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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-1474

                                 AIM Stock Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
       ------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 7/31

Date of reporting period: 07/31/05

Item 1. Reports to Stockholders.

                                                               AIM DYNAMICS FUND
                                   Annual Report to Shareholders . July 31, 2005

                                  [COVER IMAGE]

                                                  FORMERLY INVESCO DYNAMICS FUND

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

 AIM DYNAMICS FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors. Only existing Class K shareholders of a Fund, as of August 15, 2005, may continue to invest in the Fund's Class K shares.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The unmanaged RUSSELL MIDCAP INDEX represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/- book ratios and higher forecasted growth values.

.. The unmanaged LIPPER MID-CAP GROWTH FUND INDEX represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes. Performance of an index of funds reflects fund expenses; performance of a market index does not.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

.. The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 00226625.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS
Class A Shares                       IDYAX
Class B Shares                       IDYBX
Class C Shares                       IFDCX
Class K Shares                       IDYKX
Investor Class Shares                FIDYX
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED          MAY LOSE VALUE         NO BANK GUARANTEE
-------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM DYNAMICS FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]      We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

ROBERT H. GRAHAM      Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

[WILLIAMSON PHOTO]    One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                      Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

MARK H. WILLIAMSON    All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                      Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    President & Vice Chair,       Chairman & President,
                    AIM Funds                     A I M Advisors, Inc.

                    September 16, 2005

AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM DYNAMICS FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT     Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                      Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                      Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                      At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                      Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    September 16, 2005

AIM DYNAMICS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

Stocks, as measured by leading domestic market indexes, rallied near the midpoint and toward the end of the fiscal year. These trends helped your Fund post impressive, double-digit gains for the period--the first full year that the new management team has been responsible for the Fund.

     Your Fund outperformed the large-cap oriented S&P 500 Index by a wide margin, as mid-cap stocks outperformed their large-cap counterparts significantly, during the period. However, we slightly underperformed the Russell Midcap Growth Index as our information technology and industrials holdings generally underperformed those of the benchmark.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                            24.63%

Class B Shares                            23.89

Class C Shares                            23.92

Class K Shares                            24.50

Investor Class Shares                     24.81

S&P 500 Index (Broad Market Index)        14.04

Russell Midcap Growth Index
(Style-specific Index)                    25.65

Lipper Mid-Cap Growth Fund Index
(Peer Group Index)                        22.17

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     The Fund's long-term performance can be found on Pages 6 and 7.

--------------------------------------------------------------------------------

HOW WE INVEST

We select stocks based on analysis of individual companies, focusing on mid-cap growth companies that are favorably priced relative to the rest of the market.

     Our investment process involves:

.. identifying companies with sustainable revenue and earnings growth and low stock prices relative to their projected growth rates

.. applying fundamental research, including financial statement analysis, to identify stocks of companies with large potential markets, cash-generating business models, improving balance sheets and solid management teams

.. using a variety of valuation techniques to determine target buy prices and a stock's valuation upside and downside potential

     The resulting portfolio contains both "core holdings," industry leaders serving growing, non-cyclical markets (markets relatively insensitive to economic conditions) whose performance tends to remain constant regardless of economic conditions; and "earnings-acceleration" holdings driven by near-term catalysts such as new products or improved processes that may lead to rapid sales or earnings growth.

     We strive to control volatility and risk by diversifying Fund holdings across sectors and also by building a portfolio of 100 to 120 stocks with approximately equal weights within the portfolio.

     We consider selling a stock if:

.. a company's fundamentals deteriorate

.. a stock's price reaches our valuation target

.. a company moves into the large capitalization range

.. we find a more attractive investment option

MARKET CONDITIONS AND YOUR FUND

Solid economic growth and impressive corporate earnings generally outweighed concerns about rising oil prices and interest rates. Two strong market rallies helped most major stock indexes and your Fund post impressive gains for the fiscal year.

     At the close of the period, the portfolio was about equally divided between core holdings and earnings-acceleration stocks. Our core holdings provided some downside protection during periods of market volatility while our earnings-acceleration stocks boosted performance during the two market rallies.

     The Fund also benefited from its focus on mid-cap stocks, which outperformed large- and small-cap stocks over the reporting period.

     Every stock market sector registered positive
                                                                     (CONTINUED)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
By sector
            [PIE CHART]                   TOP 5 INDUSTRIES*                               TOP 10 EQUITY HOLDINGS*
Industrials                       8.4%    1. Health Care Equipment                6.0%    1.  Hilton Hotels Corp.             1.7%
Materials                         5.1%    2. Semiconductors                       4.8     2.  Polo Ralph Lauren Corp.         1.6
Telecommunication Services        3.6%    3. Application Software                 4.8     3.  Starwood Hotels
Consumer Staples                  2.0%    4. Wireless Telecommunication Services  3.6         & Resorts Worldwide, Inc.       1.5
Money Market Funds Plus                   5. Oil & Gas Equipment & Services       3.4     4.  Office Depot, Inc.              1.4
Other Assets Less Liabilities     1.3%                                                    5.  Williams Cos., Inc. (The)       1.4
Consumer Discretionary           23.2%    TOTAL NET ASSETS               $2.0 billion     6.  Station Casinos, Inc.           1.4
Information Technology           20.3%                                                    7.  Alliance Data Systems Corp.     1.3
Health Care                      16.1%    TOTAL NUMBER OF HOLDINGS*               109     8.  Pulte Homes, Inc.               1.3
Energy                           10.2%                                                    9.  Kohl's Corp.                    1.3
Financials                        9.8%                                                   10. Coach, Inc.                      1.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------
                                       3

AIM DYNAMICS FUND

returns for the portfolio. Changes in the Fund's sector weightings over the year largely reflected our stock selection process, which is based upon our analysis of individual companies in the context of our expectations of future economic and market trends. For example, we increased the Fund's holdings in consumer discretionary, as we found companies in this sector which benefited from healthy consumer spending despite the rising cost of oil. A stock in this sector that enhanced performance was Abercrombie & Fitch, an upscale casual clothing chain. The company's management team has reversed several years of declining comparable store sales. Additionally, the company has used its cash flow to create new business opportunities and has bought back its stock, benefiting shareholders.

     While the Fund's information technology stocks collectively posted gains, we reduced our holdings in this sector, as we were concerned about lackluster business spending for

    EVERY STOCK MARKET SECTOR REGISTERED POSITIVE RETURNS FOR THE PORTFOLIO.

technology upgrades. One tech stock that we eliminated from the portfolio was Avaya, which produces communication equipment and software. The stock faltered on concerns that corporations may be slower to deploy the company's voice over Internet protocol (VoIP) products than originally expected. VoIP technology allows users to make phone calls without incurring typical analog telephone charges, such as for long-distance calls, and also allows the flexibility of connecting from virtually any location.

     However, another information technology stock, VeriSign, was our top-performing holding for the year. The company, which provides infrastructure services for Internet and telecommunications networks, reported a 74% increase in revenue for the quarter ended June 30, 2005, compared to the same period for the previous year. The company has also expanded its product line through a series of acquisitions.

     While the Fund's industrials stocks collectively posted gains, we underperformed the Russell Midcap Growth Index in this sector, largely because of our commercial services holdings, which were negatively affected by uneven economic growth. Examples of holdings that faltered include staffing company Manpower and uniform services company Cintas, both of which we sold.

     Health care also performed well for the Fund as demand for medical services and products tends to remain constant regardless of economic conditions. We shifted our emphasis in this sector to health care equipment stocks, which tend to be more stable, away from pharmaceuticals, which have performed poorly in recent months, and biotechnology, which tends to be more volatile. One of the stocks we sold was Eyetech Pharmaceuticals, which was a key detractor from Fund performance. Eyetech is a biopharmaceutical company that specializes in the development and marketing of novel therapeutics to treat eye diseases. Its stock declined after the company announced it did not expect to be profitable in 2005 and concerns were raised about increased competition.

IN CLOSING
We remain committed to our investment process of focusing on the stocks of mid-cap companies with growing earnings. We believe our strategy has the potential to provide investors with attractive returns over the long term, and the Fund's performance over the fiscal year demonstrated this potential. While we are pleased to have provided strong returns for our shareholders for the reporting period, we encourage you to maintain a long-term perspective. We thank you for your commitment to AIM Dynamics Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[RASPLICKA PHOTO]

PAUL J. RASPLICKA, Chartered Financial Analyst and Senior Portfolio Manager, is lead manager of AIM Dynamics Fund. Mr. Rasplicka began his investment career in 1982. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He received an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.

[FARMER PHOTO]

KARL FARMER, Chartered Financial Analyst, is co-manager of AIM Dynamics Fund. He spent six years as a pension actuary, focusing on retirement plans and other benefit programs, prior to joining AIM in July of 1998. He earned a B.S. in economics from Texas A&M University, graduating magna cum laude. He subsequently earned his M.B.A. in finance from The Wharton School at the University of Pennsylvania.

Assisted by the Mid-Cap Growth/GARP (Growth at a Reasonable Price) Team

--------------------------------------------------------------------------------
                             [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6 AND
7.

AIM DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs. (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005, through July 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                            ACTUAL                                HYPOTHETICAL
                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES       ENDING ACCOUNT    EXPENSES
SHARE              VALUE              VALUE       PAID DURING         VALUE        PAID DURING
CLASS            (2/1/05)          (7/31/05)/1/     PERIOD/2,3/    (7/31/05)        PERIOD/2,4/
  A         $     1,000.00   $   1,093.20   $       6.23     $   1,018.84       $     6.01
  B               1,000.00       1,089.60           9.69         1,015.52             9.35
  C               1,000.00       1,090.10           9.69         1,015.52             9.35
  K               1,000.00       1,092.90           6.85         1,018.25             6.61
Investor          1,000.00       1,093.90           5.81         1,019.24             5.61

--------------------------------------------------------------------------------

/1/The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

/2/Expenses are equal to the Fund's annualized expense ratio (1.20%, 1.87%, 1.87%, 1.32% and 1.12% for Class A, B, C, K and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12B-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.12% for Class A shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $5.81 for Class A shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $5.61 for Class A shares.

--------------------------------------------------------------------------------
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                                        BUTTON    For More Information Visit
                                        IMAGE]    AIMINVESTMENTS.COM

AIM DYNAMICS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

Fund and index data from 7/31/95

--------------------------------------------------------------------------------
The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

                                [MOUNTAIN CHART]

         AIM DYNAMICS FUNDS-   LIPPER MID-CAP GROWTH  RUSSELL MIDCAP       S&P 500
DATE    INVESTOR CLASS SHARES     FUND INDEX           GROWTH INDEX          INDEX
  7/95   $        10000         $      10000          $      10000       $        10000
  8/95            10054                10168                 10110                10025
  9/95            10248                10567                 10335                10448
 10/95            10380                10359                 10073                10410
 11/95            10768                10753                 10524                10867
 12/95            10915                10855                 10529                11076
  1/96            11030                10782                 10715                11453
  2/96            11454                11243                 11121                11559
  3/96            11525                11506                 11208                11671
  4/96            12053                12492                 11750                11843
  5/96            12177                12984                 11990                12147
  6/96            11912                12416                 11627                12194
  7/96            10964                11058                 10725                11655
  8/96            11804                11774                 11304                11902
  9/96            12469                12574                 12022                12571
 10/96            12523                12102                 11881                12917
 11/96            13010                12379                 12581                13893
 12/96            12623                12315                 12369                13618
  1/97            12918                12631                 12917                14468
  2/97            12272                11791                 12632                14582
  3/97            11586                10894                 11919                13984
  4/97            11772                10800                 12210                14818
  5/97            13017                12206                 13305                15724
  6/97            13497                12721                 13673                16423
  7/97            14986                13498                 14982                17729
  8/97            14731                13460                 14835                16737
  9/97            15799                14424                 15586                17653
 10/97            15279                13616                 14806                17064
 11/97            15319                13398                 14961                17853
 12/97            15666                13712                 15158                18159
  1/98            15486                13453                 14885                18360
  2/98            17058                14595                 16284                19683
  3/98            18090                15351                 16967                20691
  4/98            18416                15418                 17197                20903
  5/98            17675                14519                 16490                20544
  6/98            18540                15187                 16956                21378
  7/98            17743                14176                 16230                21152
  8/98            14286                11120                 13132                18096
  9/98            15241                12280                 14126                19256
 10/98            15937                12731                 15166                20820
 11/98            17059                13699                 16189                22081
 12/98            19311                15466                 17866                23353
  1/99            20427                16233                 18401                24329
  2/99            19312                14973                 17501                23573
  3/99            21065                16040                 18476                24516
  4/99            22255                16698                 19318                25465
  5/99            22329                16628                 19069                24865
  6/99            24180                17969                 20401                26241
  7/99            23776                17723                 19751                25425
  8/99            23691                17633                 19546                25299
  9/99            23899                18148                 19379                24606
 10/99            26265                19752                 20878                26163
 11/99            28855                22230                 23040                26695
 12/99            33177                26867                 27029                28265
  1/00            32587                26405                 27024                26845
  2/00            40003                33023                 32705                26337
  3/00            38195                30699                 32739                28912
  4/00            34525                26649                 29561                28042
  5/00            32111                24253                 27406                27468
  6/00            37063                28022                 30314                28144
  7/00            35740                26860                 28394                27704
  8/00            41194                30372                 32676                29424
  9/00            40926                28913                 31079                27871
 10/00            37447                26575                 28952                27753
 11/00            28965                21018                 22660                25567
 12/00            30599                22533                 23854                25692
  1/01            31655                22839                 25216                26603
  2/01            25463                19413                 20855                24179
  3/01            21486                17353                 17870                22648
  4/01            25091                19641                 20849                24407
  5/01            24511                19803                 20751                24570
  6/01            24190                19726                 20762                23972
  7/01            22183                18688                 19361                23736
  8/01            19891                17436                 17958                22252
  9/01            15720                14921                 14990                20455
 10/01            17407                15752                 16566                20845
 11/01            19856                17046                 18349                22444
 12/01            20539                17785                 19047                22641
  1/02            20126                17105                 18428                22311
  2/02            18192                16254                 17384                21880
  3/02            19725                17279                 18710                22703
  4/02            18359                16705                 17720                21327
  5/02            17496                16147                 17191                21171
  6/02            15471                14696                 15294                19663
  7/02            13937                13111                 13808                18131
  8/02            13627                12955                 13760                18250
  9/02            12544                12150                 12667                16268
 10/02            13833                12763                 13648                17699
 11/02            14865                13521                 14716                18739
 12/02            13743                12722                 13827                17639
  1/03            13678                12533                 13691                17178
  2/03            13472                12339                 13572                16920
  3/03            13627                12516                 13825                17083
  4/03            14568                13394                 14766                18490
  5/03            15716                14501                 16187                19463
  6/03            15962                14729                 16418                19712
  7/03            16515                15309                 17005                20060
  8/03            17328                16062                 17941                20450
  9/03            16696                15523                 17593                20233
 10/03            18203                16741                 19011                21377
 11/03            18784                17139                 19520                21565
 12/03            19004                17227                 19733                22696
  1/04            19494                17662                 20384                23112
  2/04            19687                17906                 20726                23433
  3/04            19545                17902                 20687                23080
  4/04            19119                17334                 20103                22718
  5/04            19415                17711                 20577                23029
  6/04            19685                18137                 20905                23477
  7/04            18294                16849                 19520                22700
+ 8/04            17997                16557                 19279                22791
  9/04            18744                17265                 19999                23038
 10/04            19183                17775                 20678                23390
 11/04            20382                18763                 21745                24336
 12/04            21270                19644                 22787                25163
  1/05            20870                19010                 22177                24550
  2/05            21192                19255                 22739                25066
  3/05            20908                18871                 22407                24623
  4/05            19773                17962                 21520                24156
  5/05            20805                19028                 22753                24924
  6/05            21462                19463                 23176                24960
  7/05            22826                20584                 24528                25888

                                                            Source: Lipper, Inc.

AIM DYNAMICS FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As OF 7/31/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)                    2.72%
  1 Year                              17.75

CLASS B SHARES
Inception (3/28/02)                    2.86%
  1 Year                              18.89

CLASS C SHARES
Inception (2/14/00)                   -8.86%
  5 Years                            -9.33
  1 Year                              22.92

CLASS K SHARES
Inception (11/30/00)                  -5.18%
  1 Year                              24.50

INVESTOR CLASS SHARES
Inception (9/15/67)                    9.14%
  10 Years                            8.60
  5 Years                            -8.57
  1 Year                              24.81
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05, most recent calendar quarter- end, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)                    0.86%
  1 Year                              2.84

CLASS B SHARES
Inception (3/28/02)                    0.97%
  1 Year                              3.19

Class C Shares
Inception (2/14/00)                  -10.03%
  5 Years                            -11.09
  1 Year                              7.15

CLASS K SHARES
Inception (11/30/00)                  -6.53%
  1 Year                              8.77

INVESTOR CLASS SHARES
Inception (9/15/67)                    8.99%
  10 Years                            8.54
  5 Years                            -10.35
  1 Year                              9.04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS

6 months ended 7/31/05,excluding applicable sales charges

Class A Shares                    9.32%
Class B Shares                    8.96
Class C Shares                    9.01
Class K Shares                    9.29
Investor Class Shares             9.39
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE. THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER.

AIM DYNAMICS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Stock Funds (the "Board") oversees the management of AIM Dynamics Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's underperformance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid Cap Growth Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's underperformance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was lower than the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (ii) was higher than the sub-advisory fee rates for an unaffiliated mutual fund, and comparable to the sub-advisory fee rates for a second unaffiliated mutual fund, for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through July 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary

AIM DYNAMICS FUND

nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through July 31, 2005 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Expense limitations and fee waivers. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05

AIM DYNAMICS FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended 7/31/05

Inception (5/22/00)                      -5.44%
  5 Years                                -8.20
  1 Year                                 25.47
  6 Months*                              9.64

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 6/30/05, most recent
calendar quarter-end

Inception (5/22/00)                     -6.67%
  5 Years                              -10.00
  1 Year                                 9.47
  6 Months*                              1.13

*Cumulative total return that has not been annualized
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

   PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-525-8085 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------
NASDAQ Symbol                          IDICX
--------------------------------------------------------------------------------

                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

AIMinvestments.com            I-DYN-INS-1

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005, through July 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                      ACTUAL                     HYPOTHETICAL
                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT      ENDING ACCOUNT    EXPENSES       ENDING ACCOUNT    EXPENSES
 SHARE              VALUE                   VALUE        PAID DURING          VALUE       PAID DURING
 CLASS             (2/1/05)               (7/31/05)/1/    PERIOD/2/          (7/31/05)     PERIOD/2/
Institutional    $   1,000.00           $   1,096.40   $     2.91        $   1,022.02      $   2.81

/1/The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

/2/Expenses are equal to the Fund's annualized expense ratio, 0.56% for the Institutional Class shares, multiplied by the average account value over the period, multi-plied by 181/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------
AIMINVESTMENTS.COM                     I-DYN-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS
July 31, 2005

                                                                 MARKET
                                                    SHARES       VALUE
    ------------------------------------------------------------------------
    COMMON STOCKS & OTHER EQUITY
     INTERESTS-98.70%

    ADVERTISING-1.02%
    Omnicom Group Inc.                               245,700 $    20,852,559
    ------------------------------------------------------------------------

    AEROSPACE & DEFENSE-1.12%
    L-3 Communications Holdings, Inc.                292,500      22,882,275
    ------------------------------------------------------------------------

    AIR FREIGHT & LOGISTICS-0.98%
    Robinson (C.H.) Worldwide, Inc.                  319,500      19,991,115
    ------------------------------------------------------------------------

    APPAREL RETAIL-1.95%
    Abercrombie & Fitch Co. -- Class A               283,800      20,447,790
    ------------------------------------------------------------------------
    Ross Stores, Inc.                                730,800      19,366,200
    ------------------------------------------------------------------------
                                                                  39,813,990
    ------------------------------------------------------------------------

    APPAREL, ACCESSORIES & LUXURY
     GOODS-2.88%
    Coach, Inc./(a)/                                 745,000      26,156,950
    ------------------------------------------------------------------------
    Polo Ralph Lauren Corp.                          659,400      32,468,856
    ------------------------------------------------------------------------
                                                                  58,625,806
    ------------------------------------------------------------------------

    APPLICATION SOFTWARE-4.76%
    Amdocs Ltd. (United Kingdom)/(a)/                765,700      22,733,633
    ------------------------------------------------------------------------
    Autodesk, Inc.                                   385,400      13,176,826
    ------------------------------------------------------------------------
    Hyperion Solutions Corp./(a)/                    231,000      10,870,860
    ------------------------------------------------------------------------
    Mercury Interactive Corp./(a)/                   385,400      15,173,198
    ------------------------------------------------------------------------
    MicroStrategy Inc. -- Class A/(a)/               157,600      12,158,840
    ------------------------------------------------------------------------
    NAVTEQ Corp./(a)/                                518,500      22,798,445
    ------------------------------------------------------------------------
                                                                  96,911,802
    ------------------------------------------------------------------------

    ASSET MANAGEMENT & CUSTODY
     BANKS-2.33%
    KKR Financial Corp.
     (Acquired 08/05/04; Cost $21,590,000)/(b)(c)/ 1,079,500      23,783,544
    ------------------------------------------------------------------------
    Legg Mason, Inc.                                 231,750      23,673,262
    ------------------------------------------------------------------------
                                                                  47,456,806
    ------------------------------------------------------------------------

    AUTOMOTIVE RETAIL-1.09%
    Advance Auto Parts, Inc./(a)/                    321,200      22,149,952
    ------------------------------------------------------------------------

    BIOTECHNOLOGY-2.29%
    Genzyme Corp./(a)/                               286,700      21,333,347
    ------------------------------------------------------------------------
    Gilead Sciences, Inc./(a)/                       350,000      15,683,500
    ------------------------------------------------------------------------
    Martek Biosciences Corp./(a)(d)/                 220,000       9,589,800
    ------------------------------------------------------------------------
                                                                  46,606,647
    ------------------------------------------------------------------------

    BROADCASTING & CABLE TV-0.51%
    Univision Communications Inc. -- Class A/(a)/    366,300      10,358,964
    ------------------------------------------------------------------------

    CASINOS & GAMING-1.35%
    Station Casinos, Inc.                            375,000      27,543,750
    ------------------------------------------------------------------------

                                                                  MARKET
                                                     SHARES       VALUE
  ---------------------------------------------------------------------------

  COMMODITY CHEMICALS-0.78%
  Lyondell Chemical Co.                               565,600 $    15,802,864
  ---------------------------------------------------------------------------

  COMMUNICATIONS EQUIPMENT-2.85%
  ADC Telecommunications, Inc./(a)/                   516,927      13,512,472
  ---------------------------------------------------------------------------
  Comverse Technology, Inc./(a)/                      962,500      24,341,625
  ---------------------------------------------------------------------------
  Scientific-Atlanta, Inc.                            525,200      20,220,200
  ---------------------------------------------------------------------------
                                                                   58,074,297
  ---------------------------------------------------------------------------

  COMPUTER HARDWARE-0.56%
  Palm, Inc./(a)(d)/                                  401,735      11,465,517
  ---------------------------------------------------------------------------

  COMPUTER STORAGE & PERIPHERALS-0.99%
  QLogic Corp./(a)/                                   649,500      20,166,975
  ---------------------------------------------------------------------------

  CONSTRUCTION & ENGINEERING-1.03%
  Chicago Bridge & Iron Co. N.V.-New York Shares
   (Netherlands)                                      748,900      20,931,755
  ---------------------------------------------------------------------------

  CONSUMER ELECTRONICS-0.52%
  Harman International Industries, Inc.               123,300      10,597,635
  ---------------------------------------------------------------------------

  DATA PROCESSING & OUTSOURCED
   SERVICES-1.81%
  Alliance Data Systems Corp./(a)/                    646,100      27,504,477
  ---------------------------------------------------------------------------
  Iron Mountain Inc./(a)/                             272,200       9,333,738
  ---------------------------------------------------------------------------
                                                                   36,838,215
  ---------------------------------------------------------------------------

  DEPARTMENT STORES-2.51%
  Kohl's Corp./(a)/                                   468,100      26,377,435
  ---------------------------------------------------------------------------
  Nordstrom, Inc.                                     671,600      24,855,916
  ---------------------------------------------------------------------------
                                                                   51,233,351
  ---------------------------------------------------------------------------

  DIVERSIFIED BANKS-1.10%
  Centennial Bank Holdings, Inc.
   (Acquired 12/27/04; Cost $21,749,700)/(a)(c)(e)/ 2,071,400      22,371,120
  ---------------------------------------------------------------------------

  DIVERSIFIED COMMERCIAL & PROFESSIONAL
   SERVICES-2.33%
  ChoicePoint Inc./(a)/                               518,900      22,624,040
  ---------------------------------------------------------------------------
  Corrections Corp. of America/(a)/                   659,650      24,796,243
  ---------------------------------------------------------------------------
                                                                   47,420,283
  ---------------------------------------------------------------------------

  DIVERSIFIED METALS & MINING-1.71%
  Freeport-McMoRan Copper & Gold, Inc. -- Class B     326,900      13,167,532
  ---------------------------------------------------------------------------
  Phelps Dodge Corp.                                  203,900      21,705,155
  ---------------------------------------------------------------------------
                                                                   34,872,687
  ---------------------------------------------------------------------------

  DRUG RETAIL-0.96%
  Shoppers Drug Mart Corp. (Canada)                   585,400      19,613,745
  ---------------------------------------------------------------------------

  EDUCATION SERVICES-1.11%
  Career Education Corp./(a)/                         582,600      22,599,054
  ---------------------------------------------------------------------------

                                                                 MARKET
                                                    SHARES       VALUE
    ------------------------------------------------------------------------

    ELECTRICAL COMPONENTS &
     EQUIPMENT-0.94%
    Cooper Industries, Ltd. -- Class A (Bermuda)     297,700 $    19,225,466
    ------------------------------------------------------------------------

    ELECTRONIC EQUIPMENT
     MANUFACTURERS-1.81%
    Amphenol Corp. -- Class A                        556,000      24,764,240
    ------------------------------------------------------------------------
    Cogent Inc./(a)/                                 400,400      12,040,028
    ------------------------------------------------------------------------
                                                                  36,804,268
    ------------------------------------------------------------------------

    GENERAL MERCHANDISE STORES-1.09%
    Dollar General Corp.                           1,095,600      22,262,592
    ------------------------------------------------------------------------

    HEALTH CARE DISTRIBUTORS-0.51%
    Henry Schein, Inc./(a)/                          240,000      10,360,800
    ------------------------------------------------------------------------

    HEALTH CARE EQUIPMENT-5.99%
    Biomet, Inc.                                     441,300      16,826,769
    ------------------------------------------------------------------------
    INAMED Corp./(a)/                                162,600      11,775,492
    ------------------------------------------------------------------------
    Kinetic Concepts, Inc./(a)/                      346,000      20,749,620
    ------------------------------------------------------------------------
    Mentor Corp.                                     240,000      11,940,000
    ------------------------------------------------------------------------
    PerkinElmer, Inc.                                950,000      19,931,000
    ------------------------------------------------------------------------
    Varian Medical Systems, Inc./(a)/                520,000      20,415,200
    ------------------------------------------------------------------------
    Waters Corp./(a)/                                450,000      20,376,000
    ------------------------------------------------------------------------
                                                                 122,014,081
    ------------------------------------------------------------------------

    HEALTH CARE FACILITIES-0.86%
    LifePoint Hospitals, Inc./(a)/                   375,000      17,535,000
    ------------------------------------------------------------------------

    HEALTH CARE SERVICES-1.98%
    DaVita, Inc./(a)/                                464,700      21,952,428
    ------------------------------------------------------------------------
    Express Scripts, Inc./(a)/                       350,000      18,305,000
    ------------------------------------------------------------------------
                                                                  40,257,428
    ------------------------------------------------------------------------

    HEALTH CARE SUPPLIES-1.37%
    Cooper Cos., Inc. (The)                          316,600      21,750,420
    ------------------------------------------------------------------------
    Gen-Probe Inc./(a)/                              140,000       6,172,600
    ------------------------------------------------------------------------
                                                                  27,923,020
    ------------------------------------------------------------------------

    HOMEBUILDING-1.31%
    Pulte Homes, Inc.                                285,800      26,756,596
    ------------------------------------------------------------------------

    HOTELS, RESORTS & CRUISE LINES-3.23%
    Hilton Hotels Corp.                            1,429,200      35,372,700
    ------------------------------------------------------------------------
    Starwood Hotels & Resorts Worldwide, Inc./(f)/   481,200      30,469,584
    ------------------------------------------------------------------------
                                                                  65,842,284
    ------------------------------------------------------------------------

    HOUSEHOLD APPLIANCES-0.52%
    Whirlpool Corp.                                  131,400      10,509,372
    ------------------------------------------------------------------------

    HOUSEWARES & SPECIALTIES-1.67%
    Fortune Brands, Inc.                             108,400      10,249,220
    ------------------------------------------------------------------------
    Jarden Corp./(a)/                                620,850      23,815,806
    ------------------------------------------------------------------------
                                                                  34,065,026
    ------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 ------------------------------------------------------------------------------

 INDUSTRIAL GASES-0.63%
 Praxair, Inc.                                          261,100 $    12,895,729
 ------------------------------------------------------------------------------

 INDUSTRIAL MACHINERY-0.92%
 ITT Industries, Inc.                                   176,300      18,758,320
 ------------------------------------------------------------------------------

 INTEGRATED OIL & GAS-1.11%
 Murphy Oil Corp.                                       425,000      22,542,000
 ------------------------------------------------------------------------------

 INTERNET SOFTWARE & SERVICES-1.10%
 Akamai Technologies, Inc./(a)/                         252,473       3,855,263
 ------------------------------------------------------------------------------
 VeriSign, Inc./(a)/                                    705,900      18,572,229
 ------------------------------------------------------------------------------
                                                                     22,427,492
 ------------------------------------------------------------------------------

 IT CONSULTING & OTHER SERVICES-0.88%
 Cognizant Technology Solutions Corp. -- Class A/(a)/   364,200      17,874,936
 ------------------------------------------------------------------------------

 MANAGED HEALTH CARE-1.98%
 AMERIGROUP Corp./(a)/                                  300,000      10,395,000
 ------------------------------------------------------------------------------
 CIGNA Corp.                                            120,000      12,810,000
 ------------------------------------------------------------------------------
 Coventry Health Care, Inc./(a)/                        138,000       9,760,740
 ------------------------------------------------------------------------------
 WellCare Health Plans Inc./(a)/                        192,000       7,357,440
 ------------------------------------------------------------------------------
                                                                     40,323,180
 ------------------------------------------------------------------------------

 OIL & GAS DRILLING-2.26%
 Nabors Industries, Ltd. (Bermuda)/(a)/                 335,000      21,925,750
 ------------------------------------------------------------------------------
 Noble Corp. (Cayman Islands)                           360,000      24,184,800
 ------------------------------------------------------------------------------
                                                                     46,110,550
 ------------------------------------------------------------------------------

 OIL & GAS EQUIPMENT & SERVICES-3.36%
 Grant Prideco, Inc./(a)/                               600,000      19,260,000
 ------------------------------------------------------------------------------
 National-Oilwell Varco Inc./(a)/                       470,000      24,604,500
 ------------------------------------------------------------------------------
 Weatherford International Ltd. (Bermuda)/(a)/          390,000      24,679,200
 ------------------------------------------------------------------------------
                                                                     68,543,700
 ------------------------------------------------------------------------------

 OIL & GAS EXPLORATION &
  PRODUCTION-2.15%
 Rosetta Resources, Inc. (Acquired 06/28/05;
  Cost $19,782,400)/(a)(b)(c)/                        1,236,400      19,782,400
 ------------------------------------------------------------------------------
 Talisman Energy Inc. (Canada)                          550,000      24,013,000
 ------------------------------------------------------------------------------
                                                                     43,795,400
 ------------------------------------------------------------------------------

 OIL & GAS STORAGE &
  TRANSPORTATION-1.35%
 Williams Cos., Inc. (The)                            1,300,000      27,612,000
 ------------------------------------------------------------------------------

 OTHER DIVERSIFIED FINANCIAL
  SERVICES-1.02%
 CapitalSource Inc./(a)/                              1,062,600      20,805,708
 ------------------------------------------------------------------------------

 PACKAGED FOODS & MEATS-1.01%
 McCormick & Co., Inc.                                  294,600      10,246,188
 ------------------------------------------------------------------------------
 TreeHouse Foods, Inc./(a)/                             336,000      10,274,880
 ------------------------------------------------------------------------------
                                                                     20,521,068
 ------------------------------------------------------------------------------

                                                                   MARKET
                                                      SHARES       VALUE
 -----------------------------------------------------------------------------

 PHARMACEUTICALS-1.13%
 Medicis Pharmaceutical Corp. -- Class A               360,000 $    12,211,200
 -----------------------------------------------------------------------------
 MGI Pharma, Inc./(a)/                                 400,000      10,920,000
 -----------------------------------------------------------------------------
                                                                    23,131,200
 -----------------------------------------------------------------------------

 RAILROADS-0.53%
 CSX Corp.                                             236,900      10,788,426
 -----------------------------------------------------------------------------

 REAL ESTATE-1.79%
 Aames Investment Corp./(e)/                         1,642,800      15,179,472
 -----------------------------------------------------------------------------
 People's Choice Financial Corp. (Acquired 12/21/04;
  Cost $21,918,000)/(a)(c)/                          2,191,800      21,370,050
 -----------------------------------------------------------------------------
                                                                    36,549,522
 -----------------------------------------------------------------------------

 REAL ESTATE MANAGEMENT &
  DEVELOPMENT-1.13%
 CB Richard Ellis Group, Inc. -- Class A/(a)/          500,000      23,020,000
 -----------------------------------------------------------------------------

 REGIONAL BANKS-0.63%
 Signature Bank/(a)/                                   427,300      12,831,819
 -----------------------------------------------------------------------------

 SEMICONDUCTOR EQUIPMENT-0.74%
 Tessera Technologies Inc./(a)/                        427,500      15,013,800
 -----------------------------------------------------------------------------

 SEMICONDUCTORS-4.81%
 Altera Corp./(a)/                                     915,200      20,015,424
 -----------------------------------------------------------------------------
 Analog Devices, Inc.                                  500,100      19,603,920
 -----------------------------------------------------------------------------
 ATI Technologies Inc. (Canada)/(a)/                   771,800       9,716,962
 -----------------------------------------------------------------------------
 Microchip Technology Inc.                             807,315      25,083,277
 -----------------------------------------------------------------------------
 National Semiconductor Corp.                          957,000      23,647,470
 -----------------------------------------------------------------------------
                                                                    98,067,053
 -----------------------------------------------------------------------------

 SPECIALIZED FINANCE-1.03%
 Chicago Mercantile Exchange Holdings Inc.              69,500      20,922,975
 -----------------------------------------------------------------------------

 SPECIALTY CHEMICALS-0.97%
 Rohm and Haas Co.                                     428,700      19,745,922
 -----------------------------------------------------------------------------

 SPECIALTY STORES-2.47%
 Office Depot, Inc./(a)/                               984,900      27,951,462
 -----------------------------------------------------------------------------
 Staples, Inc.                                         985,550      22,440,974
 -----------------------------------------------------------------------------
                                                                    50,392,436
 -----------------------------------------------------------------------------

 STEEL-1.00%
 Nucor Corp.                                           185,400      10,280,430
 -----------------------------------------------------------------------------
 United States Steel Corp.                             238,400      10,167,760
 -----------------------------------------------------------------------------
                                                                    20,448,190
 -----------------------------------------------------------------------------

                                                                   MARKET
                                                      SHARES       VALUE
 -----------------------------------------------------------------------------

 THRIFTS & MORTGAGE FINANCE-0.81%
 Hudson City Bancorp, Inc.                           1,386,900 $    16,407,027
 -----------------------------------------------------------------------------

 TRUCKING-0.51%
 Swift Transportation Co., Inc./(a)/                   476,800      10,484,832
 -----------------------------------------------------------------------------

 WIRELESS TELECOMMUNICATION SERVICES-
  3.56%
 American Tower Corp. -- Class A/(a)/                1,132,700      26,029,446
 -----------------------------------------------------------------------------
 Nextel Partners, Inc. -- Class A/(a)/                 987,550      24,589,995
 -----------------------------------------------------------------------------
 SpectraSite, Inc./(a)/                                268,600      21,944,620
 -----------------------------------------------------------------------------
                                                                    72,564,061
 -----------------------------------------------------------------------------
     Total Common Stocks & Other Equity Interests
      (Cost $1,639,915,336)                                      2,011,314,443
 -----------------------------------------------------------------------------

                                NUMBER
                                  OF     EXERCISE EXPIRATION
                               CONTRACTS  PRICE      DATE
           PUT OPTIONS
            PURCHASED-0.02%

           HEALTH CARE
            EQUIPMENT-0.02%
             INAMED Corp.
              (Cost $779,215)    1,626     $70     Oct.-05   499,995
           ---------------------------------------------------------

                                                     SHARES
   MONEY MARKET FUNDS-1.30%
   Premier Portfolio-Institutional Class
    (Cost $26,495,353)/(g)/                        26,495,353     26,495,353
   --------------------------------------------------------------------------
   TOTAL INVESTMENTS-100.02%
    (excluding investments purchased with cash
    collateral from securities loaned)
    (Cost $1,667,189,904)                                      2,038,309,791
   --------------------------------------------------------------------------
   INVESTMENTS PURCHASED WITH CASH
    COLLATERAL FROM SECURITIES LOANED

   MONEY MARKET FUNDS-0.47%
   Premier Portfolio-Institutional Class/(g)(h)/    9,532,450      9,532,450
   --------------------------------------------------------------------------
       Total Money Market Funds (purchased with
        cash collateral from securities loaned)
        (Cost $9,532,450)                                          9,532,450
   --------------------------------------------------------------------------
   TOTAL INVESTMENTS-100.49%
    (Cost $1,676,722,354)                                      2,047,842,241
   --------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-(0.49%)                          (9,969,512)
   --------------------------------------------------------------------------
   NET ASSETS-100.00%                                         $2,037,872,729
   --------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was $43,565,944, which represented 2.13% of the Fund's Total Investments. See Note 1A.
/(c)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $87,307,114, which represented 4.28% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities.
/(d)/All or a portion of this security has been pledged as collateral for securities lending transactions at July 31, 2005.
/(e)/The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities at July 31, 2005 was $37,550,592, which represented 1.84% of the Fund's Net Assets.
/(f)/Each unit represents one common share and one Class B share.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2005

ASSETS:
Investments, at market value (cost $1,604,762,007)*                $ 1,974,263,846
-----------------------------------------------------------------------------------
Investments in affiliates (cost $71,960,347)                            73,578,395
-----------------------------------------------------------------------------------
    Total investments (cost $1,676,722,354)                          2,047,842,241
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      29,820,497
-----------------------------------------------------------------------------------
  Fund shares sold                                                       1,166,721
-----------------------------------------------------------------------------------
  Dividends                                                                707,385
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          435,742
-----------------------------------------------------------------------------------
Other assets                                                                44,925
-----------------------------------------------------------------------------------
    Total assets                                                     2,080,017,511
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                 14,180,532
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                16,250,088
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                       578,730
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            9,532,450
-----------------------------------------------------------------------------------
Accrued distribution fees                                                  408,955
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                            3,444
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                              1,050,986
-----------------------------------------------------------------------------------
Accrued operating expenses                                                 139,597
-----------------------------------------------------------------------------------
  Total liabilities                                                     42,144,782
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $ 2,037,872,729
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $ 4,395,279,453
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (740,047)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and futures contracts                           (2,727,786,696)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                            371,120,019
-----------------------------------------------------------------------------------
                                                                   $ 2,037,872,729
-----------------------------------------------------------------------------------

         NET ASSETS:
         Class A                                        $   15,894,629
         -------------------------------------------------------------
         Class B                                        $    2,907,694
         -------------------------------------------------------------
         Class C                                        $    9,080,798
         -------------------------------------------------------------
         Class K                                        $   14,997,481
         -------------------------------------------------------------
         Investor Class                                 $1,984,687,436
         -------------------------------------------------------------
         Institutional Class                            $   10,304,691
         -------------------------------------------------------------

         SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
          UNLIMITED NUMBER OF SHARES AUTHORIZED:
         Class A                                               897,491
         -------------------------------------------------------------
         Class B                                               168,402
         -------------------------------------------------------------
         Class C                                               536,261
         -------------------------------------------------------------
         Class K                                               855,539
         -------------------------------------------------------------
         Investor Class                                    112,087,948
         -------------------------------------------------------------
         Institutional Class                                   569,883
         -------------------------------------------------------------
         Class A:
          Net asset value per share                     $        17.71
         -------------------------------------------------------------
           Offering price per share:
            (Net asset value of $17.71 / 94.50%)        $        18.74
         -------------------------------------------------------------
         Class B:
          Net asset value and offering price per share  $        17.27
         -------------------------------------------------------------
         Class C:
          Net asset value and offering price per share  $        16.93
         -------------------------------------------------------------
         Class K:
          Net asset value and offering price per share  $        17.53
         -------------------------------------------------------------
         Investor Class:
          Net asset value and offering price per share  $        17.71
         -------------------------------------------------------------
         Institutional Class:
          Net asset value and offering price per share  $        18.08
         -------------------------------------------------------------

* At July 31, 2005, securities with an aggregate market value of $9,345,682 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended July 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $69,284)                            $ 15,443,395
----------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending
 income of $437,222, after compensation to counterparties of $533,082)              1,973,665
----------------------------------------------------------------------------------------------
Interest                                                                               19,274
----------------------------------------------------------------------------------------------
   Total investment income                                                         17,436,334
----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                      12,589,288
----------------------------------------------------------------------------------------------
Administrative services fees                                                          519,635
----------------------------------------------------------------------------------------------
Custodian fees                                                                        209,256
----------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                               49,170
----------------------------------------------------------------------------------------------
 Class B                                                                               26,379
----------------------------------------------------------------------------------------------
 Class C                                                                               97,998
----------------------------------------------------------------------------------------------
 Class K                                                                               77,194
----------------------------------------------------------------------------------------------
 Investor Class                                                                     6,004,216
----------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, K and Investor                                      8,278,449
----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                    6,810
----------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                             116,298
----------------------------------------------------------------------------------------------
Other                                                                                 678,724
----------------------------------------------------------------------------------------------
   Total expenses                                                                  28,653,417
----------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                (277,145)
----------------------------------------------------------------------------------------------
   Net expenses                                                                    28,376,272
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (10,939,938)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN
 CURRENCIES AND FUTURES CONTRACTS:
Net realized gain (loss) from:
 Investment securities (included gains from securities sold to affiliates of
   $6,863,422)                                                                    508,437,228
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                  (220,364)
----------------------------------------------------------------------------------------------
 Futures contracts                                                                  2,812,749
----------------------------------------------------------------------------------------------
                                                                                  511,029,613
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                             57,118,325
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                       (74)
----------------------------------------------------------------------------------------------
                                                                                   57,118,251
----------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and futures contracts     568,147,864
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $557,207,926
----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2005 and 2004

                                                                                                                       2005
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                   $   (10,939,938)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and futures contracts                             511,029,613
----------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies                57,118,251
----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                             557,207,926
----------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                                190,494
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                                 56,868
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             (4,299,521)
----------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                            (14,531,829)
----------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                  (1,552,723,956)
----------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                                 (5,831,140)
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                       (1,577,139,084)
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                         (1,019,931,158)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                3,057,803,887
----------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(740,047) and $(568,370), respectively)  $ 2,037,872,729
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       2004
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                   $   (30,738,446)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and futures contracts                             945,225,491
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies              (434,937,006)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                             479,550,039
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                              5,426,087
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                                723,339
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             (3,772,353)
---------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                            (24,547,120)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                  (1,337,770,199)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                                (22,726,179)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                       (1,382,666,425)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                           (903,116,386)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                3,960,920,273
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(740,047) and $(568,370), respectively)  $ 3,057,803,887
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dynamics Fund, formerly INVESCO Dynamics Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors.
  Effective as of the close of business on April 1, 2002, the Fund limited public sales of its Investor Class shares to certain investors.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.60%
              ----------------------------------------------------
              Next $350 million                              0.55%
              ----------------------------------------------------
              Next $1.3 billion                              0.50%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  Effective July 1, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.20%, 1.95%, 1.95%, 1.40%, 1.20% and 0.95% of average daily net assets, respectively. Prior to July 1, 2005, AIM had voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A to 1.30%. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65% of average daily net assets, respectively, through July 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended July 31, 2005, AIM waived fees of $26,054.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $188,952.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $519,635.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $8,278,449 for Class A, Class B, Class C, Class K and Investor Class shares and $6,810 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid $49,170, $26,379, $97,998, $77,194 and $6,004,216, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2005 ADI advised the Fund that it retained $4,005 in front-end sales commissions from the sale of Class A shares and $0, $2,284, $678 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended July 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                           CHANGE IN
                                                                           UNREALIZED
                            MARKET VALUE   PURCHASES        PROCEEDS      APPRECIATION  MARKET VALUE  DIVIDEND   REALIZED
FUND                          07/31/04      AT COST        FROM SALES    (DEPRECIATION)   07/31/05     INCOME   GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier
 Portfolio -- Institutional
 Class                      $154,798,045 $1,259,349,201 $(1,387,651,893)      $--       $26,495,353  $1,536,443     $--
---------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                       CHANGE IN
                                                                       UNREALIZED
                            MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                          07/31/04     AT COST        SALES      (DEPRECIATION)   07/31/05   INCOME*  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Premier
 Portfolio -- Institutional
 Class                      $21,329,950  $599,452,522 $(611,250,022)      $--        $9,532,450  $437,222     $--
---------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended July 31, 2005.

                                                                    CHANGE IN
                                                                    UNREALIZED
                     MARKET VALUE   PURCHASES     PROCEEDS FROM    APPRECIATION  MARKET VALUE  DIVIDEND   REALIZED
FUND                   07/31/04      AT COST          SALES       (DEPRECIATION)   07/31/05     INCOME   GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
Aames Investment
 Corp.               $         -- $   14,182,844 $            --    $  996,628   $15,179,472  $       --     $--
--------------------------------------------------------------------------------------------------------------------
Centennial Bank
 Holdings, Inc.                --     21,749,700              --       621,420    22,371,120          --      --
--------------------------------------------------------------------------------------------------------------------
 Subtotal            $         -- $   35,932,544 $(1,998,901,915)   $1,618,048   $37,550,592  $       --     $--
--------------------------------------------------------------------------------------------------------------------
 Total               $176,127,995 $1,894,734,267 $(1,998,901,915)   $1,618,048   $73,578,395  $1,973,665     $--
--------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2005, the Fund engaged in securities purchases of $30,028,354 and sales of $56,540,930, which resulted in net realized gains of $6,863,422.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $62,139.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2005, the Fund paid legal fees of $14,047 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the five days the borrowings were outstanding was $34,690,200 with a weighted average interest rate of 2.44% and interest expense of $11,587. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At July 31, 2005, securities with an aggregate value of $9,345,682 were on loan to brokers. The loans were secured by cash collateral of $9,532,450 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2005, the Fund received dividends on cash collateral of $437,222 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
            -------------------------------------------------------
            Unrealized appreciation -- investments $   368,235,792
            -------------------------------------------------------
            Temporary book/tax differences                (340,182)
            -------------------------------------------------------
            Capital loss carryforward               (2,724,902,469)
            -------------------------------------------------------
            Post-October currency loss deferral           (399,865)
            -------------------------------------------------------
            Shares of beneficial interest            4,395,279,453
            -------------------------------------------------------
            Total net assets                       $ 2,037,872,729
            -------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales and the deferral of losses on certain straddle transactions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $132.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $2,715,789,603 of capital loss carryforward in the fiscal year ended July 31, 2006.

  The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ----------------------------------------------
                 July 31, 2010                   $  434,677,619
                 ----------------------------------------------
                 July 31, 2011                    2,290,224,850
                 ----------------------------------------------
                 Total capital loss carryforward $2,724,902,469
                 ----------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $2,087,380,483 and $3,551,423,964, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended July 31, 2005, in the amount of $281,607. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $390,422,458
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (22,186,798)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $368,235,660
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,679,606,581.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on July 31, 2005, undistributed net investment income (loss) was increased by $10,768,261, undistributed net realized gain (loss) was increased by $220,364 and shares of beneficial interest decreased by $10,988,625. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                          ------------------------------------------------------------
                                                                    2005/(a)/                         2004
                                                          -----------------------------  -----------------------------
                                                             SHARES          AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      556,506  $     8,770,684     1,979,317  $    26,579,934
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       34,067          514,425        75,305        1,053,608
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       36,385          551,988       288,214        3,834,257
-----------------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                                 332,020        5,201,768     1,293,894       18,384,954
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                            18,984,016      295,473,845    76,753,034    1,091,080,896
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          703,280       11,182,991     1,246,049       18,319,642
-----------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          866           14,656           602            6,639
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         (887)         (14,656)         (611)          (6,639)
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (553,184)      (8,594,846)   (1,562,509)     (21,160,486)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (28,466)        (442,901)      (22,032)        (323,630)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (325,607)      (4,851,509)     (550,924)      (7,606,610)
-----------------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                              (1,322,033)     (19,733,597)   (3,002,001)     (42,932,074)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (117,767,645)  (1,848,197,801) (167,434,476)  (2,428,851,095)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (1,034,172)     (17,014,131)   (2,721,217)     (41,045,821)
-----------------------------------------------------------------------------------------------------------------------
                                                          (100,384,854) $(1,577,139,084)  (93,657,355) $(1,382,666,425)
-----------------------------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/Effective October 21, 2005, Class K shares will convert to Class A shares.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                             CLASS A
                                                                   ----------------------------------------------------
                                                                                                             MARCH 28, 2002
                                                                                                              (DATE SALES
                                                                                                             COMMENCED) TO
                                                                              YEAR ENDED JULY 31,               JULY 31,
                                                                   -----------------------------------            2002
                                                                        2005          2004          2003     --------------
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 14.21        $ 12.84       $10.82          $ 15.30
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)/(a)/    (0.13)/(a)/  (0.09)/(b)/      (0.03)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.58           1.50         2.11            (4.45)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  3.50           1.37         2.02            (4.48)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 17.71        $ 14.21       $12.84          $ 10.82
------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    24.63%         10.67%       18.56%          (29.22)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $15,895        $12,692       $6,108          $ 2,006
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.24%/(d)/     1.30%        1.24%            1.11%/(e)/
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.25%/(d)/     1.31%        1.24%            1.11%/(e)/
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.53)%/(d)/   (0.89)%      (0.81)%          (0.76)%/(e)/
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                            87%            95%          91%              81%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18) for the year ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $14,421,408.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                            CLASS B
                                                   --------------------------------------------------
                                                                                           MARCH 28, 2002
                                                                                            (DATE SALES
                                                                                           COMMENCED) TO
                                                             YEAR ENDED JULY 31,              JULY 31,
                                                   ---------------------------------            2002
                                                       2005          2004         2003     --------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of period               $13.94        $12.69       $10.78          $ 15.30
------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                       (0.18)/(a)/   (0.22)/(a)/  (0.08)/(b)/      (0.06)/(a)/
------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                   3.51          1.47         1.99            (4.46)
------------------------------------------------------------------------------------------------------------
   Total from investment operations                  3.33          1.25         1.91            (4.52)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.27        $13.94       $12.69          $ 10.78
------------------------------------------------------------------------------------------------------------
Total return/(c)/                                   23.89%         9.85%       17.72%          (29.54)%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $2,908        $2,282       $1,409          $   390
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements      1.90%/(d)/    1.95%        1.96%            2.09%/(e)/
------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements   1.91%/(d)/    2.26%        2.52%            2.09%/(e)/
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                         (1.19)%/(d)/  (1.54)%      (1.53)%          (1.71)%/(e)/
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                           87%           95%          91%              81%
------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $2,637,924.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                        CLASS C
                                         ---------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                         ---------------------------------------------------------------
                                             2005          2004          2003          2002          2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $13.67        $ 12.44       $ 10.60       $ 17.04       $ 27.78
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)             (0.18)/(a)/    (0.22)/(a)/   (0.18)/(b)/   (0.25)/(b)/   (0.06)/(b)/
--------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                3.44           1.45          2.02         (6.17)       (10.60)
--------------------------------------------------------------------------------------------------------------
   Total from investment operations        3.26           1.23          1.84         (6.42)       (10.66)
--------------------------------------------------------------------------------------------------------------
Less distributions from net realized
 gains                                       --             --            --         (0.02)        (0.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $16.93        $ 13.67       $ 12.44       $ 10.60       $ 17.04
--------------------------------------------------------------------------------------------------------------
Total return/(c)/                         23.85%          9.89%        17.47%       (37.76)%      (38.45)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted) $9,081        $11,287       $13,537       $13,440       $28,887
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                          1.90%/(d)/     1.95%         1.96%         1.96%         1.86%
--------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                          1.91%/(d)/     2.67%         3.05%         2.16%         1.86%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                    (1.19)%/(d)/   (1.54)%       (1.54)%       (1.59)%       (1.34)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      87%            95%           91%           81%           55%
--------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27), $(0.38), and $(0.10) for the year ended July 31, 2003, 2002, and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $9,799,764.

                                                                                     CLASS K
                                                   ---------------------------------------------------------------------
                                                                                                            NOVEMBER 30, 2000
                                                                                                               (DATE SALES
                                                                                                              COMMENCED) TO
                                                                     YEAR ENDED JULY 31,                        JULY 31,
                                                   --------------------------------------------------             2001
                                                        2005          2004          2003          2002      -----------------
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 14.08        $ 12.74       $ 10.76       $ 17.19            $ 22.50
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                        (0.10)/(a)/    (0.14)/(a)/   (0.02)/(b)/   (0.15)/(a)/        (0.03)
-------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                    3.55           1.48          2.00         (6.26)             (5.28)
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                   3.45           1.34          1.98         (6.41)             (5.31)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains              --             --            --         (0.02)                --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 17.53        $ 14.08       $ 12.74       $ 10.76            $ 17.19
-------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                    24.50%         10.52%        18.40%       (37.32)%           (23.60)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $14,997        $25,977       $45,258       $44,745            $     6
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements       1.35%/(d)/     1.40%         1.41%         1.36%              1.48%/(e)/
-------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements    1.36%/(d)/     1.54%         1.61%         1.36%              3.06%/(e)/
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                          (0.64)%/(d)/   (0.99)%       (0.98)%       (1.05)%            (1.03)%/(e)/
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                            87%            95%           91%           81%                55%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.11) for the year ended July 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $17,154,120.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                              INVESTOR CLASS
                                         -------------------------------------------------------------------------------
                                                                           YEAR ENDED JULY 31,
                                         -------------------------------------------------------------------------------
                                               2005              2004             2003             2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    14.19        $    12.81       $    10.81       $    17.23       $    27.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                 (0.07)/(a)/       (0.11)/(a)/      (0.00)/(b)/      (0.00)/(b)/      (0.12)/(a)(b)/
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    3.59              1.49             2.00            (6.40)          (10.43)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations            3.52              1.38             2.00            (6.40)          (10.55)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized
 gains                                           --                --               --            (0.02)           (0.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    17.71        $    14.19       $    12.81       $    10.81       $    17.23
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                             24.81%            10.77%           18.50%          (37.17)%         (37.94)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted) $1,984,687        $2,992,578       $3,863,821       $3,688,213       $6,562,467
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                              1.15%/(d)/        1.19%            1.21%            1.21%            1.00%
---------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                              1.16%/(d)/        1.29%            1.46%            1.23%            1.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                        (0.44)%/(d)/      (0.78)%          (0.78)%          (0.86)%          (0.49)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          87%               95%              91%              81%              55%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.14), and $(0.06) for the year ended July 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $2,404,496,829.

                                                                INSTITUTIONAL CLASS
                                         -----------------------------------------------------------
                                                                YEAR ENDED JULY 31,
                                         -----------------------------------------------------------
                                             2005          2004        2003        2002          2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 14.42       $ 12.96       $ 10.88   $ 17.28       $ 27.87
----------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               0.01/(a)/    (0.04)/(a)/   (0.04)    (0.08)/(a)/   (0.07)/(a)/
----------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                 3.65          1.50          2.12     (6.30)       (10.44)
----------------------------------------------------------------------------------------------------------
   Total from investment operations         3.66          1.46          2.08     (6.38)       (10.51)
----------------------------------------------------------------------------------------------------------
Less distributions from net realized
 gains                                        --            --            --     (0.02)        (0.08)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 18.08       $ 14.42       $ 12.96   $ 10.88       $ 17.28
----------------------------------------------------------------------------------------------------------
Total return/(b)/                          25.38%        11.26%        19.12%   (36.95)%      (37.78)%
----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted) $10,305       $12,987       $30,788   $25,133       $11,622
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                           0.63%/(c)/    0.71%         0.78%     0.84%         0.77%
----------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                           0.64%/(c)/    0.72%         0.78%     0.84%         0.77%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                      0.08%/(c)/   (0.30)%       (0.34)%   (0.53)%       (0.26)%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       87%           95%           91%       81%           55%
----------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $10,220,518.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Dynamics Fund, formerly known as INVESCO Dynamics Fund, (one of the funds constituting AIM Stock Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company
                                                        Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company); and CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company
                                                                                                 (3 portfolios))
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President, A
                                                        I M Distributors, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
 (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Vice President and
                                                        General Counsel, Fund Management
                                                        Company; and Senior Vice President, A I
                                                        M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.; and Director,
                                                        Fund Management Company
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
 Vice President and Treasurer                           M Advisors, Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 6.80%, 7.01%, and 4.87%, respectively.

          Domestic Equity                      Sector Equity
AIM Aggressive Growth Fund                AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                  AIM Energy Fund/1/
AIM Basic Value Fund                      AIM Financial Services Fund/1/
AIM Blue Chip Fund                        AIM Global Health Care Fund
AIM Capital Development Fund              AIM Global Real Estate Fund
AIM Charter Fund                          AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                    AIM Leisure Fund1
AIM Diversified Dividend Fund             AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                      AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund            AIM Technology Fund/1/
AIM Large Cap Growth Fund                 AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/
AIM Mid Cap Growth Fund                             Fixed Income
AIM Opportunities I Fund
AIM Opportunities II Fund                 TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                   AIM Floating Rate Fund
AIM S&P 500 Index Fund/1/                 AIM High Yield Fund
AIM Select Equity Fund                    AIM Income Fund
AIM Small Cap Equity Fund/3/              AIM Intermediate Government Fund
AIM Small Cap Growth Fund/4/              AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund/1/          AIM Money Market Fund
AIM Trimark Endeavor Fund                 AIM Short Term Bond Fund
AIM Trimark Small Companies Fund          AIM Total Return Bond Fund
AIM Weingarten Fund                       Premier Portfolio
                                          Premier U.S. Government Money
                                           Portfolio/1/
* Domestic equity and income fund

                                          TAX-FREE

                                          AIM High Income Municipal Fund/8/
International/Global Equity               AIM Municipal Bond Fund
                                          AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund              AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund               Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund         Aim Allocation Solutions
AIM Global Equity Fund
AIM Global Growth Fund                    AIM Conservative Allocation Fund
AIM Global Value Fund                     AIM Growth Allocation Fund/9/
AIM International Core Equity Fund/1/     AIM Moderate Allocation Fund
AIM International Growth Fund             AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/6/   AIM Moderately Conservative
AIM Trimark Fund                           Allocation Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/ As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/ Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/ As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/ Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/ As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/ As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /9/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com              I-DYN-AR-1          A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual     Retirement   Annuities   College   Separately    Offshore  Cash
Funds      Products                 Savings   Managed       Products  Management
                                    Plans     Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                   AIM SMALL COMPANY GROWTH FUND

                                   Annual Report to Shareholders . July 31, 2005

                                 [COVER IMAGE]

                                      FORMERLY INVESCO SMALL COMPANY GROWTH FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARk -

AIM SMALL COMPANY GROWTH FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Small Company Growth Fund was renamed AIM Small Company Growth Fund.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors. Only existing Class K shareholders of a Fund, as of August 15, 2005, may continue to invest in the Fund's Class K shares.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- INDEX) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The unmanaged RUSSELL 2000 --REGISTERED TRADEMARK-- GROWTH INDEX is a subset of the unmanaged RUSSELL 2000 --REGISTERED TRADEMARK-- INDEX, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

.. The unmanaged LIPPER SMALL-CAP GROWTH FUND INDEX represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes. Performance of an index of funds reflects fund expenses; performance of a market index does not.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

.. The returns shown in the management's discussion of fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to share-holders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.

CONTINUED ON PAGE 6

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED          MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS
Class A Shares                     ISGAX
Class B Shares                     ISGBX
Class C Shares                     ISGCX
Class K Shares                     ISCKX
Investor Class Shares              FIEGX
--------------------------------------------------------------------------------

AIM SMALL COMPANY GROWTH FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]      We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

ROBERT H. GRAHAM     Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                     One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

[WILLIAMSON PHOTO]   Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

MARK H. WILLIAMSON   All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                     Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                     We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    President & Vice Chair,       Chairman & President,
                    AIM Funds                     A I M Advisors, Inc.

                    September 16, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM SMALL COMPANY GROWTH FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]    At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT   Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products &
                    Performance" and click on "Investment Advisory Agreement
                    Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                     Together with monitoring fund expenses, fund performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                     Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                     At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                     Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    September 16, 2005

AIM SMALL COMPANY GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

Stocks, as measured by leading domestic market indexes, rallied near the midpoint and toward the end of the fiscal year. These trends helped your Fund post double-digit returns for the period. The Fund's long-term performance can be found on Pages 6 and 7.

   Our focus on small-cap stocks enabled it to outperform the large-cap oriented S&P 500 Index, as small-cap stocks generally outperformed their large-cap counterparts. The Fund also outperformed its Lipper peer group and its style specific benchmark, as the portfolio's holdings in industrials and information technology generally outperformed those in the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING APPLICABLE SALES CHARGES.IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                      26.12%

Class B Shares                      25.36

Class C Shares                      25.41

Class K Shares                      26.00

Investor Class Shares               26.22

S&P 500 Index (Broad Market Index)  14.04

Russell 2000 Growth Index
(Style-specific Index)              22.58

Lipper Small-Cap Growth Fund Index
(Peer Group Index)                  23.15

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW WE INVEST

We select stocks based on analysis of individual companies, focusing on small-cap growth companies with high growth potential as demonstrated by consistent and accelerating earnings growth. We use a three-step process that includes quantitative, fundamental and valuation analysis:

   1. Our proprietary quantitative models and screening tools reduce an investment universe of thousands of companies to a more manageable list of investment candidates.

   2. Our fundamental research includes financial statement analysis and meetings with company management teams to define a company's key drivers of success and to assess their durability. The goal is to ascertain the level, quality and duration of a company's growth prospects, and to gain confidence in the management team.

   3. Our valuation analysis assesses the degree to which expected future growth is discounted in the stock price.

   A stock that successfully passes this selection process is a viable candidate for the portfolio. We also carefully scrutinize the risk/reward of each of our holdings to ensure a continued fit. We consider selling or trimming a stock when it no longer meets our investment criteria, including when:

.. a company experiences decelerating or disappointing earnings

.. a stock approaches or hits its target price

.. the company's fundamental business prospects deteriorate

.. a more attractive opportunity presents itself

MARKET CONDITIONS AND YOUR FUND

Solid economic growth and impressive corporate earnings generally outweighed concerns about rising oil prices and interest rates. Two strong market rallies helped most major stock indexes and your Fund post impressive gains for the fiscal year.

   While value stocks outperformed growth stocks for the entire year, the performance of growth stocks improved toward the end of the period. The Fund's focus on the stocks of companies with strong earnings growth helped it take advantage of this trend. Investors generally favored small-cap stocks over large-cap stocks because the former tend to outperform in an expanding economic environment.

   Every stock market sector registered positive returns for the portfolio. Changes in the portfolio's sector weightings over the year

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                     TOP 5 INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*
BY SECTOR
   [PIE CHART]
                                          1. Health Care Equipment           5.2%  1.  Alliance Data Systems Corp.         1.7%
                                          2. Biotechnology                   4.9   2.  Regal Entertainment Group-Class A   1.4
Information Technology            18.2%   3. Application Software            4.2   3.  Cytyc Corp.                         1.4
Financials                        10.1%   4. Pharmaceuticals                 4.1   4.  Investors Financial Services Corp.  1.3
Health Care                       19.4%   5. Asset Management &                    5.  Henry (Jack) & Associates, Inc.     1.3
Money Market Funds Plus                      Custody Banks                   3.7
Other Assets Less Liabilities      8.1%                                            6.  Ceradyne, Inc.                      1.2
Materials                          1.0%                                            7.  Advanced Medical Optics, Inc.       1.1
Industrials                       15.4%   TOTAL NET ASSETS        $455.2 million   8.  Jackson Hewitt Tax Service Inc.     1.1
Telecommunication Services         1.5%   TOTAL NUMBER OF HOLDINGS*          150   9.  Medicis Pharmaceutical
Consumer Discretionary            18.0%                                                Corp.-Class A                       1.1
Consumer Staples                   2.6%                                            10. Barrett (Bill) Corp.                1.1
Energy                             5.7%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM SMALL COMPANY GROWTH FUND

largely reflected our stock selection process, which is based on an analysis of individual companies rather than an attempt to predict economic and market trends. For example, we increased our holdings in financials stocks as we found them attractively valued and observed improving company fundamentals in this sector. This sector provided positive returns for the Fund, as our financials holdings generally outperformed those of the Russell 2000 Growth Index by a wide margin. Indeed, AFFILIATED MANAGERS GROUP (AMG), an asset management company, was the best-performing stock for the Fund. The company's net income increased to $59.7 million for the first six months of 2005 compared to $37.1 million for the same period for the previous year. AMG officials cited its "broad participation in the major segments of the investment management industry" as a reason for the firm's increased income. The company is in the process of making an acquisition that it contends will enhance its market presence.

   Over the year, we maintained about the same weighting in industrials, the best-performing sector for the Fund. The portfolio benefited from strong stock selection in such industries as aerospace and defense and trading companies and distributors. Collectively, industrials stocks provided positive returns for the portfolio even though a stock in this sector, SIRVA, detracted the most from Fund performance for the year. Sirva, a global relocation services firm, saw its stock decline when it announced it would not meet its previously issued earnings guidance for the fourth quarter of 2004.

   We also increased the Fund's exposure to consumer discretionary stocks, as many retailers continued to benefit from healthy consumer spending and to energy, as rising oil prices boosted stocks in this sector. ROWAN COMPANIES, a contract drilling services provider, was one of the best-performing stocks for the Fund. The company reported net income of $42.3 million for the quarter ended June 30, 2005, compared to a loss of $2.1 million for the same period in 2004, as the firm's offshore rig usage increased.

   The Fund's information technology stocks collectively posted gains, as corporate earnings were generally better than expected. Nevertheless, we reduced our holdings in this sector because we were concerned about lackluster business spending for technology upgrades. A tech stock that we eliminated from the portfolio was ERESEARCH TECHNOLOGY, which was one of the main detractors from performance. The company, which provides technology for medical companies, reported a sharp drop revenue for the first half of 2005, compared to the same period for the previous year, and lowered its earnings estimates for the remainder of this year.

   Relative to the Russell 2000 Growth Index, materials was the poorest-performing sector for the Fund, as weak stock selection detracted from returns.

IN CLOSING
We are pleased to have provided solid returns for our investors for the reporting period. We believe our strategy of focusing our investments in companies that show sustainable, above-average earnings growth while avoiding high risk stocks will provide shareholders with consistent risk-adjusted return over a long-term investment horizon. As such, we believe that that the Fund continues to be an attractive option for investors looking for a small-cap growth fund for their diversified long-term portfolio. We thank you for your continued participation in AIM Small Company Growth Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[RUSHIN PHOTO]


JAY K. RUSHIN, Chartered Financial Analyst and portfolio manager, is lead manager of AIM Small Company Growth Fund. He began his investmentcareer in 1994 when he joined AIM as a portfolio administrator. In 1996, he left AIM to work as an associate equity analyst at another company. He returned to AIM as an equity analyst on AIM's small-cap funds in 1998 and was promoted to senior analyst in 2000. He was promoted to portfolio manager in 2001. A native of Gaithersburg, MD, Mr. Rushin holds a B.A. in English from Florida State University.

Assisted by the Aggressive Growth Team

Effective September 16, 2005, after the close of the reporting period Juliet S. Ellis and Juan R. Hartsfield assumed management of AIM Small Company Growth Fund.
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6 AND
7.
                                        4

AIM SMALL COMPANY GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005, through July 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

   THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                                          ACTUAL                             HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT        ENDING ACCOUNT            EXPENSES         ENDING ACCOUNT         EXPENSES
   SHARE                VALUE                  VALUE               PAID DURING            VALUE             PAID DURING
   CLASS              (2/1/05)              (7/31/05)/1/          PERIOD/2/,/3/         (7/31/05)          PERIOD/2/,/4/
     A                $1,000.00               $1,101.60               $8.34            $1,016.86               $8.00
     B                 1,000.00                1,098.40               11.81             1,013.54               11.33
     C                 1,000.00                1,098.40               11.81             1,013.54               11.33
     K                 1,000.00                1,101.10                8.91             1,016.31                8.55
   Investor            1,000.00                1,101.50                7.92             1,017.26                7.60

/1/The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

/2/Expenses are equal to the Fund's annualized expense ratio (1.60%, 2.27%, 2.27%, 1.71% and 1.52% for Class A, B, C, K and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12B-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.52% for Class A shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.92 for Class A shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.60 for Class A shares.
--------------------------------------------------------------------------------

                                     [ARROW
                                     BUTTON For More Information Visit
                                     IMAGE] AIMINVESTMENTS.COM

AIM SMALL COMPANY GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 12/26/91 (INDEX DATA FROM 12/31/91)
--------------------------------------------------------------------------------

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 and $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.


CONTINUED FROM INSIDE FRONT COVER

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

                                [MOUNTAIN CHART]

   DATE     AIM SMALL COMPANY  RUSSELL 2000  S&P 500  Lipper Small-Cap
             GROWTH FUND-     GROWTH FUND   INDEX      GROWTH FUND
            INVESTOR CLASS                                INDEX
                SHARES
 --------   ----------------- ------------- --------  ----------------
 12/26/91       $10000
    12/91        10413          $10000       $10000      $10000
     1/92        11253           10786         9814       10398
     2/92        11280           10901         9941       10555
     3/92        10813           10274         9748       10049
     4/92        10080            9677        10034        9584
     5/92        10067            9656        10083        9522
     6/92         9653            9040         9933        9101
     7/92        10174            9324        10338        9344
     8/92        10187            8965        10127        9080
     9/92        10667            9215        10246        9303
    10/92        11427            9594        10281        9732
    11/92        12734           10489        10630       10535
    12/92        13095           10777        10761       10790
     1/93        13054           10911        10851       11006
     2/93        12187           10318        10999       10588
     3/93        12854           10584        11230       11012
     4/93        12481           10248        10959       10641
     5/93        13188           10862        11251       11245
     6/93        13574           10889        11284       11350
     7/93        13840           10998        11239       11411
     8/93        14988           11524        11664       12026
     9/93        15867           11905        11575       12513
    10/93        16467           12249        11814       12674
    11/93        15641           11754        11702       12132
    12/93        16157           12218        11843       12718
     1/94        16304           12544        12245       13033
     2/94        16344           12489        11913       12973
     3/94        15437           11720        11395       12259
     4/94        15383           11738        11541       12224
     5/94        15209           11476        11729       12002
     6/94        15196           10982        11442       11444
     7/94        15463           11139        11818       11698
     8/94        15890           11957        12301       12478
     9/94        15784           12008        12001       12548
    10/94        15624           12137        12270       12773
    11/94        15171           11646        11824       12257
    12/94        15553           11922        11999       12502
     1/95        15248           11679        12310       12368
     2/95        15723           12218        12789       12887
     3/95        16130           12575        13166       13248
     4/95        16146           12765        13553       13415
     5/95        15968           12932        14094       13580
     6/95        17077           13823        14421       14584
     7/95        18491           14900        14899       15764
     8/95        18916           15084        14936       16050
     9/95        18661           15395        15566       16642
    10/95        18013           14637        15510       16063
    11/95        19171           15284        16190       16652
    12/95        20222           15622        16502       17066
     1/96        19443           15493        17063       16993
     2/96        20845           16199        17222       17818
     3/96        21433           16520        17388       18396
     4/96        23698           17788        17644       20264
     5/96        24874           18700        18098       21185
     6/96        23299           17485        18167       20000
     7/96        20860           15350        17365       17803
     8/96        22210           16487        17732       19063
     9/96        24459           17336        18729       20280
    10/96        22955           16588        19245       19418
    11/96        22937           17049        20699       19725
    12/96        22572           17382        20289       19976
     1/97        23762           17816        21555       20439
     2/97        21761           16740        21725       18963
     3/97        20229           15559        20834       17595
     4/97        20320           15379        22076       17333
     5/97        23114           17690        23426       19738
     6/97        24267           18290        24467       20793
     7/97        26087           19227        26414       22045
     8/97        26395           19804        24935       22395
     9/97        28523           21384        26300       24280
    10/97        27333           20100        25423       23039
    11/97        26521           19621        26598       22518
    12/97        26707           19632        27055       22218
     1/98        26421           19370        27354       21888
     2/98        28852           21080        29326       23658
     3/98        30329           21964        30826       24728
     4/98        30235           22099        31142       24908
     5/98        28352           20493        30607       23145
     6/98        29256           20703        31850       23823
     7/98        27255           18974        31513       22031
     8/98        21799           14594        26960       17219
     9/98        24301           16074        28689       18140
    10/98        25110           16912        31019       18855
    11/98        27541           18224        32898       20388
    12/98        30686           19873        34792       22432
     1/99        31030           20767        36247       22975
     2/99        28194           18867        35120       20764
     3/99        30314           19539        36525       21703
     4/99        31878           21265        37940       22550
     5/99        32012           21299        37045       22673
     6/99        35431           22421        39095       24795
     7/99        36065           21727        37880       24707
     8/99        35401           20915        37692       24361
     9/99        37996           21318        36660       25244
    10/99        39904           21864        38979       26716
    11/99        45849           24176        39771       30087
    12/99        55730           28437        42110       36153
     1/00        53244           28172        39995       35777
     2/00        66534           34727        39239       46259
     3/00        62915           31077        43075       42628
     4/00        53100           27939        41779       37359
     5/00        48608           25493        40923       34304
     6/00        59890           28786        41931       40346
     7/00        55368           26319        41276       37721
     8/00        63208           29087        43838       41777
     9/00        60212           27642        41524       39709
    10/00        56172           25398        41348       36729
    11/00        45263           20787        38091       30474
    12/00        48930           22059        38278       33170
     1/01        49375           23844        39635       34181
     2/01        42107           20576        36023       29805
     3/01        37260           18705        33742       26910
     4/01        42298           20995        36362       29815
     5/01        43000           21481        36606       30623
     6/01        43542           22067        35716       31395
     7/01        40672           20185        35364       29645
     8/01        37423           18924        33152       27890
     9/01        31046           15871        30475       23537
    10/01        33849           17397        31057       25262
    11/01        36557           18850        33439       27220
    12/01        38692           20023        33732       28868
     1/02        37001           19311        33240       27996
     2/02        33623           18061        32599       26301
     3/02        35856           19631        33825       28452
     4/02        35153           19206        31775       27701
     5/02        33814           18083        31542       26590
     6/02        31264           16550        29296       24614
     7/02        26803           14006        27013       21123
     8/02        26771           14000        27189       21093
     9/02        25274           12988        24237       19813
    10/02        26773           13645        26368       20659
    11/02        28334           14998        27919       22389
    12/02        26549           13964        26280       20893
     1/03        25816           13584        25592       20342
     2/03        25338           13222        25208       19708
     3/03        25528           13422        25452       20114
     4/03        27057           14693        27547       21777
     5/03        29577           16348        28997       23997
     6/03        29928           16663        29368       24810
     7/03        31841           17923        29886       26261
     8/03        33468           18886        30468       27654
     9/03        32354           18408        30145       26974
    10/03        34871           19998        31849       29422
    11/03        36018           20650        32129       30205
    12/03        35445           20742        33813       30248
     1/04        37200           21832        34434       31663
     2/04        37136           21798        34912       31544
     3/04        36754           21900        34386       31326
     4/04        34905           20801        33846       29796
     5/04        35575           21214        34310       30417
     6/04        36628           21920        34977       31284
     7/04        33442           19953        33819       28524
     8/04        32519           19523        33955       27600
     9/04        34304           20603        34323       29177
    10/04        35515           21103        34847       29995
    11/04        37841           22887        36257       32096
    12/04        40074           23710        37490       33512
     1/05        38319           22642        36576       32244
     2/05        38732           22952        37346       32881
     3/05        37648           22091        36685       31776
     4/05        35607           20685        35990       30001
     5/05        37616           22144        37134       31989
     6/05        39688           22860        37187       33107
     7/05        42210           24458        38569       35127


                                                 SOURCE: LIPPER, INC.

AIM SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 7/31/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)         3.22%
  1 Year                   19.19

CLASS B SHARES
Inception (3/28/02)         3.48%
  1 Year                   20.36

CLASS C SHARES
Inception (2/14/00)        -7.89%
  5 Years                  -6.39
  1 Year                   24.41

CLASS K SHARES
Inception (12/14/01)        3.19%
  1 Year                   26.00

INVESTOR CLASS SHARES
Inception (12/26/91)       11.17%
 10 Years                   8.61
  5 Years                  -5.28
  1 Year                   26.22
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 6/30/05, most recent calendar quarter- end, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)         1.35%
  1 Year                    2.22

CLASS B SHARES
Inception (3/28/02)         1.59%
  1 Year                    2.60

CLASS C SHARES
Inception (2/14/00)        -9.05%
  5 Years                  -9.06
  1 Year                    6.57

CLASS K SHARES
Inception (12/14/01)        1.48%
  1 Year                    8.12

INVESTOR CLASS SHARES
Inception (12/26/91)       10.74%
 10 Years                   8.80
  5 Years                  -7.90
  1 Year                    8.35
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
6 months ended 7/31/05, excluding applicable sales charges

Class A Shares             10.16%
Class B Shares              9.84
Class C Shares              9.84
Class K Shares             10.11
Investor Class Shares      10.15
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

 CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS
B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

 CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE. THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

 HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES FOR THE FUND'S CLASS A, B, C AND K SHARES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM SMALL COMPANY GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Stock Funds (the "Board") oversees the management of AIM Small Company Growth Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of each Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

   One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

 The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was above the median performance of such comparable funds for the one year period and below such median performance for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Small-Cap Growth Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period and below such Index for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and (ii) was lower than the advisory fee rates for an offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through July 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through July 31, 2005 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect
                                        8

AIM SMALL COMPANY GROWTH FUND

these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.


.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.
                                        9

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05

AIM SMALL COMPANY GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN

For periods ended 7/31/05

Inception (7/13/05)              2.23%*

*Return has not been annualized
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES

HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------
NASDAQ Symbol                 IIEGX
--------------------------------------------------------------------------------

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


                                         [YOUR GOALS.
                                        OUR SOLUTIONS.]
                                   - REGISTERED TRADEMARK -

                                                         [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM  I-SCG-INS-1-E
                                                        - REGISTERED TRADEMARK -

FINANCIALS

SCHEDULE OF INVESTMENTS
July 31, 2005

                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------
         COMMON STOCKS-91.88%

         AEROSPACE & DEFENSE-2.60%
         Ceradyne, Inc./(a)/                       175,000 $  5,577,250
         --------------------------------------------------------------
         Engineered Support Systems, Inc.           80,000    2,958,400
         --------------------------------------------------------------
         Essex Corp./(a)/                          157,000    3,289,150
         --------------------------------------------------------------
                                                             11,824,800
         --------------------------------------------------------------

         AGRICULTURAL PRODUCTS-0.66%
         Corn Products International, Inc.         125,000    3,008,750
         --------------------------------------------------------------

         ALTERNATIVE CARRIERS-0.59%
         Cogent Communications Group, Inc./(a)/    367,900    2,667,275
         --------------------------------------------------------------

         APPAREL RETAIL-2.21%
         Aeropostale, Inc./(a)/                    105,000    3,134,250
         --------------------------------------------------------------
         DSW Inc. -- Class A/(a)/                   19,900      527,350
         --------------------------------------------------------------
         Gymboree Corp. (The)/(a)/                 120,000    2,025,600
         --------------------------------------------------------------
         Hot Topic, Inc./(a)/                      160,000    2,726,400
         --------------------------------------------------------------
         Maidenform Brands, Inc./(a)/               90,600    1,653,450
         --------------------------------------------------------------
                                                             10,067,050
         --------------------------------------------------------------

         APPLICATION SOFTWARE-4.23%
         Catapult Communications Corp./(a)/         75,000    1,222,500
         --------------------------------------------------------------
         Henry (Jack) & Associates, Inc.           300,000    5,778,000
         --------------------------------------------------------------
         Hyperion Solutions Corp./(a)/              50,000    2,353,000
         --------------------------------------------------------------
         Open Solutions Inc./(a)/                   75,000    1,797,000
         --------------------------------------------------------------
         Sonic Solutions/(a)(b)/                   125,000    2,400,000
         --------------------------------------------------------------
         TIBCO Software Inc./(a)/                  303,100    2,330,839
         --------------------------------------------------------------
         Ulticom, Inc./(a)/                        275,000    3,368,750
         --------------------------------------------------------------
                                                             19,250,089
         --------------------------------------------------------------

         ASSET MANAGEMENT & CUSTODY
          BANKS-3.71%
         Affiliated Managers Group, Inc./(a)/       45,000    3,208,500
         --------------------------------------------------------------
         Investors Financial Services Corp./(b)/   175,000    6,023,500
         --------------------------------------------------------------
         National Financial Partners Corp.          70,000    3,167,500
         --------------------------------------------------------------
         Nuveen Investments -- Class A             118,000    4,484,000
         --------------------------------------------------------------
                                                             16,883,500
         --------------------------------------------------------------

         AUTO PARTS & EQUIPMENT-1.19%
         Keystone Automotive Industries, Inc./(a)/ 139,000    3,668,210
         --------------------------------------------------------------
         Midas, Inc./(a)/                           75,000    1,734,750
         --------------------------------------------------------------
                                                              5,402,960
         --------------------------------------------------------------

         BIOTECHNOLOGY-4.90%
         Amylin Pharmaceuticals, Inc./(a)(b)/       98,400    1,836,144
         --------------------------------------------------------------
         CV Therapeutics, Inc./(a)/                 75,000    2,112,750
         --------------------------------------------------------------
         Digene Corp./(a)(c)/                      115,000    3,345,350
         --------------------------------------------------------------
         Incyte Corp./(a)/                         200,000    1,594,000
         --------------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------

         BIOTECHNOLOGY-(CONTINUED)
         Martek Biosciences Corp./(a)(c)/           50,000 $  2,179,500
         --------------------------------------------------------------
         Neurocrine Biosciences, Inc./(a)/          43,300    2,146,814
         --------------------------------------------------------------
         Nuvelo, Inc./(a)/                         200,000    1,830,000
         --------------------------------------------------------------
         Orchid Cellmark, Inc./(a)/                265,000    2,268,400
         --------------------------------------------------------------
         QLT Inc. (Canada)/(a)/                    332,000    2,831,960
         --------------------------------------------------------------
         Rigel Pharmaceuticals, Inc./(a)/          100,000    2,164,500
         --------------------------------------------------------------
                                                             22,309,418
         --------------------------------------------------------------

         BROADCASTING & CABLE TV-1.22%
         New Frontier Media, Inc./(a)/             375,000    2,568,750
         --------------------------------------------------------------
         Radio One, Inc. -- Class D/(a)/           225,000    2,972,250
         --------------------------------------------------------------
                                                              5,541,000
         --------------------------------------------------------------

         BUILDING PRODUCTS-1.06%
         Quixote Corp.                             132,637    2,696,510
         --------------------------------------------------------------
         York International Corp.                   49,400    2,110,862
         --------------------------------------------------------------
                                                              4,807,372
         --------------------------------------------------------------

         CASINOS & GAMING-0.34%
         Multimedia Games, Inc./(a)(b)/            150,000    1,572,000
         --------------------------------------------------------------

         COMPUTER STORAGE & PERIPHERALS-0.34%
         Brocade Communications Systems, Inc./(a)/ 350,000    1,568,000
         --------------------------------------------------------------

         CONSTRUCTION & ENGINEERING-1.34%
         Infrasource Services Inc./(a)/            160,000    2,144,000
         --------------------------------------------------------------
         Perini Corp./(a)/                         225,000    3,962,250
         --------------------------------------------------------------
                                                              6,106,250
         --------------------------------------------------------------

         CONSTRUCTION & FARM MACHINERY & HEAVY
          TRUCKS-1.75%
         Astec Industries, Inc./(a)/               162,200    4,702,178
         --------------------------------------------------------------
         Terex Corp./(a)/                           67,400    3,263,508
         --------------------------------------------------------------
                                                              7,965,686
         --------------------------------------------------------------

         CONSUMER FINANCE-0.39%
         ACE Cash Express, Inc./(a)/                75,000    1,764,750
         --------------------------------------------------------------

         DATA PROCESSING & OUTSOURCED
          SERVICES-2.53%
         Alliance Data Systems Corp./(a)/          180,000    7,662,600
         --------------------------------------------------------------
         iPayment Holdings, Inc./(a)/              100,000    3,871,000
         --------------------------------------------------------------
                                                             11,533,600
         --------------------------------------------------------------

         DISTRIBUTORS-1.15%
         Design Within Reach Inc./(a)/             115,000    2,144,750
         --------------------------------------------------------------
         Source Interlink Cos., Inc./(a)/          250,000    3,110,000
         --------------------------------------------------------------
                                                              5,254,750
         --------------------------------------------------------------

                                                             MARKET
                                                  SHARES     VALUE
          ------------------------------------------------------------

          DIVERSIFIED COMMERCIAL & PROFESSIONAL
           SERVICES-3.18%
          CoStar Group Inc./(a)/                   60,000 $  2,850,000
          ------------------------------------------------------------
          G & K Services, Inc. -- Class A          75,000    2,985,000
          ------------------------------------------------------------
          Navigant Consulting, Inc./(a)/          123,000    2,460,000
          ------------------------------------------------------------
          Pike Electric Corp./(a)/                225,000    3,246,750
          ------------------------------------------------------------
          Sirva Inc./(a)(b)/                      275,000    2,926,000
          ------------------------------------------------------------
                                                            14,467,750
          ------------------------------------------------------------

          ELECTRICAL COMPONENTS &
           EQUIPMENT-1.42%
          EnerSys/(a)/                            209,500    2,928,810
          ------------------------------------------------------------
          Ultralife Batteries, Inc./(a)/          217,900    3,523,443
          ------------------------------------------------------------
                                                             6,452,253
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT
           MANUFACTURERS-3.56%
          Aeroflex Inc./(a)/                      400,000    3,872,000
          ------------------------------------------------------------
          Cogent Inc./(a)/                        100,000    3,007,000
          ------------------------------------------------------------
          FARO Technologies, Inc./(a)(b)/         130,000    3,078,400
          ------------------------------------------------------------
          Lipman (Israel)                         120,000    3,888,000
          ------------------------------------------------------------
          Photon Dynamics, Inc./(a)(b)/           125,000    2,366,875
          ------------------------------------------------------------
                                                            16,212,275
          ------------------------------------------------------------

          ELECTRONIC MANUFACTURING SERVICES-0.51%
          Staktek Holdings Inc./(a)/              650,000    2,346,500
          ------------------------------------------------------------

          ENVIRONMENTAL & FACILITIES
           SERVICES-0.86%
          Standard Parking Corp./(a)/             225,000    3,933,000
          ------------------------------------------------------------

          FOOTWEAR-0.65%
          Reebok International Ltd./(b)/           70,000    2,961,000
          ------------------------------------------------------------

          GENERAL MERCHANDISE STORES-0.71%
          Tuesday Morning Corp./(a)/               91,800    3,241,458
          ------------------------------------------------------------

          HEALTH CARE EQUIPMENT-5.18%
          Advanced Medical Optics, Inc./(a)/      125,000    5,196,250
          ------------------------------------------------------------
          Cantel Medical Corp./(a)(b)/            120,000    2,101,200
          ------------------------------------------------------------
          Conceptus Inc./(a)/                     150,000    1,198,500
          ------------------------------------------------------------
          Cytyc Corp./(a)/                        250,000    6,240,000
          ------------------------------------------------------------
          Dionex Corp./(a)/                        45,000    2,077,200
          ------------------------------------------------------------
          PerkinElmer, Inc.                        87,500    1,835,750
          ------------------------------------------------------------
          Vnus Medical Technologies/(a)(b)/       193,210    2,403,532
          ------------------------------------------------------------
          Wright Medical Group, Inc./(a)/          98,000    2,534,280
          ------------------------------------------------------------
                                                            23,586,712
          ------------------------------------------------------------

          HEALTH CARE FACILITIES-0.95%
          AmSurg Corp./(a)/                        85,000    2,380,850
          ------------------------------------------------------------
          HealthSouth Corp./(a)/                  365,000    1,956,400
          ------------------------------------------------------------
                                                             4,337,250
          ------------------------------------------------------------

          HEALTH CARE SERVICES-2.44%
          DaVita, Inc./(a)/                        50,000    2,362,000
          ------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
           ----------------------------------------------------------

           HEALTH CARE SERVICES-(CONTINUED)
           Eclipsys Corp./(a)/                    95,000 $  1,612,150
           ----------------------------------------------------------
           Emageon Inc./(a)/                     160,000    2,224,000
           ----------------------------------------------------------
           Gentiva Health Services, Inc./(a)/    140,000    2,700,600
           ----------------------------------------------------------
           HealthExtras, Inc./(a)/               110,000    2,187,900
           ----------------------------------------------------------
                                                           11,086,650
           ----------------------------------------------------------

           HEALTH CARE SUPPLIES-1.62%
           Align Technology, Inc./(a)(b)/        287,400    1,873,848
           ----------------------------------------------------------
           ev3 Inc./(a)/                         100,000    1,940,000
           ----------------------------------------------------------
           Gen-Probe Inc./(a)(c)/                 80,500    3,549,245
           ----------------------------------------------------------
                                                            7,363,093
           ----------------------------------------------------------

           HOME FURNISHINGS-0.76%
           Tempur-Pedic International Inc./(a)/  200,000    3,442,000
           ----------------------------------------------------------

           HOMEFURNISHING RETAIL-1.07%
           Cost Plus, Inc./(a)/                  100,000    2,253,000
           ----------------------------------------------------------
           Linens 'n Things, Inc./(a)(b)/        100,000    2,625,000
           ----------------------------------------------------------
                                                            4,878,000
           ----------------------------------------------------------

           HOTELS, RESORTS & CRUISE LINES-0.73%
           Four Seasons Hotels, Inc. (Canada)     50,000    3,325,000
           ----------------------------------------------------------

           HOUSEHOLD APPLIANCES-0.97%
           Blount International, Inc./(a)/       250,000    4,395,000
           ----------------------------------------------------------

           INDUSTRIAL GASES-0.49%
           Airgas, Inc.                           75,000    2,212,500
           ----------------------------------------------------------

           INDUSTRIAL MACHINERY-0.88%
           Kadant Inc./(a)/                      175,000    3,998,750
           ----------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-0.88%
           Iowa Telecommunications Services Inc. 175,000    3,321,500
           ----------------------------------------------------------
           NeuStar, Inc.-- Class A/(a)/           24,400      683,200
           ----------------------------------------------------------
                                                            4,004,700
           ----------------------------------------------------------

           INTERNET RETAIL-0.93%
           Blue Nile, Inc./(a)(b)/                50,000    1,663,000
           ----------------------------------------------------------
           FTD Group, Inc./(a)/                  225,000    2,576,250
           ----------------------------------------------------------
                                                            4,239,250
           ----------------------------------------------------------

           INTERNET SOFTWARE & SERVICES-1.31%
           CyberSource Corp./(a)/                250,000    1,750,000
           ----------------------------------------------------------
           Kintera Inc./(a)/                     498,156    2,042,440
           ----------------------------------------------------------
           Websense, Inc./(a)/                    43,200    2,153,088
           ----------------------------------------------------------
                                                            5,945,528
           ----------------------------------------------------------

           IT CONSULTING & OTHER SERVICES-1.30%
           Perot Systems Corp. -- Class A/(a)/   175,500    2,471,040
           ----------------------------------------------------------
           TNS Inc./(a)/                         150,000    3,450,000
           ----------------------------------------------------------
                                                            5,921,040
           ----------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------

         LEISURE FACILITIES-0.78%
         Speedway Motorsports, Inc.                 90,000 $  3,554,100
         --------------------------------------------------------------

         LEISURE PRODUCTS-0.44%
         K2 Inc./(a)/                              150,000    1,995,000
         --------------------------------------------------------------

         MANAGED HEALTH CARE-0.26%
         Molina Healthcare Inc./(a)/                50,100    1,199,394
         --------------------------------------------------------------

         METAL & GLASS CONTAINERS-0.51%
         Crown Holdings, Inc./(a)/                 146,000    2,305,340
         --------------------------------------------------------------

         MOVIES & ENTERTAINMENT-1.38%
         Regal Entertainment Group -- Class A/(b)/ 325,000    6,275,750
         --------------------------------------------------------------

         OFFICE SERVICES & SUPPLIES-0.92%
         Mine Safety Appliances Co.                 69,100    3,378,990
         --------------------------------------------------------------
         PeopleSupport, Inc./(a)/                   86,500      829,535
         --------------------------------------------------------------
                                                              4,208,525
         --------------------------------------------------------------

         OIL & GAS DRILLING-1.88%
         Atwood Oceanics, Inc./(a)(c)/              40,000    2,726,800
         --------------------------------------------------------------
         Rowan Cos., Inc./(c)/                      70,000    2,391,200
         --------------------------------------------------------------
         Todco -- Class A/(a)(c)/                   50,000    1,535,500
         --------------------------------------------------------------
         Unit Corp./(a)(c)/                         40,000    1,900,000
         --------------------------------------------------------------
                                                              8,553,500
         --------------------------------------------------------------

         OIL & GAS EQUIPMENT & SERVICES-1.71%
         Input/Output, Inc./(a)(b)/                525,000    3,801,000
         --------------------------------------------------------------
         Key Energy Services, Inc./(a)/            176,200    2,308,220
         --------------------------------------------------------------
         Maverick Tube Corp./(a)/                   50,000    1,658,500
         --------------------------------------------------------------
                                                              7,767,720
         --------------------------------------------------------------

         OIL & GAS EXPLORATION & PRODUCTION-1.66%
         Barrett (Bill) Corp./(a)/                 150,000    4,798,500
         --------------------------------------------------------------
         Spinnaker Exploration Co./(a)(c)/          70,000    2,746,800
         --------------------------------------------------------------
                                                              7,545,300
         --------------------------------------------------------------

         OIL & GAS REFINING & MARKETING -0.44%
         Alon USA Energy, Inc./(a)/                112,700    2,000,425
         --------------------------------------------------------------

         PACKAGED FOODS & MEATS-1.90%
         Diamond Foods, Inc./(a)/                   90,100    1,995,715
         --------------------------------------------------------------
         Premium Standard Farms, Inc.              175,000    2,625,000
         --------------------------------------------------------------
         Sanderson Farms, Inc.                      45,000    1,939,050
         --------------------------------------------------------------
         TreeHouse Foods, Inc./(a)/                 68,000    2,079,440
         --------------------------------------------------------------
                                                              8,639,205
         --------------------------------------------------------------

         PHARMACEUTICALS-4.09%
         Andrx Corp./(a)/                          165,000    3,060,750
         --------------------------------------------------------------
         Medicis Pharmaceutical Corp. -- Class A   143,100    4,853,952
         --------------------------------------------------------------
         MGI Pharma, Inc./(a)/                     164,000    4,477,200
         --------------------------------------------------------------
         Par Pharmaceutical Cos. Inc./(a)/          67,500    1,580,850
         --------------------------------------------------------------
         Salix Pharmaceuticals, Ltd./(a)/          100,000    1,930,000
         --------------------------------------------------------------
         Valeant Pharmaceuticals International     138,500    2,732,605
         --------------------------------------------------------------
                                                             18,635,357
         --------------------------------------------------------------

                                                             MARKET
                                                  SHARES     VALUE
          ------------------------------------------------------------

          REGIONAL BANKS-2.55%
          East West Bancorp, Inc.                 110,000 $  3,795,000
          ------------------------------------------------------------
          Nara Bancorp, Inc.                      165,600    2,573,424
          ------------------------------------------------------------
          South Financial Group, Inc. (The)        54,300    1,572,528
          ------------------------------------------------------------
          UCBH Holdings, Inc.                     200,000    3,654,000
          ------------------------------------------------------------
                                                            11,594,952
          ------------------------------------------------------------

          RESTAURANTS-1.15%
          CKE Restaurants, Inc.                   260,000    3,369,600
          ------------------------------------------------------------
          Ruby Tuesday, Inc.                       75,000    1,876,500
          ------------------------------------------------------------
                                                             5,246,100
          ------------------------------------------------------------

          SEMICONDUCTOR EQUIPMENT-1.20%
          Mattson Technology, Inc./(a)(b)/        375,000    3,187,500
          ------------------------------------------------------------
          Rudolph Technologies, Inc./(a)/         150,000    2,286,000
          ------------------------------------------------------------
                                                             5,473,500
          ------------------------------------------------------------

          SEMICONDUCTORS-2.30%
          Hittite Microwave Corp./(a)/            112,600    2,182,188
          ------------------------------------------------------------
          Integrated Device Technology, Inc./(a)/ 350,000    4,046,000
          ------------------------------------------------------------
          Semtech Corp./(a)/                      125,000    2,295,000
          ------------------------------------------------------------
          Sigmatel Inc./(a)/                       97,100    1,944,913
          ------------------------------------------------------------
                                                            10,468,101
          ------------------------------------------------------------

          SPECIALIZED CONSUMER SERVICES-1.11%
          Jackson Hewitt Tax Service Inc.         200,000    5,062,000
          ------------------------------------------------------------

          SPECIALIZED FINANCE-1.18%
          Marlin Business Services Inc./(a)/      120,000    2,670,000
          ------------------------------------------------------------
          Primus Guaranty, Ltd. (Bermuda)/(a)(b)/ 200,000    2,718,000
          ------------------------------------------------------------
                                                             5,388,000
          ------------------------------------------------------------

          SPECIALTY STORES-1.25%
          Gander Mountain Co./(a)(b)/             125,000    1,433,750
          ------------------------------------------------------------
          Golf Galaxy, Inc./(a)/                   42,100      783,481
          ------------------------------------------------------------
          PETCO Animal Supplies, Inc./(a)/        125,000    3,483,750
          ------------------------------------------------------------
                                                             5,700,981
          ------------------------------------------------------------

          SYSTEMS SOFTWARE-0.39%
          Micromuse Inc./(a)/                     310,600    1,754,890
          ------------------------------------------------------------

          TECHNOLOGY DISTRIBUTORS-0.49%
          PC Connection, Inc./(a)/                405,600    2,238,912
          ------------------------------------------------------------

          THRIFTS & MORTGAGE FINANCE-2.33%
          BankUnited Financial Corp. -- Class A   113,300    2,991,120
          ------------------------------------------------------------
          Commercial Capital Bancorp, Inc.        175,000    3,472,000
          ------------------------------------------------------------
          Franklin Bank Corp./(a)/                225,000    4,133,250
          ------------------------------------------------------------
                                                            10,596,370
          ------------------------------------------------------------

          TRADING COMPANIES &
           DISTRIBUTORS-1.35%
          Watsco, Inc.                             60,000    2,841,600
          ------------------------------------------------------------
          WESCO International, Inc./(a)/           97,000    3,303,820
          ------------------------------------------------------------
                                                             6,145,420
          ------------------------------------------------------------
              Total Common Stocks
               (Cost $386,767,176)                         418,225,801
          ------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-8.96%
 Premier Portfolio-Institutional Class
  (Cost $40,793,489)/(d)/                             40,793,489 $ 40,793,489
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.84% (excluding
  investments purchased with cash collateral from
  securities loaned) (Cost $427,560,665)                          459,019,290
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-4.03%
 Premier Portfolio-Institutional Class/(d)(e)/        18,334,224   18,334,224
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $18,334,224)                                           18,334,224
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-104.87% (Cost $445,894,889)                    477,353,514
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(4.87%)                            (22,146,898)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $455,206,616
 -----------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at July 31, 2005.
/(c)/A portion of this security is subject to call options written. See Note 1F and Note 9.
/(d)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(e)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2005

ASSETS:
Investments, at market value (cost $386,767,176)*                     $ 418,225,801
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $59,127,713)          59,127,713
------------------------------------------------------------------------------------
    Total investments (cost $445,894,889)                               477,353,514
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       14,148,869
------------------------------------------------------------------------------------
  Fund shares sold                                                        3,320,336
------------------------------------------------------------------------------------
  Dividends                                                                 121,519
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           102,159
------------------------------------------------------------------------------------
Other assets                                                                 50,123
------------------------------------------------------------------------------------
    Total assets                                                        495,096,520
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  18,629,183
------------------------------------------------------------------------------------
  Fund shares reacquired                                                  1,764,804
------------------------------------------------------------------------------------
  Options written, at market value (premiums received $514,313)             656,930
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        134,627
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            18,334,224
------------------------------------------------------------------------------------
Accrued distribution fees                                                    88,850
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             1,393
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 187,387
------------------------------------------------------------------------------------
Accrued operating expenses                                                   92,506
------------------------------------------------------------------------------------
    Total liabilities                                                    39,889,904
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 455,206,616
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 839,723,188
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (136,814)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 futures contracts and option contracts                                (415,695,766)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts    31,316,008
------------------------------------------------------------------------------------
                                                                      $ 455,206,616
------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $ 16,593,630
          ------------------------------------------------------------
          Class B                                         $  5,368,764
          ------------------------------------------------------------
          Class C                                         $  2,853,337
          ------------------------------------------------------------
          Class K                                         $  4,200,543
          ------------------------------------------------------------
          Investor Class                                  $407,557,179
          ------------------------------------------------------------
          Institutional Class                             $ 18,633,163
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED
           NUMBER OF SHARES AUTHORIZED:
          Class A                                            1,254,290
          ------------------------------------------------------------
          Class B                                              414,329
          ------------------------------------------------------------
          Class C                                              230,281
          ------------------------------------------------------------
          Class K                                              318,529
          ------------------------------------------------------------
          Investor Class                                    30,769,597
          ------------------------------------------------------------
          Institutional Class                                1,404,605
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      13.23
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $13.23 / 94.50%)        $      14.00
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      12.96
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      12.39
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      13.19
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      13.25
          ------------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $      13.27
          ------------------------------------------------------------

* At July 31, 2005, securities with an aggregate market value of $17,833,426 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended July 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,386)                             $  1,366,889
----------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending
 income of $114,364 after compensation to counterparties of $443,344)                 760,994
----------------------------------------------------------------------------------------------
   Total investment income                                                          2,127,883
----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                       3,721,889
----------------------------------------------------------------------------------------------
Administrative services fees                                                          159,834
----------------------------------------------------------------------------------------------
Custodian fees                                                                         65,587
----------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                               41,427
----------------------------------------------------------------------------------------------
 Class B                                                                               47,089
----------------------------------------------------------------------------------------------
 Class C                                                                               26,101
----------------------------------------------------------------------------------------------
 Class K                                                                              306,133
----------------------------------------------------------------------------------------------
 Investor Class                                                                     1,074,521
----------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, K & Investor                                        1,924,229
----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      397
----------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                              33,304
----------------------------------------------------------------------------------------------
Other                                                                                 376,389
----------------------------------------------------------------------------------------------
   Total expenses                                                                   7,776,900
----------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                 (88,653)
----------------------------------------------------------------------------------------------
   Net expenses                                                                     7,688,247
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                       (5,560,364)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FUTURES
 CONTRACTS AND OPTION CONTRACTS:
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of
   $4,428,748)                                                                    111,953,751
----------------------------------------------------------------------------------------------
 Futures contracts                                                                 (2,227,061)
----------------------------------------------------------------------------------------------
 Option contracts written                                                             875,120
----------------------------------------------------------------------------------------------
                                                                                  110,601,810
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                              9,089,237
----------------------------------------------------------------------------------------------
 Option contracts written                                                            (142,617)
----------------------------------------------------------------------------------------------
                                                                                    8,946,620
----------------------------------------------------------------------------------------------
Net gain from investment securities, futures contracts and option contracts       119,548,430
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $113,988,066
----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2005 and 2004

                                                                                                                     2005
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                  $  (5,560,364)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                            110,601,810
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts                8,946,620
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                          113,988,066
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                           8,749,357
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           2,794,627
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             395,145
-------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (99,670,690)
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 (191,876,676)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                              18,196,801
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                      (261,411,436)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                        (147,423,370)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                               602,629,986
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(136,814) and $(74,383), respectively)  $ 455,206,616
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     2004
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                  $ (11,521,342)
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                            220,313,063
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts             (127,383,246)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                           81,408,475
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                          (1,089,987)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           1,459,096
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                            (110,783)
------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                          (4,481,287)
------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 (468,340,735)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                      (472,563,696)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                        (391,155,221)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                               993,785,207
------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(136,814) and $(74,383), respectively)  $ 602,629,986
------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Company Growth Fund, formerly INVESCO Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on April 1, 2002, the Fund limited public sales of its Investor Class shares to certain investors. Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
G. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the
I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  Under the terms of a master sub-advisory agreement between AIM with INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM paid INVESCO 40% of the fee paid by the Fund to AIM. This sub-advisory agreement expired on September 30, 2004.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.50%, 2.25%, 2.25%, 1.70%, 1.50% and 1.25% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65% of average daily net assets, respectively, through July 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended July 31, 2005, AIM waived fees of $10,627.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $63,733.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $159,834.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $1,924,229 for Class A, Class B, Class C, Class K and Investor Class share classes and $397 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid $41,427, $47,089, $26,101, $306,133 and $1,074,521, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2005 ADI advised the Fund that it retained $8,395 in front-end sales commissions from the sale of Class A shares and $0, $2,587, $236 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  CHANGE IN
                                           MARKET                                 UNREALIZED     MARKET
                                           VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                      07/31/04    AT COST      FROM SALES   (DEPRECIATION)  07/31/05    INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $3,265,874 $423,014,846 $(385,487,231)      $--       $40,793,489 $646,630     $--
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   CHANGE IN
                                           MARKET                                  UNREALIZED     MARKET
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                      07/31/04     AT COST      FROM SALES   (DEPRECIATION)  07/31/05   INCOME*  GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $20,058,609 $360,398,301 $(362,122,686)      $--       $18,334,224 $114,364     $--
--------------------------------------------------------------------------------------------------------------------------------
Total                                    $23,324,483 $783,413,147 $(747,609,917)      $--       $59,127,713 $760,994     $--
--------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2005, the Fund engaged in securities purchases of $21,947,561 and sales of $21,773,491, which resulted in net realized gains of $4,428,748.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $14,293.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2005, the Fund paid legal fees of $6,039 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At July 31, 2005, securities with an aggregate value of $17,833,426 were on loan to brokers. The loans were secured by cash collateral of $18,334,224 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2005, the Fund received dividends on cash collateral of $114,364 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                    ---------------------------------------
                                      CALL OPTION CONTRACTS
                                      --------------------
                                      NUMBER OF  PREMIUMS
                                      CONTRACTS  RECEIVED
                    ---------------------------------------
                    Beginning of year      --   $       --
                    ---------------------------------------
                    Written            16,583    1,705,672
                    ---------------------------------------
                    Closed             (3,003)    (329,139)
                    ---------------------------------------
                    Exercised            (450)     (73,137)
                    ---------------------------------------
                    Expired            (9,209)    (789,083)
                    ---------------------------------------
                    End of year         3,921   $  514,313
                    ---------------------------------------

                            OPEN CALLS OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------
                                                                                    CHANGE IN
                                                                                    UNREALIZED
                                  CONTRACT STRIKE NUMBER OF PREMIUMS MARKET VALUE  APPRECIATION
                                   MONTH   PRICE  CONTRACTS RECEIVED   07/31/05   (DEPRECIATION)
------------------------------------------------------------------------------------------------
Digene Corp.                       Aug-05  $30.0      600   $ 91,220   $ 60,000     $  31,220
------------------------------------------------------------------------------------------------
Atwood Oceanics, Inc.              Sep-05   70.0      400     65,797     89,000       (23,203)
------------------------------------------------------------------------------------------------
Gen-Probe Inc.                     Sep-05   45.0      400     84,265     94,000        (9,735)
------------------------------------------------------------------------------------------------
Market Biosciences Corp.           Sep-05   50.0      321     31,145     25,680         5,465
------------------------------------------------------------------------------------------------
Rowan Cos., Inc.                   Sep-05   35.0      600     43,798     97,500       (53,702)
------------------------------------------------------------------------------------------------
Spinnaker Exploration Co.          Sep-05   40.0      700    110,259    120,750       (10,491)
------------------------------------------------------------------------------------------------
Todco -- Class A                   Sep-05   30.0      500     40,003    120,000       (79,997)
------------------------------------------------------------------------------------------------
Unit Corp.                         Sep-05   50.0      400     47,826     50,000        (2,174)
------------------------------------------------------------------------------------------------
Total outstanding options written                   3,921   $514,313   $656,930     $(142,617)
------------------------------------------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The fund paid no distributions during the years ended July 31, 2005 and July 31, 2004.

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
             -----------------------------------------------------
             Unrealized appreciation -- investments $  30,853,493
             -----------------------------------------------------
             Temporary book/tax differences               (79,848)
             -----------------------------------------------------
             Capital loss carryforward               (415,290,217)
             -----------------------------------------------------
             Shares of beneficial interest            839,723,188
             -----------------------------------------------------
             Total net assets                       $ 455,206,616
             -----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(142,617).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $106,684,898 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 July 31, 2010                   $108,383,074
                 ---------------------------------------------
                 July 31, 2011                    306,907,143
                 ---------------------------------------------
                 Total capital loss carryforward $415,290,217
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $978,130,711 and $1,278,328,340, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended July 31, 2005, in the amount of $110,888. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 45,800,364
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (14,804,254)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 30,996,110
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $446,357,404.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on July 31, 2005, undistributed net investment income (loss) was increased by $5,497,933, undistributed net realized gain (loss) was decreased by $619,196 and shares of beneficial interest decreased by $4,878,737. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JULY 31,
                                                          ------------------------------------------------------
                                                                   2005/(A)/                     2004
                                                          --------------------------  --------------------------
                                                             SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   1,585,421  $  19,110,253      864,587  $   9,154,173
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     556,041      6,418,657      164,324      1,842,822
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     223,636      2,445,311    1,766,802     17,696,411
-----------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                                428,614      5,100,249    3,093,782     34,174,395
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                            7,478,089     86,925,322   41,851,952    458,943,231
-----------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                  1,405,160     18,204,038           --             --
-----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      22,064        263,439        8,189         92,775
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (22,476)      (263,439)      (8,305)       (92,775)
-----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (900,158)   (10,624,335)    (962,897)   (10,336,935)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                    (289,813)    (3,360,591)     (26,636)      (290,951)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                    (186,295)    (2,050,166)  (1,750,220)   (17,807,194)
-----------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                             (9,261,321)  (104,770,939)  (3,463,825)   (38,655,682)
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (24,140,390)  (278,801,998) (83,507,791)  (927,283,966)
-----------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                       (555)        (7,237)          --             --
-----------------------------------------------------------------------------------------------------------------
                                                          (23,101,983) $(261,411,436) (41,970,038) $(472,563,696)
-----------------------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 39% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Effective October 21, 2005, Class K shares will convert to Class A shares. /(c)/Institutional Class shares commenced sales on July 13, 2005.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   -----------------------------------------------
                                                                                                        MARCH 28, 2002
                                                                                                         (DATE SALES
                                                                                                        COMMENCED) TO
                                                                           YEAR ENDED JULY 31,             JULY 31,
                                                                   ----------------------------------        2002
                                                                        2005          2004       2003   --------------
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.49        $10.00       $ 8.41      $ 11.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.13)/(a)/   (0.14)/(a)/  (0.01)       (0.02)/(a)/
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.87          0.63         1.60        (2.82)
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.74          0.49         1.59        (2.84)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.23        $10.49       $10.00      $  8.41
-------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    26.12%         4.90%       18.91%      (25.24)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $16,594        $5,737       $6,372      $ 2,607
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.54%/(c)/    1.60%        1.38%        1.24%/(d)/
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.55%/(c)/    1.63%        1.38%        1.24%/(d)/
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.13)%/(c)/  (1.32)%      (0.69)%      (0.74)%/(d)/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           199%          130%         119%          99%
-------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $12,152,828.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                          CLASS B
                                                                   ----------------------------------------------
                                                                                                       MARCH 28, 2002
                                                                                                        (DATE SALES
                                                                                                       COMMENCED) TO
                                                                           YEAR ENDED JULY 31,            JULY 31,
                                                                   ---------------------------------        2002
                                                                       2005          2004       2003   --------------
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.33        $ 9.91       $ 8.41      $ 11.25
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.21)/(a)/   (0.22)/(a)/  (0.07)       (0.04)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    2.84          0.64         1.57        (2.80)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 2.63          0.42         1.50        (2.84)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $12.96        $10.33       $ 9.91      $  8.41
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   25.46%         4.24%       17.84%      (25.24)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,369        $1,762       $  408      $    67
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.20%/(c)/    2.25%        2.25%        2.14%/(d)/
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.21%/(c)/    2.89%        4.00%        2.14%/(d)/
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.79)%/(c)/  (1.97)%      (1.61)%      (1.68)%/(d)/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                          199%          130%         119%          99%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $4,708,862.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                         CLASS C
                                                             ---------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                             ---------------------------------------------------------
                                                                 2005          2004       2003       2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.88        $ 9.49       $ 8.09   $ 12.54       $ 18.37
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                 (0.20)/(a)/   (0.20)/(a)/  (0.18)    (0.18)/(a)/   (0.12)/(b)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and
   unrealized)                                                 2.71          0.59         1.58     (4.27)        (4.78)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                            2.51          0.39         1.40     (4.45)        (4.90)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                       --            --           --        --         (0.93)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $12.39        $ 9.88       $ 9.49   $  8.09       $ 12.54
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                             25.41%         4.11%       17.45%   (35.57)%      (27.24)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,853        $1,907       $1,673   $ 1,087       $ 2,034
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                2.20%/(d)/    2.25%        2.25%     2.25%         2.13%
----------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements             2.21%/(d)/    3.48%        3.55%     2.70%         2.13%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets   (1.79)%/(d)/  (1.97)%      (1.73)%   (1.81)%       (1.12)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         199%          130%         119%       99%          112%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.16) for the year ended July 31, 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $2,610,087.

                                                                                            CLASS K
                                                                   --------------------------------------------------
                                                                                                         DECEMBER 14, 2001
                                                                                                            (DATE SALES
                                                                                                           COMMENCED) TO
                                                                            YEAR ENDED JULY 31,              JULY 31,
                                                                   -----------------------------------         2002
                                                                       2005          2004        2003    -----------------
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.46        $  9.99       $  8.43        $ 11.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.14)/(a)/    (0.16)/(a)/   (0.01)         (0.05)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    2.87           0.63          1.57          (3.28)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 2.73           0.47          1.56          (3.33)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $13.19        $ 10.46       $  9.99        $  8.43
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   26.10%          4.70%        18.51%        (28.32)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $4,201        $95,752       $95,105        $66,451
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.65%/(c)/     1.70%         1.70%          1.17%/(d)/
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.66%/(c)/     1.98%         3.12%          1.17%/(d)/
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.24)%/(c)/   (1.42)%       (1.12)%        (0.80)%/(d)/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                          199%           130%          119%            99%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $68,029,547.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                INVESTOR CLASS
                                                   -------------------------------------------------------------------
                                                                              YEAR ENDED JULY 31,
                                                   -------------------------------------------------------------------
                                                        2005            2004         2003         2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.49        $   9.99       $   8.41   $  12.76       $    18.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.12)/(a)/     (0.13)/(a)/    (0.00)     (0.01)/(b)/      (0.04)/(a)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     2.88            0.63           1.58      (4.34)           (4.77)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    2.76            0.50           1.58      (4.35)           (4.81)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains               --              --             --         --            (0.93)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  13.25        $  10.49       $   9.99   $   8.41       $    12.76
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                     26.31%           5.00%         18.79%    (34.09)%         (26.53)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $407,557        $497,472       $890,227   $800,520       $1,395,113
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements        1.45%/(d)/      1.49%          1.50%      1.45%            1.29%
----------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements     1.46%/(d)/      1.59%          1.67%      1.45%            1.29%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (1.04)%/(d)/    (1.21)%        (0.94)%    (1.01)%          (0.28)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 199%            130%           119%        99%             112%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) for the year ended July 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $430,553,031.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
                                                               JULY 13, 2005
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                 JULY 31,
                                                                   2005
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 12.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.29
--------------------------------------------------------------------------------
    Total from investment operations                                 0.29
--------------------------------------------------------------------------------
Net asset value, end of period                                    $ 13.27
--------------------------------------------------------------------------------
Total return/(b)/                                                    2.23%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $18,633
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.77%/(c)/
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  0.78%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.36)%/(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                          199%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $13,405,741. /(d)/Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Company Growth Fund, formerly known as INVESCO Small Company Growth Fund, (one of the funds constituting AIM Stock Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company
                                                        Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company); and CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company
                                                                                                 (3 portfolios))
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President, A
                                                        I M Distributors, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
 (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Vice President and
                                                        General Counsel, Fund Management
                                                        Company; and Senior Vice President, A I
                                                        M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.; and Director,
                                                        Fund Management Company
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
 Vice President and Treasurer                           M Advisors, Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the Fund designates 0% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 4.14%, 3.75%, and 9.92%, respectively.


     Domestic Equity                         Sector Equity

AIM Aggressive Growth Fund              AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                AIM Energy Fund/1/
AIM Basic Value Fund                    AIM Financial Services Fund/1/
AIM Blue Chip Fund                      AIM Global Health Care Fund
AIM Capital Development Fund            AIM Global Real Estate Fund
AIM Charter Fund                        AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                  AIM Leisure Fund/1/
AIM Diversified Dividend Fund           AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                    AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund          AIM Technology Fund/1/
AIM Large Cap Growth Fund               AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/             Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund              AIM Floating Rate Fund
AIM Premier Equity Fund                 AIM High Yield Fund
AIM S&P 500 Index Fund/1/               AIM Income Fund
AIM Select Equity Fund                  AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/            AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/            AIM Money Market Fund
AIM Small Company Growth Fund/1/        AIM Short Term Bond Fund
AIM Trimark Endeavor Fund               AIM Total Return Bond Fund
AIM Trimark Small Companies Fund        Premier Portfolio
AIM Weingarten Fund                     Premier U.S. Government Money
                                         Portfolio/1/
*Domestic equity and income fund
                                        TAX-FREE

                                        AIM High Income Municipal Fund/8/
   International/Global Equity          AIM Municipal Bond Fund
                                        AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund            AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund             Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund           AIM Allocation Solutions
AIM Global Equity Fund                  AIM Conservative Allocation Fund
AIM Global Growth Fund                  AIM Growth Allocation Fund/9/
AIM Global Value Fund                   AIM Moderate Allocation Fund
AIM International Core Equity Fund/1/   AIM Moderate Growth Allocation Fund
AIM International Growth Fund           AIM Moderately Conservative Allocation Fund
AIM International Small Company
 Fund/6/
AIM Trimark Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /9/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com           I-SCG-AR-1         A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual    Retirement    Annuities  College    Separately   Offshore   Cash
Funds     Products                 Savings    Managed      Products   Management
                                   Plans      Accounts


                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                          AIM S&P 500 INDEX FUND

                                   Annual Report to Shareholders . July 31, 2005


                                 [COVER IMAGE]

                                             FORMERLY INVESCO S&P 500 INDEX FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM S&P 500 INDEX FUND SEEKS TO PROVIDE BOTH PRICE PERFORMANCE AND INCOME COMPARABLE TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX.

.. Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO S&P 500 Index Fund was renamed AIM S&P 500 Index Fund.

ABOUT SHARE CLASSES

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

.. The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500 Index. Therefore, when the S&P 500 Index drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500 Index. Because the Fund will incur operating expenses and transaction costs, the Fund's performance will not track the performance of the S&P 500 Index exactly.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged LIPPER S&P 500 FUND INDEX represents an average of the performance of the 30 largest S&P 500 Index funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

.. "Standard & Poor's --REGISTERED TRADEMARK--," "S&P --REGISTERED TRADEMARK--," "S&P 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by A I M Management Group, Inc. AIM S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in AIM S&P 500 Index Fund.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOL    AIM S&P 500 Index Fund    Investor Class Shares    ISPIX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED          MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM S&P 500 INDEX FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]      We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

ROBERT H. GRAHAM      Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

[WILLIAMSON PHOTO]    One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                      Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

MARK H. WILLIAMSON    All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                      Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your
             continued participation in AIM Investments --REGISTERED
                    TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    President & Vice Chair,       Chairman & President,
                    AIM Funds                     A I M Advisors, Inc.

                    September 16, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM S&P 500 INDEX FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

[CROCKETT PHOTO]      As independent Chair of the Board of Trustees of the AIM
                    Funds, I'm writing to report on the work being done by your Board.

                      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT     Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                      Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                      Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                      At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                      Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    September 16, 2005

AIM S&P 500 INDEX FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

We are pleased to report that for the year ended July 31, 2005, Investor Class shares of AIM S&P 500 Index Fund returned 13.38%. The Fund lagged the S&P 500 Index, which returned 14.04%. AIM S&P 500 Index Fund incurs expenses and transaction costs when buying and selling securities. Because the S&P 500 Index does not incur such expenses or costs, its returns are always likely to be higher than those of the Fund. Your Fund's long-term performance is presented on Page 7.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Investor Class Shares                13.38%

Standard & Poor's Composite Index
of 500 Stocks (S&P 500 Index)
(Broad Market Index /
Style-specific Index)                14.04

Lipper S&P 500 Fund Index
(Peer Group Index)                   13.79

Source: Lipper, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW WE INVEST

The Fund invests in the 500 stocks that comprise the S&P 500 Index, and in the same proportion as the index. In selecting stocks for the Fund, we use a full replication strategy that mirrors the S&P 500 Index in holdings and weightings by sector, industry and individual stock.

     We make no effort to hedge against price movements in the S&P 500 Index. However, we use S&P 500 Index stock futures to fine-tune cash balances and accrued dividend income, allowing the Fund to stay virtually fully invested at all times. (Futures can be used to equitize cash until it can be invested in suitable equity investments.) This approach has limited tracking error to the S&P 500 Index to 0.56% for the period December 31, 1997 (the month-end closest to the Fund's inception date) to July 31, 2005. Tracking error is a statistic that measures the amount by which the performance of a portfolio differs from that of a benchmark over a given time period.

     In managing the Fund, we:

.. rebalance the portfolio every quarter to adjust for any changes that may have occurred in the S&P 500 Index

.. make intra-quarter adjustments as necessary to keep the Fund's weighting of its holdings in line with that of the S&P 500 Index

.. add a stock to the Fund when it is added to the S&P 500 Index

.. sell a stock when it is deleted from the S&P 500 Index, or when a spin-off occurs and the new company is not included in the S&P 500 Index

MARKET CONDITIONS AND YOUR FUND

In testimony to Congress in late July, U.S. Federal Reserve Board Chairman Alan Greenspan reported that "our baseline outlook for the U.S. economy is one of sustained economic growth and contained inflation pressures." At the close of the fiscal year:

.. the economy continued to expand, driven by sustained, robust consumer spending

.. inflation remained well-contained

.. payrolls continued to expand, and unemployment hit a four-year low in July

.. consumer confidence remained strong

 Given these positive economic trends, the U.S. stock market performed well for the fiscal year. All 10 sectors of the S&P 500 Index posted positive returns--and nine sectors delivered double-digit returns. Energy and utilities stocks led the market. Due largely to rising oil prices and record profits, ExxonMobil replaced perennial market leader General Electric as

                                                             CONTINUED ON PAGE 5
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                    TOP 10 INDUSTRIES*                    TOP 10 EQUITY HOLDINGS*
By sector
Financials                      19.4%    1. Pharmaceuticals             6.6%   1. Exxon Mobil Corp.             3.2%
Information Technology          15.1     2. Integrated Oil & Gas        5.6    2. General Electric Co.          3.2
Health Care                     12.9     3. Industrial Conglomerates    4.3    3. Microsoft Corp.               2.2
Consumer Discretionary          11.4     4. Diversified Banks           3.7    4. Citigroup Inc.                2.0
Industrials                     11.0     5. Systems Software            3.3    5. Pfizer Inc.                   1.7
Consumer Staples                 9.9     6. Other Diversified Financial 3.1    6. Johnson & Johnson             1.6
Energy                           8.8        Services                           7. Bank of America Corp.         1.5
Utilities                        3.3     7. Computer Hardware           3.1    8. Intel Corp.                   1.4
Telecommunication Services       3.1     8. Semiconductors              2.9    9. Wal-Mart Stores, Inc.         1.4
Materials                        2.9     9. Integrated Telecommunication       10. American International Group,1.4
U.S. Treasury Bills, Repurchase             Services                    2.8        Inc.
Aggreements and Other Assets             10. Communications Equipment   2.7
Less Liabilities                 2.2
                                                                               TOTAL NET ASSETS       $237.0 million

                                                                               TOTAL NUMBER OF HOLDINGS*         500

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding Treasury securities and repurchase agreements.
--------------------------------------------------------------------------------
                                        3

AIM S&P 500 INDEX FUND

--------------------------------------------------------------------------------
S&P 500 INDEX WEIGHTINGS, RETURNS AND PERFORMANCE SUMMARIES, BY SECTOR

                           WEIGHTING (%)    RETURN (%)                        PERFORMANCE SUMMARY
SECTOR                       AS OF       7/31/04-7/31/05                        FOR FISCAL YEAR
                           7/31/05

ENERGY                         8.8       42.66             As oil prices rose, so did earnings by many companies in the energy sector. Integrated oil and gas, equipment and
                                                           services, and refining and marketing stocks all were strong.
                                                           While oil grabbed the headlines, the price of natural gas, coal and other fuels also rose, benefiting a host of
                                                           companies within the sector.

UTILITIES                      3.3       38.79             A growing economy, strong demand and high capacity
                                                           utilization contributed to strong performance by many
                                                           utilities stocks. Also, many investors favored utilities
                                                           stocks for their relative safety and their attractive
                                                           dividends.

CONSUMER DISCRETIONARY        11.4       15.17             For much of the fiscal year, the market worried that rising short-term interest rates and energy prices might crimp
                                                           consumer spending--but those fears proved to be largely
                                                           unfounded. A strengthening economy kept consumers spending and traveling, and generous dealer incentives boosted new
                                                           vehicle sales.

MATERIALS                      2.9       11.50             Aluminum and forest products stocks were weak while precious metals and mining stocks generally outperformed the market.
                                                           Chemical companies faced higher raw material costs but were generally able to pass along those higher costs to
                                                           customers. Construction materials stocks benefited from
                                                           continued strength in the housing market.

HEALTH CARE                   12.9       11.42             Many investors favored health care stocks--both because they are less sensitive to the economy and because many of them pay relatively attractive dividends. While somewhat
                                                           defensive, the sector is poised to benefit from an aging
                                                           population. Biotech stocks lagged early in the fiscal year but recovered, while health care services stocks were among the sector's strongest performers.

INFORMATION TECHNOLOGY        15.1       10.47             In late 2004, and again in mid-2005, information technology stocks showed relative strength. Declining semiconductor
                                                           inventories and stronger-than- expected demand for cell
                                                           phones and computers (particularly laptops) were important factors in this strength. Also, investors viewed many
                                                           information technology stocks as generally reasonably
                                                           valued.

CONSUMER STAPLES               9.9       10.45             This somewhat defensive sector lagged the market as more
                                                           economically sensitive sectors benefited from higher profits resulting from the strong economy. But given market
                                                           volatility, many investors preferred the relative safety of large, well-established consumer staples stocks, many of
                                                           which pay dividends and have relatively steady and
                                                           predictable earnings.

INDUSTRIALS                   11.0       10.38             A strengthening economy should have been excellent news for railroads and trucking firms. While their businesses
                                                           expanded, rising gasoline and diesel prices ate into their profits. Airlines were particularly hard-hit by rising jet fuel prices and cutthroat price competition. Aerospace and defense stocks were generally strong during the fiscal year.

TELECOMMUNICATION SERVICES     3.1       10.20             Telecommunication services stocks generally lagged the broad market, but there was significant variance in their
                                                           performance. Considerable consolidation occurred in the
                                                           sector, often with both the acquiring and the acquired
                                                           companies' stocks benefiting. Wireline companies with no
                                                           exposure to wireless generally performed poorly, given
                                                           increased competition and deteriorating profit margins.

FINANCIALS                    19.4       9.71              While short-term interest rates rose, long-term rates
                                                           remained historically low, aiding real estate and
                                                           mortgage-related stocks. As a group, banks, credit card
                                                           issuers and other diversified financial companies lagged the market as their cost of funds rose in concert with Fed
                                                           tightening. Improved stock market performance helped
                                                           brokerage, asset management and investment firms.

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------
                                        4

AIM S&P 500 INDEX FUND

CONTINUED FROM PAGE 3

the largest component of the S&P 500 Index by market capitalization and thus, the Fund's largest holding. The table at left provides the weighting of each sector within the S&P 500 Index as of July 31, 2005, the one-year performance for each sector of the S&P 500 Index and a summary of the factors that affected each sector's performance for the fiscal year.

IN CLOSING

At the close of the fiscal year, we believed that data suggested the economy remained healthy and that a portfolio consisting of the 500 stocks included in the S&P 500 Index is likely to grow in value over the long term. That is why we encourage investors to maintain a long-term investment horizon. As always, we thank you for your continued investment in AIM S&P 500 Index Fund.

     See important Fund and index disclosures inside front cover.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
CHANGES TO THE S&P 500 INDEX AND THE FUND'S PORTFOLIO

FOR THE YEAR ENDED 7/31/05

ADDITIONS                                     DELETIONS
Archstone-Smith Trust                         AT&T Wireless Services
CIT Group                                     Charter One Financial
Coach                                         Coors (Adolph)
Compass Bancshares                            Crane Company
Constellation Brands                          Deluxe
D.R. Horton                                   Great Lakes Chemical
Fisher Scientific                             PeopleSoft
Freescale Semiconductor                       Power-One
L-3 Communications                            Sears, Roebuck
Laboratory Corporation of America             SouthTrust
Molson Coors Brewing                          Thomas & Betts
National Oilwell Varco                        Toys R Us
News Corporation                              VERITAS Software
Sears Holdings (New)                          WellPoint Health Networks
Weatherford International                     Winn-Dixie
XTO Energy                                    Worthington Industries
--------------------------------------------------------------------------------

JEREMY LEFKOWITZ, portfolio manager, is lead manager of AIM S&P 500 Index Fund. He began his investment career in 1968 and is a former director of the research division of the Futures Industry Association and of the research division of the National Options and Futures Society. Mr. Lefkowitz earned a B.S. degree in industrial engineering in 1967 and an M.B.A. in finance in 1969, both from Columbia University.

MAUREEN DONNELLAN, portfolio manager, is a manager of AIM S&P 500 Index Fund. She has worked with the advisor, its affiliates and/or predecessors since 1974 and assumed her current duties in 2003. Ms. Donnellan is registered with the National Futures Association.

WILLIAM E. MERSON, portfolio manager, is a manager of AIM S&P 500 Index Fund. He joined the advisor in 1982 after serving as a pilot in the U.S. Air Force from 1968 to 1973. Mr. Merson received a B.B.A. from Manhattan College in 1968 and an M.B.A. from New York University in 1989. He is registered with the National Futures Association.

MICHAEL SUEN, Chartered Financial Analyst, portfolio manager, is a manager of AIM S&P 500 Index Fund. Mr. Suen joined the advisor in 2000. He earned a B.S. from the University of Manchester in the United Kingdom in 1987 and an M.B.A. from City University of Hong Kong in 1994. He is currently a Ph.D. candidate at Baruch College in the City University of New York. AFTER THE CLOSE OF THE FISCAL YEAR, MR. SUEN LEFT THE PORTFOLIO MANAGEMENT TEAM.

DANIEL TSAI, portfolio manager, is a manager of AIM S&P 500 Index Fund. Mr. Tsai joined the advisor in 2000. He earned a B.S. in mechanical engineering from National Taiwan University in 1985 and an M.S. in mechanical engineering from the University of Michigan in 1989. He also received a M.S. in computer science at Wayne State University in 1998. He is registered with the National Futures Association and is a CFA Level III candidate.

Assisted by the Structured Products Group Portfolio Management Team

AIM S&P 500 INDEX FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005, through July 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                       ACTUAL                               HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES         ENDING ACCOUNT             EXPENSES
SHARE               VALUE                 VALUE                PAID DURING           VALUE                 PAID DURING
CLASS             (2/1/05)             (7/31/05)/1/           PERIOD/2/,/3/        (7/31/05)              PERIOD/2/,/4/
   Investor       $  1,000.00          $  1,051.80            $   3.31          $   1,021.57              $      3.26

/1/The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

/2/Expenses are equal to the Fund's annualized expense ratio, 0.65% for Investor Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the advisor contractually agreed to limit operating expenses to 0.60% for Investor Class shares. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.60% for Investor Class shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $3.05 for Investor Class shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $3.01 for Investor Class shares.
--------------------------------------------------------------------------------

                                         [ARROW    For More Information Visit
                                         BUTTON       AIMINVESTMENTS.COM
                                         IMAGE]

AIM S&P 500 INDEX FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 12/23/97

--------------------------------------------------------------------------------
The data shown in the chart include reinvested distributions, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/05, including applicable sales charges

INVESTOR CLASS SHARES
Inception (12/23/97)     4.80%
   5 Years              -2.11
   1 Year               13.38
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05, most recent calendar quarter-end, including applicable sales charges

INVESTOR CLASS SHARES
Inception (12/23/97)     4.35%
   5 Years              -3.13
   1 Year                5.62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS

6 MONTHS ENDED 7/31/05, EXCLUDING APPLICABLE SALES CHARGES

Investor Class Shares    5.18%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END OR A CONTINGENT DEFERRED SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 30 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

                                [MOUNTAIN CHART]

        Date             AIM S&P 500       Lipper       S&P 500
                         Index Fund-      S&P 500        Index
                       Investor Class    Fund Index
                          Shares
      12/23/97            $10000          $10000        $10000
         12/97             10330           10340         10338
          1/98             10530           10455         10452
          2/98             11231           11203         11206
          3/98             11810           11772         11779
          4/98             11976           11888         11900
          5/98             11774           11679         11695
          6/98             12316           12151         12170
          7/98             12210           12021         12041
          8/98             10480           10284         10302
          9/98             11174           10942         10962
         10/98             12064           11830         11853
         11/98             12790           12542         12571
         12/98             13545           13270         13295
          1/99             14121           13815         13850
          2/99             13655           13383         13420
          3/99             14202           13915         13957
          4/99             14721           14448         14497
          5/99             14354           14101         14155
          6/99             15147           14882         14939
          7/99             14662           14416         14474
          8/99             14590           14339         14403
          9/99             14193           13945         14008
         10/99             15080           14823         14894
         11/99             15385           15119         15197
         12/99             16282           16006         16091
          1/00             15464           15199         15282
          2/00             15155           14906         14993
          3/00             16630           16357         16459
          4/00             16118           15862         15964
          5/00             15766           15532         15637
          6/00             16148           15909         16022
          7/00             15883           15663         15772
          8/00             16885           16631         16751
          9/00             15975           15753         15867
         10/00             15897           15683         15799
         11/00             14592           14445         14555
         12/00             14654           14515         14626
          1/01             15163           15024         15145
          2/01             13775           13653         13765
          3/01             12892           12784         12893
          4/01             13885           13773         13894
          5/01             13970           13861         13988
          6/01             13633           13519         13647
          7/01             13489           13382         13513
          8/01             12633           12541         12668
          9/01             11620           11523         11645
         10/01             11835           11740         11867
         11/01             12724           12637         12777
         12/01             12840           12743         12889
          1/02             12642           12554         12701
          2/02             12388           12309         12456
          3/02             12854           12768         12925
          4/02             12059           11991         12142
          5/02             11964           11899         12052
          6/02             11073           11047         11194
          7/02             10207           10190         10322
          8/02             10271           10256         10389
          9/02              9154            9138          9261
         10/02              9950            9941         10076
         11/02             10526           10523         10668
         12/02              9907            9902         10042
          1/03              9635            9639          9779
          2/03              9485            9492          9632
          3/03              9581            9583          9725
          4/03             10345           10369         10526
          5/03             10882           10912         11080
          6/03             11021           11047         11222
          7/03             11201           11240         11420
          8/03             11416           11456         11642
          9/03             11287           11330         11519
         10/03             11920           11967         12170
         11/03             12017           12069         12277
         12/03             12643           12699         12920
          1/04             12869           12928         13157
          2/04             13043           13104         13340
          3/04             12838           12903         13139
          4/04             12621           12696         12933
          5/04             12794           12867         13110
          6/04             13038           13114         13365
          7/04             12594           12677         12923
          8/04             12636           12725         12975
          9/04             12772           12859         13115
         10/04             12957           13053         13315
         11/04             13479           13576         13854
         12/04             13924           14040         14325
          1/05             13574           13696         13976
          2/05             13858           13981         14270
          3/05             13610           13733         14018
          4/05             13346           13470         13752
          5/05             13764           13894         14189
          6/05             13770           13910         14210
          7/05             14277           14425         14738

AIM S&P 500 INDEX FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Stock Funds (the "Board") oversees the management of AIM S&P 500 Index Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper S&P 500 Fund Index. The Board noted that the Fund's performance for the one year period was comparable to the performance of such Index and for the three and five year periods was below such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

AIM S&P 500 INDEX FUND

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor") and AIM with respect to the Fund for another year, effective July 1, 2005.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

.. The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

.. The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper S&P 500 Fund Index. The Board noted that the Fund's performance for the one year period was comparable to the performance of such Index and for the three and five year periods was below such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. Meetings with the Fund's portfolio managers and investment personnel. The Board is meeting periodically with the Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

.. Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Fund and concluded that such performance was satisfactory.

.. Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to the Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on the Fund or its shareholders, as they are paid by AIM rather than the Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to the Fund are fair and reasonable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05

AIM S&P 500 INDEX FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 7/31/05

Inception (12/23/97)                 4.79%
   5 Years                          -2.00
   1 Year                           13.70
   6 Months*                         5.28

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 6/30/05, most recent calendar quarter-end

Inception (12/23/97)                 4.35%
   5 Years                          -3.02
   1 Year                            5.95
   6 Months*                        -0.95

*Cumulative total return that has not been annualized
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-525-8085 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------
NASDAQ SYMBOL                 ISIIX
--------------------------------------------------------------------------------

                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


                                      [YOUR GOALS.
                                     OUR SOLUTIONS.]
                                 - REGISTERED TRADEMARK -

                                                        [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM  I-SPI-INS-1                        - REGISTERED TRADEMARK -

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005, through July 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.


THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

----------------------------------------------------------------------------------------------------------------
                                                    ACTUAL                             HYPOTHETICAL
                                                                             (5% annual return before expenses)

                   Beginning Account    Ending Account         Expenses        Ending Account        Expenses
   Share                Value                Value            Paid During          Value            Paid During
   Class                 (2/1/05)        (7/31/05)/1/          Period/2/         (7/31/05)           Period/2/

Institutional      $        1,000.00    $     1,052.80      $        1.78      $     1,023.06       $      1.76

/1/The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

/2/Expenses are equal to the Fund's annualized expense ratio, 0.35% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM             I-SPI-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS
July 31, 2005

                                                              MARKET
                                                   SHARES     VALUE
       --------------------------------------------------------------------
       COMMON STOCKS & OTHER EQUITY
        INTERESTS-97.82%

       ADVERTISING-0.18%
       Interpublic Group of Cos., Inc. (The)/(a)/    8,650 $     108,125
       --------------------------------------------------------------------
       Omnicom Group Inc.                            3,761       319,196
       --------------------------------------------------------------------
                                                                 427,321
       --------------------------------------------------------------------

       AEROSPACE & DEFENSE-2.16%
       Boeing Co. (The)                             16,951     1,118,936
       --------------------------------------------------------------------
       General Dynamics Corp.                        4,109       473,316
       --------------------------------------------------------------------
       Goodrich Corp.                                2,456       108,653
       --------------------------------------------------------------------
       Honeywell International Inc.                 17,506       687,636
       --------------------------------------------------------------------
       L-3 Communications Holdings, Inc.             2,434       190,412
       --------------------------------------------------------------------
       Lockheed Martin Corp.                         8,288       517,171
       --------------------------------------------------------------------
       Northrop Grumman Corp.                        7,366       408,445
       --------------------------------------------------------------------
       Raytheon Co.                                  9,268       364,510
       --------------------------------------------------------------------
       Rockwell Collins, Inc.                        3,665       178,852
       --------------------------------------------------------------------
       United Technologies Corp.                    20,998     1,064,599
       --------------------------------------------------------------------
                                                               5,112,530
       --------------------------------------------------------------------

       AGRICULTURAL PRODUCTS-0.12%
       Archer-Daniels-Midland Co.                   12,747       292,416
       --------------------------------------------------------------------

       AIR FREIGHT & LOGISTICS-0.94%
       FedEx Corp.                                   6,196       521,022
       --------------------------------------------------------------------
       Ryder System, Inc.                            1,296        50,531
       --------------------------------------------------------------------
       United Parcel Service, Inc. -- Class B       22,851     1,667,437
       --------------------------------------------------------------------
                                                               2,238,990
       --------------------------------------------------------------------

       AIRLINES-0.09%
       Delta Air Lines, Inc./(a)/                    2,946         8,720
       --------------------------------------------------------------------
       Southwest Airlines Co.                       15,172       215,291
       --------------------------------------------------------------------
                                                                 224,011
       --------------------------------------------------------------------

       ALUMINUM-0.21%
       Alcoa Inc.                                   17,930       502,936
       --------------------------------------------------------------------

       APPAREL RETAIL-0.31%
       Gap, Inc. (The)                              15,544       328,134
       --------------------------------------------------------------------
       Limited Brands, Inc.                          7,814       190,505
       --------------------------------------------------------------------
       TJX Cos., Inc. (The)                          9,649       226,848
       --------------------------------------------------------------------
                                                                 745,487
       --------------------------------------------------------------------

       APPAREL, ACCESSORIES & LUXURY
        GOODS-0.24%
       Coach, Inc./(a)/                              7,722       271,119
       --------------------------------------------------------------------
       Jones Apparel Group, Inc.                     2,504        76,547
       --------------------------------------------------------------------
       Liz Claiborne, Inc.                           2,220        92,374
       --------------------------------------------------------------------
       V. F. Corp.                                   2,045       120,737
       --------------------------------------------------------------------
                                                                 560,777
       --------------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
         ----------------------------------------------------------------

         APPLICATION SOFTWARE-0.29%
         Autodesk, Inc./(a)/                       4,706 $     160,898
         ----------------------------------------------------------------
         Citrix Systems, Inc./(a)/                 3,506        83,548
         ----------------------------------------------------------------
         Compuware Corp./(a)/                      7,923        66,791
         ----------------------------------------------------------------
         Intuit Inc./(a)/                          3,792       182,016
         ----------------------------------------------------------------
         Mercury Interactive Corp./(a)/            1,776        69,921
         ----------------------------------------------------------------
         Parametric Technology Corp./(a)/          5,533        38,178
         ----------------------------------------------------------------
         Siebel Systems, Inc.                     10,631        89,300
         ----------------------------------------------------------------
                                                               690,652
         ----------------------------------------------------------------

         ASSET MANAGEMENT & CUSTODY
          BANKS-0.82%
         Bank of New York Co., Inc. (The)         15,968       491,495
         ----------------------------------------------------------------
         Federated Investors, Inc. -- Class B      1,946        62,155
         ----------------------------------------------------------------
         Franklin Resources, Inc.                  4,064       328,452
         ----------------------------------------------------------------
         Janus Capital Group Inc.                  4,653        69,888
         ----------------------------------------------------------------
         Mellon Financial Corp.                    8,668       264,027
         ----------------------------------------------------------------
         Northern Trust Corp.                      4,160       211,328
         ----------------------------------------------------------------
         State Street Corp.                        6,789       337,685
         ----------------------------------------------------------------
         T. Rowe Price Group Inc.                  2,531       167,932
         ----------------------------------------------------------------
                                                             1,932,962
         ----------------------------------------------------------------

         AUTO PARTS & EQUIPMENT-0.15%
         Dana Corp.                                3,107        48,811
         ----------------------------------------------------------------
         Delphi Corp.                             11,479        60,839
         ----------------------------------------------------------------
         Johnson Controls, Inc.                    3,931       225,797
         ----------------------------------------------------------------
         Visteon Corp./(a)/                        2,609        23,220
         ----------------------------------------------------------------
                                                               358,667
         ----------------------------------------------------------------

         AUTOMOBILE MANUFACTURERS-0.35%
         Ford Motor Co.                           37,753       405,467
         ----------------------------------------------------------------
         General Motors Corp.                     11,600       427,112
         ----------------------------------------------------------------
                                                               832,579
         ----------------------------------------------------------------

         AUTOMOTIVE RETAIL-0.10%
         AutoNation, Inc./(a)/                     4,619        99,724
         ----------------------------------------------------------------
         AutoZone, Inc./(a)/                       1,346       131,154
         ----------------------------------------------------------------
                                                               230,878
         ----------------------------------------------------------------

         BIOTECHNOLOGY-1.45%
         Amgen Inc./(a)/                          25,385     2,024,454
         ----------------------------------------------------------------
         Applera Corp.-Applied Biosystems Group    4,035        84,009
         ----------------------------------------------------------------
         Biogen Idec Inc./(a)/                     7,069       277,741
         ----------------------------------------------------------------
         Chiron Corp./(a)/                         3,019       109,378
         ----------------------------------------------------------------
         Genzyme Corp./(a)/                        5,174       384,997
         ----------------------------------------------------------------
         Gilead Sciences, Inc./(a)/                9,268       415,299
         ----------------------------------------------------------------
         MedImmune, Inc./(a)/                      5,119       145,431
         ----------------------------------------------------------------
                                                             3,441,309
         ----------------------------------------------------------------

                                                                MARKET
                                                     SHARES     VALUE
      --------------------------------------------------------------------

      BREWERS-0.34%
      Anheuser-Busch Cos., Inc.                       15,926 $     706,318
      --------------------------------------------------------------------
      Molson Coors Brewing Co. -- Class B              1,610       100,947
      --------------------------------------------------------------------
                                                                   807,265
      --------------------------------------------------------------------

      BROADCASTING & CABLE TV-0.80%
      Clear Channel Communications, Inc.              10,459       341,382
      --------------------------------------------------------------------
      Comcast Corp. -- Class A/(a)/                   45,249     1,390,502
      --------------------------------------------------------------------
      Univision Communications Inc. -- Class A/(a)/    5,970       168,832
      --------------------------------------------------------------------
                                                                 1,900,716
      --------------------------------------------------------------------

      BUILDING PRODUCTS-0.20%
      American Standard Cos. Inc.                      3,685       163,172
      --------------------------------------------------------------------
      Masco Corp.                                      8,896       301,663
      --------------------------------------------------------------------
                                                                   464,835
      --------------------------------------------------------------------

      CASINOS & GAMING-0.20%
      Harrah's Entertainment, Inc.                     3,713       292,362
      --------------------------------------------------------------------
      International Game Technology                    7,058       193,107
      --------------------------------------------------------------------
                                                                   485,469
      --------------------------------------------------------------------

      COMMERCIAL PRINTING-0.07%
      Donnelley (R.R.) & Sons Co.                      4,374       157,683
      --------------------------------------------------------------------

      COMMUNICATIONS EQUIPMENT-2.67%
      ADC Telecommunications, Inc./(a)/                2,369        61,926
      --------------------------------------------------------------------
      Andrew Corp./(a)/                                3,338        36,685
      --------------------------------------------------------------------
      Avaya Inc./(a)/                                  9,819       101,430
      --------------------------------------------------------------------
      Ciena Corp./(a)/                                11,827        26,492
      --------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                       131,101     2,510,584
      --------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                   4,143       104,776
      --------------------------------------------------------------------
      Corning Inc./(a)/                               29,730       566,356
      --------------------------------------------------------------------
      JDS Uniphase Corp./(a)/                         29,707        44,858
      --------------------------------------------------------------------
      Lucent Technologies Inc./(a)/                   90,882       266,284
      --------------------------------------------------------------------
      Motorola, Inc.                                  50,306     1,065,481
      --------------------------------------------------------------------
      QUALCOMM Inc.                                   33,512     1,323,389
      --------------------------------------------------------------------
      Scientific-Atlanta, Inc.                         3,125       120,312
      --------------------------------------------------------------------
      Tellabs, Inc./(a)/                               9,195        89,375
      --------------------------------------------------------------------
                                                                 6,317,948
      --------------------------------------------------------------------

      COMPUTER & ELECTRONICS RETAIL-0.26%
      Best Buy Co., Inc.                               6,107       467,796
      --------------------------------------------------------------------
      Circuit City Stores, Inc.                        3,902        71,211
      --------------------------------------------------------------------
      RadioShack Corp.                                 3,215        75,456
      --------------------------------------------------------------------
                                                                   614,463
      --------------------------------------------------------------------

      COMPUTER HARDWARE-3.11%
      Apple Computer, Inc./(a)/                       16,902       720,870
      --------------------------------------------------------------------
      Dell Inc./(a)/                                  49,667     2,010,023
      --------------------------------------------------------------------
      Gateway, Inc./(a)/                               6,115        24,338
      --------------------------------------------------------------------
      Hewlett-Packard Co.                             59,231     1,458,267
      --------------------------------------------------------------------
      International Business Machines Corp.           33,096     2,762,192
      --------------------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
   -------------------------------------------------------------------------

   COMPUTER HARDWARE-(CONTINUED)
   NCR Corp./(a)/                                        3,809 $     132,210
   -------------------------------------------------------------------------
   Sun Microsystems, Inc./(a)/                          69,872       268,308
   -------------------------------------------------------------------------
                                                                   7,376,208
   -------------------------------------------------------------------------

   COMPUTER STORAGE & PERIPHERALS-0.46%
   EMC Corp./(a)/                                       49,315       675,122
   -------------------------------------------------------------------------
   Lexmark International, Inc. -- Class A/(a)/           2,591       162,456
   -------------------------------------------------------------------------
   Network Appliance, Inc./(a)/                          7,489       191,044
   -------------------------------------------------------------------------
   QLogic Corp./(a)/                                     1,860        57,753
   -------------------------------------------------------------------------
                                                                   1,086,375
   -------------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING-0.05%
   Fluor Corp.                                           1,775       113,245
   -------------------------------------------------------------------------

   CONSTRUCTION & FARM MACHINERY & HEAVY
    TRUCKS-0.64%
   Caterpillar Inc.                                     14,030       756,357
   -------------------------------------------------------------------------
   Cummins Inc.                                            894        76,383
   -------------------------------------------------------------------------
   Deere & Co.                                           5,050       371,326
   -------------------------------------------------------------------------
   Navistar International Corp./(a)/                     1,345        45,932
   -------------------------------------------------------------------------
   PACCAR Inc.                                           3,553       256,598
   -------------------------------------------------------------------------
                                                                   1,506,596
   -------------------------------------------------------------------------

   CONSTRUCTION MATERIALS-0.06%
   Vulcan Materials Co.                                  2,105       147,855
   -------------------------------------------------------------------------

   CONSUMER FINANCE-1.25%
   American Express Co.                                 24,025     1,321,375
   -------------------------------------------------------------------------
   Capital One Financial Corp.                           5,171       426,607
   -------------------------------------------------------------------------
   MBNA Corp.                                           26,004       654,261
   -------------------------------------------------------------------------
   Providian Financial Corp./(a)/                        5,995       113,305
   -------------------------------------------------------------------------
   SLM Corp.                                             8,606       443,123
   -------------------------------------------------------------------------
                                                                   2,958,671
   -------------------------------------------------------------------------

   DATA PROCESSING & OUTSOURCED
    SERVICES-1.03%
   Affiliated Computer Services, Inc. -- Class A/(a)/    2,577       128,773
   -------------------------------------------------------------------------
   Automatic Data Processing, Inc.                      11,966       531,410
   -------------------------------------------------------------------------
   Computer Sciences Corp./(a)/                          3,776       172,865
   -------------------------------------------------------------------------
   Convergys Corp./(a)/                                  2,870        41,759
   -------------------------------------------------------------------------
   Electronic Data Systems Corp.                        10,689       219,873
   -------------------------------------------------------------------------
   First Data Corp.                                     15,972       657,088
   -------------------------------------------------------------------------
   Fiserv, Inc./(a)/                                     3,932       174,463
   -------------------------------------------------------------------------
   Paychex, Inc.                                         7,274       253,935
   -------------------------------------------------------------------------
   Sabre Holdings Corp. -- Class A                       2,664        51,149
   -------------------------------------------------------------------------
   SunGard Data Systems Inc./(a)/                        5,954       213,689
   -------------------------------------------------------------------------
                                                                   2,445,004
   -------------------------------------------------------------------------

   DEPARTMENT STORES-0.73%
   Dillard's, Inc. -- Class A                            1,444        33,010
   -------------------------------------------------------------------------
   Federated Department Stores, Inc.                     3,495       265,166
   -------------------------------------------------------------------------
   J.C. Penney Co., Inc.                                 5,400       303,156
   -------------------------------------------------------------------------

                                                                 MARKET
                                                      SHARES     VALUE
     ----------------------------------------------------------------------

     DEPARTMENT STORES-(CONTINUED)
     Kohl's Corp./(a)/                                  6,692 $     377,094
     ----------------------------------------------------------------------
     May Department Stores Co. (The)                    6,142       252,129
     ----------------------------------------------------------------------
     Nordstrom, Inc.                                    5,040       186,530
     ----------------------------------------------------------------------
     Sears Holdings Corp./(a)/                          2,097       323,420
     ----------------------------------------------------------------------
                                                                  1,740,505
     ----------------------------------------------------------------------

     DISTILLERS & VINTNERS-0.09%
     Brown-Forman Corp. -- Class B                      1,843       107,723
     ----------------------------------------------------------------------
     Constellation Brands, Inc. -- Class A/(a)/         4,013       109,956
     ----------------------------------------------------------------------
                                                                    217,679
     ----------------------------------------------------------------------

     DISTRIBUTORS-0.07%
     Genuine Parts Co.                                  3,573       163,608
     ----------------------------------------------------------------------

     DIVERSIFIED BANKS-3.67%
     Bank of America Corp.                             82,501     3,597,044
     ----------------------------------------------------------------------
     Comerica Inc.                                      3,481       212,689
     ----------------------------------------------------------------------
     U.S. Bancorp                                      37,597     1,130,166
     ----------------------------------------------------------------------
     Wachovia Corp.                                    32,333     1,628,937
     ----------------------------------------------------------------------
     Wells Fargo & Co.                                 34,614     2,123,223
     ----------------------------------------------------------------------
                                                                  8,692,059
     ----------------------------------------------------------------------

     DIVERSIFIED CHEMICALS-0.98%
     Ashland Inc.                                       1,375        84,494
     ----------------------------------------------------------------------
     Dow Chemical Co. (The)                            19,719       945,526
     ----------------------------------------------------------------------
     E. I. du Pont de Nemours and Co.                  20,433       872,080
     ----------------------------------------------------------------------
     Eastman Chemical Co.                               1,648        91,283
     ----------------------------------------------------------------------
     Engelhard Corp.                                    2,499        71,696
     ----------------------------------------------------------------------
     Hercules Inc./(a)/                                 2,350        32,900
     ----------------------------------------------------------------------
     PPG Industries, Inc.                               3,520       228,906
     ----------------------------------------------------------------------
                                                                  2,326,885
     ----------------------------------------------------------------------

     DIVERSIFIED COMMERCIAL & PROFESSIONAL
      SERVICES-0.29%
     Cendant Corp.                                     21,584       461,034
     ----------------------------------------------------------------------
     Cintas Corp.                                       3,056       135,472
     ----------------------------------------------------------------------
     Equifax Inc.                                       2,643        96,205
     ----------------------------------------------------------------------
                                                                    692,711
     ----------------------------------------------------------------------

     DIVERSIFIED METALS & MINING-0.15%
     Freeport-McMoRan Copper & Gold, Inc. -- Class B    3,665       147,626
     ----------------------------------------------------------------------
     Phelps Dodge Corp.                                 1,977       210,452
     ----------------------------------------------------------------------
                                                                    358,078
     ----------------------------------------------------------------------

     DRUG RETAIL-0.64%
     CVS Corp.                                         16,618       515,657
     ----------------------------------------------------------------------
     Walgreen Co.                                      20,996     1,004,869
     ----------------------------------------------------------------------
                                                                  1,520,526
     ----------------------------------------------------------------------

     EDUCATION SERVICES-0.11%
     Apollo Group, Inc. -- Class A/(a)/                 3,352       251,903
     ----------------------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
      -------------------------------------------------------------------

      ELECTRIC UTILITIES-2.09%
      Allegheny Energy, Inc./(a)/                     3,373 $      96,131
      -------------------------------------------------------------------
      Ameren Corp.                                    4,170       231,935
      -------------------------------------------------------------------
      American Electric Power Co., Inc.               7,877       304,840
      -------------------------------------------------------------------
      CenterPoint Energy, Inc.                        5,918        81,313
      -------------------------------------------------------------------
      Cinergy Corp.                                   4,067       179,558
      -------------------------------------------------------------------
      Consolidated Edison, Inc.                       4,962       238,970
      -------------------------------------------------------------------
      DTE Energy Co.                                  3,558       167,226
      -------------------------------------------------------------------
      Edison International                            6,664       272,424
      -------------------------------------------------------------------
      Entergy Corp.                                   4,360       339,818
      -------------------------------------------------------------------
      Exelon Corp.                                   13,726       734,616
      -------------------------------------------------------------------
      FirstEnergy Corp.                               6,747       335,866
      -------------------------------------------------------------------
      FPL Group, Inc.                                 8,040       346,685
      -------------------------------------------------------------------
      PG&E Corp.                                      7,591       285,649
      -------------------------------------------------------------------
      Pinnacle West Capital Corp.                     2,017        92,379
      -------------------------------------------------------------------
      PPL Corp.                                       3,892       239,669
      -------------------------------------------------------------------
      Progress Energy, Inc.                           5,100       227,511
      -------------------------------------------------------------------
      Southern Co. (The)                             15,297       535,242
      -------------------------------------------------------------------
      TECO Energy, Inc.                               4,224        80,087
      -------------------------------------------------------------------
      Xcel Energy, Inc.                               8,301       161,122
      -------------------------------------------------------------------
                                                                4,951,041
      -------------------------------------------------------------------

      ELECTRICAL COMPONENTS &
       EQUIPMENT-0.41%
      American Power Conversion Corp.                 3,677       103,360
      -------------------------------------------------------------------
      Cooper Industries, Ltd. -- Class A (Bermuda)    1,895       122,379
      -------------------------------------------------------------------
      Emerson Electric Co.                            8,547       562,393
      -------------------------------------------------------------------
      Rockwell Automation, Inc.                       3,579       184,354
      -------------------------------------------------------------------
                                                                  972,486
      -------------------------------------------------------------------

      ELECTRONIC EQUIPMENT
       MANUFACTURERS-0.14%
      Agilent Technologies, Inc./(a)/                 8,841       231,988
      -------------------------------------------------------------------
      Symbol Technologies, Inc.                       4,963        57,769
      -------------------------------------------------------------------
      Tektronix, Inc.                                 1,806        45,258
      -------------------------------------------------------------------
                                                                  335,015
      -------------------------------------------------------------------

      ELECTRONIC MANUFACTURING SERVICES-0.14%
      Jabil Circuit, Inc./(a)/                        3,754       117,087
      -------------------------------------------------------------------
      Molex Inc.                                      3,430        96,863
      -------------------------------------------------------------------
      Sanmina-SCI Corp./(a)/                         10,807        51,657
      -------------------------------------------------------------------
      Solectron Corp./(a)/                           19,966        76,669
      -------------------------------------------------------------------
                                                                  342,276
      -------------------------------------------------------------------

      ENVIRONMENTAL & FACILITIES
       SERVICES-0.16%
      Allied Waste Industries, Inc./(a)/              5,550        47,619
      -------------------------------------------------------------------
      Waste Management, Inc.                         11,628       326,979
      -------------------------------------------------------------------
                                                                  374,598
      -------------------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
       -----------------------------------------------------------------

       FERTILIZERS & AGRICULTURAL CHEMICALS-0.16%
       Monsanto Co.                                  5,501 $     370,602
       -----------------------------------------------------------------

       FOOD DISTRIBUTORS-0.20%
       Sysco Corp.                                  12,986       468,275
       -----------------------------------------------------------------

       FOOD RETAIL-0.33%
       Albertson's, Inc.                             7,528       160,422
       -----------------------------------------------------------------
       Kroger Co. (The)/(a)/                        14,986       297,472
       -----------------------------------------------------------------
       Safeway Inc.                                  9,154       222,442
       -----------------------------------------------------------------
       SUPERVALU Inc.                                2,794        98,908
       -----------------------------------------------------------------
                                                                 779,244
       -----------------------------------------------------------------

       FOOTWEAR-0.19%
       NIKE, Inc. -- Class B                         4,684       392,519
       -----------------------------------------------------------------
       Reebok International Ltd.                     1,146        48,476
       -----------------------------------------------------------------
                                                                 440,995
       -----------------------------------------------------------------

       FOREST PRODUCTS-0.17%
       Louisiana-Pacific Corp.                       2,300        61,686
       -----------------------------------------------------------------
       Weyerhaeuser Co.                              5,022       346,418
       -----------------------------------------------------------------
                                                                 408,104
       -----------------------------------------------------------------

       GAS UTILITIES-0.15%
       KeySpan Corp.                                 3,537       143,921
       -----------------------------------------------------------------
       Nicor Inc.                                      902        36,820
       -----------------------------------------------------------------
       NiSource Inc.                                 5,548       134,761
       -----------------------------------------------------------------
       Peoples Energy Corp.                            754        32,535
       -----------------------------------------------------------------
                                                                 348,037
       -----------------------------------------------------------------

       GENERAL MERCHANDISE STORES-0.55%
       Big Lots, Inc./(a)/                           2,318        30,064
       -----------------------------------------------------------------
       Dollar General Corp.                          6,166       125,293
       -----------------------------------------------------------------
       Family Dollar Stores, Inc.                    3,430        88,494
       -----------------------------------------------------------------
       Target Corp.                                 18,121     1,064,609
       -----------------------------------------------------------------
                                                               1,308,460
       -----------------------------------------------------------------

       GOLD-0.15%
       Newmont Mining Corp.                          9,147       343,470
       -----------------------------------------------------------------

       HEALTH CARE DISTRIBUTORS-0.40%
       AmerisourceBergen Corp.                       2,155       154,707
       -----------------------------------------------------------------
       Cardinal Health, Inc.                         8,769       522,457
       -----------------------------------------------------------------
       McKesson Corp.                                6,038       271,710
       -----------------------------------------------------------------
                                                                 948,874
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT-2.16%
       Bard (C.R.), Inc.                             2,142       143,064
       -----------------------------------------------------------------
       Baxter International Inc.                    12,733       500,025
       -----------------------------------------------------------------
       Becton, Dickinson and Co.                     5,185       287,093
       -----------------------------------------------------------------
       Biomet, Inc.                                  5,182       197,590
       -----------------------------------------------------------------
       Boston Scientific Corp./(a)/                 15,381       445,280
       -----------------------------------------------------------------
       Fisher Scientific International Inc./(a)/     2,463       165,144
       -----------------------------------------------------------------

                                                                MARKET
                                                     SHARES     VALUE
      --------------------------------------------------------------------

      HEALTH CARE EQUIPMENT-(CONTINUED)
      Guidant Corp.                                    6,667 $     458,690
      --------------------------------------------------------------------
      Hospira, Inc./(a)/                               3,242       124,007
      --------------------------------------------------------------------
      Medtronic, Inc.                                 24,812     1,338,359
      --------------------------------------------------------------------
      PerkinElmer, Inc.                                2,680        56,226
      --------------------------------------------------------------------
      St. Jude Medical, Inc./(a)/                      7,432       352,351
      --------------------------------------------------------------------
      Stryker Corp.                                    7,690       415,952
      --------------------------------------------------------------------
      Thermo Electron Corp./(a)/                       3,287        98,150
      --------------------------------------------------------------------
      Waters Corp./(a)/                                2,407       108,989
      --------------------------------------------------------------------
      Zimmer Holdings, Inc./(a)/                       5,065       417,153
      --------------------------------------------------------------------
                                                                 5,108,073
      --------------------------------------------------------------------

      HEALTH CARE FACILITIES-0.31%
      HCA Inc.                                         8,597       423,402
      --------------------------------------------------------------------
      Health Management Associates, Inc. -- Class A    5,101       121,404
      --------------------------------------------------------------------
      Manor Care, Inc.                                 1,761        66,848
      --------------------------------------------------------------------
      Tenet Healthcare Corp./(a)/                      9,579       116,289
      --------------------------------------------------------------------
                                                                   727,943
      --------------------------------------------------------------------

      HEALTH CARE SERVICES-0.55%
      Caremark Rx, Inc./(a)/                           9,305       414,817
      --------------------------------------------------------------------
      Express Scripts, Inc./(a)/                       3,042       159,097
      --------------------------------------------------------------------
      IMS Health Inc.                                  4,644       126,456
      --------------------------------------------------------------------
      Laboratory Corp. of America Holdings/(a)/        2,776       140,660
      --------------------------------------------------------------------
      Medco Health Solutions, Inc./(a)/                5,685       275,381
      --------------------------------------------------------------------
      Quest Diagnostics Inc.                           3,734       191,704
      --------------------------------------------------------------------
                                                                 1,308,115
      --------------------------------------------------------------------

      HEALTH CARE SUPPLIES-0.07%
      Bausch & Lomb Inc.                               1,097        92,861
      --------------------------------------------------------------------
      Millipore Corp./(a)/                             1,024        62,740
      --------------------------------------------------------------------
                                                                   155,601
      --------------------------------------------------------------------

      HOME ENTERTAINMENT SOFTWARE-0.15%
      Electronic Arts Inc./(a)/                        6,299       362,822
      --------------------------------------------------------------------

      HOME FURNISHINGS-0.04%
      Leggett & Platt, Inc.                            3,903        98,707
      --------------------------------------------------------------------

      HOME IMPROVEMENT RETAIL-1.30%
      Home Depot, Inc. (The)                          44,031     1,915,789
      --------------------------------------------------------------------
      Lowe's Cos., Inc.                               15,846     1,049,322
      --------------------------------------------------------------------
      Sherwin-Williams Co. (The)                       2,589       123,262
      --------------------------------------------------------------------
                                                                 3,088,373
      --------------------------------------------------------------------

      HOMEBUILDING-0.33%
      Centex Corp.                                     2,623       194,050
      --------------------------------------------------------------------
      D.R. Horton, Inc.                                5,572       228,898
      --------------------------------------------------------------------
      KB HOME                                          1,704       139,575
      --------------------------------------------------------------------
      Pulte Homes, Inc.                                2,423       226,841
      --------------------------------------------------------------------
                                                                   789,364
      --------------------------------------------------------------------

                                                                MARKET
                                                     SHARES     VALUE
     ---------------------------------------------------------------------

     HOMEFURNISHING RETAIL-0.12%
     Bed Bath & Beyond Inc./(a)/                       6,060 $     278,154
     ---------------------------------------------------------------------

     HOTELS, RESORTS & CRUISE LINES-0.56%
     Carnival Corp. (Panama)/(b)/                     10,809       566,392
     ---------------------------------------------------------------------
     Hilton Hotels Corp.                               7,869       194,758
     ---------------------------------------------------------------------
     Marriott International, Inc. -- Class A           4,071       278,741
     ---------------------------------------------------------------------
     Starwood Hotels & Resorts Worldwide, Inc./(c)/    4,446       281,521
     ---------------------------------------------------------------------
                                                                 1,321,412
     ---------------------------------------------------------------------

     HOUSEHOLD APPLIANCES-0.17%
     Black & Decker Corp. (The)                        1,641       148,199
     ---------------------------------------------------------------------
     Maytag Corp.                                      1,589        26,806
     ---------------------------------------------------------------------
     Snap-on Inc.                                      1,164        42,696
     ---------------------------------------------------------------------
     Stanley Works (The)                               1,537        75,205
     ---------------------------------------------------------------------
     Whirlpool Corp.                                   1,367       109,333
     ---------------------------------------------------------------------
                                                                   402,239
     ---------------------------------------------------------------------

     HOUSEHOLD PRODUCTS-1.77%
     Clorox Co. (The)                                  3,154       176,151
     ---------------------------------------------------------------------
     Colgate-Palmolive Co.                            10,749       569,052
     ---------------------------------------------------------------------
     Kimberly-Clark Corp.                              9,813       625,677
     ---------------------------------------------------------------------
     Procter & Gamble Co. (The)                       50,764     2,824,001
     ---------------------------------------------------------------------
                                                                 4,194,881
     ---------------------------------------------------------------------

     HOUSEWARES & SPECIALTIES-0.18%
     Fortune Brands, Inc.                              2,983       282,043
     ---------------------------------------------------------------------
     Newell Rubbermaid Inc.                            5,636       140,167
     ---------------------------------------------------------------------
                                                                   422,210
     ---------------------------------------------------------------------

     HUMAN RESOURCE & EMPLOYMENT
      SERVICES-0.08%
     Monster Worldwide Inc./(a)/                       2,488        75,561
     ---------------------------------------------------------------------
     Robert Half International Inc.                    3,292       111,566
     ---------------------------------------------------------------------
                                                                   187,127
     ---------------------------------------------------------------------

     HYPERMARKETS & SUPER CENTERS-1.62%
     Costco Wholesale Corp.                            9,798       450,414
     ---------------------------------------------------------------------
     Wal-Mart Stores, Inc.                            68,633     3,387,039
     ---------------------------------------------------------------------
                                                                 3,837,453
     ---------------------------------------------------------------------

     INDEPENDENT POWER PRODUCERS & ENERGY
      TRADERS-0.63%
     AES Corp. (The)/(a)/                             13,399       215,054
     ---------------------------------------------------------------------
     Calpine Corp./(a)/                               11,037        36,643
     ---------------------------------------------------------------------
     Constellation Energy Group                        3,633       218,743
     ---------------------------------------------------------------------
     Duke Energy Corp.                                19,010       561,555
     ---------------------------------------------------------------------
     Dynegy Inc. -- Class A/(a)/                       6,774        37,663
     ---------------------------------------------------------------------
     TXU Corp.                                         4,922       426,442
     ---------------------------------------------------------------------
                                                                 1,496,100
     ---------------------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
      -------------------------------------------------------------------

      INDUSTRIAL CONGLOMERATES-4.29%
      3M Co.                                         15,800 $   1,185,000
      -------------------------------------------------------------------
      General Electric Co.                          217,576     7,506,372
      -------------------------------------------------------------------
      Textron Inc.                                    2,760       204,709
      -------------------------------------------------------------------
      Tyco International Ltd. (Bermuda)              41,429     1,262,342
      -------------------------------------------------------------------
                                                               10,158,423
      -------------------------------------------------------------------

      INDUSTRIAL GASES-0.26%
      Air Products and Chemicals, Inc.                4,702       280,992
      -------------------------------------------------------------------
      Praxair, Inc.                                   6,635       327,703
      -------------------------------------------------------------------
                                                                  608,695
      -------------------------------------------------------------------

      INDUSTRIAL MACHINERY-0.79%
      Danaher Corp.                                   5,629       312,128
      -------------------------------------------------------------------
      Dover Corp.                                     4,194       173,044
      -------------------------------------------------------------------
      Eaton Corp.                                     3,091       201,966
      -------------------------------------------------------------------
      Illinois Tool Works Inc.                        5,599       479,554
      -------------------------------------------------------------------
      Ingersoll-Rand Co. Ltd. -- Class A (Bermuda)    3,457       270,234
      -------------------------------------------------------------------
      ITT Industries, Inc.                            1,887       200,777
      -------------------------------------------------------------------
      Pall Corp.                                      2,519        78,013
      -------------------------------------------------------------------
      Parker Hannifin Corp.                           2,458       161,540
      -------------------------------------------------------------------
                                                                1,877,256
      -------------------------------------------------------------------

      INSURANCE BROKERS-0.20%
      Aon Corp.                                       6,473       164,673
      -------------------------------------------------------------------
      Marsh & McLennan Cos., Inc.                    10,931       316,671
      -------------------------------------------------------------------
                                                                  481,344
      -------------------------------------------------------------------

      INTEGRATED OIL & GAS-5.60%
      Amerada Hess Corp.                              1,760       207,434
      -------------------------------------------------------------------
      Chevron Corp.                                  43,048     2,497,214
      -------------------------------------------------------------------
      ConocoPhillips                                 28,571     1,788,259
      -------------------------------------------------------------------
      Exxon Mobil Corp.                             130,590     7,672,163
      -------------------------------------------------------------------
      Marathon Oil Corp.                              7,482       436,650
      -------------------------------------------------------------------
      Occidental Petroleum Corp.                      8,169       672,145
      -------------------------------------------------------------------
                                                               13,273,865
      -------------------------------------------------------------------

      INTEGRATED TELECOMMUNICATION
       SERVICES-2.79%
      ALLTEL Corp.                                    7,797       518,501
      -------------------------------------------------------------------
      AT&T Corp.                                     16,474       326,185
      -------------------------------------------------------------------
      BellSouth Corp.                                37,572     1,036,987
      -------------------------------------------------------------------
      CenturyTel, Inc.                                2,719        93,452
      -------------------------------------------------------------------
      Citizens Communications Co.                     6,986        91,796
      -------------------------------------------------------------------
      Qwest Communications International Inc./(a)/   34,303       131,037
      -------------------------------------------------------------------
      SBC Communications Inc.                        67,762     1,656,781
      -------------------------------------------------------------------
      Sprint Corp.                                   30,355       816,550
      -------------------------------------------------------------------
      Verizon Communications Inc.                    56,772     1,943,306
      -------------------------------------------------------------------
                                                                6,614,595
      -------------------------------------------------------------------

                                                           MARKET
                                                SHARES     VALUE
          -----------------------------------------------------------

          INTERNET RETAIL-0.44%
          eBay Inc./(a)/                         24,920 $   1,041,158
          -----------------------------------------------------------

          INTERNET SOFTWARE & SERVICES-0.38%
          Yahoo! Inc./(a)/                       26,928       897,780
          -----------------------------------------------------------

          INVESTMENT BANKING & BROKERAGE-1.93%
          Bear Stearns Cos. Inc. (The)            2,331       238,018
          -----------------------------------------------------------
          E*TRADE Financial Corp./(a)/            7,581       117,581
          -----------------------------------------------------------
          Goldman Sachs Group, Inc. (The)         9,059       973,661
          -----------------------------------------------------------
          Lehman Brothers Holdings Inc.           5,674       596,508
          -----------------------------------------------------------
          Merrill Lynch & Co., Inc.              19,393     1,139,921
          -----------------------------------------------------------
          Morgan Stanley                         22,475     1,192,299
          -----------------------------------------------------------
          Schwab (Charles) Corp. (The)           23,375       320,238
          -----------------------------------------------------------
                                                            4,578,226
          -----------------------------------------------------------

          IT CONSULTING & OTHER SERVICES-0.02%
          Unisys Corp./(a)/                       7,000        45,290
          -----------------------------------------------------------

          LEISURE PRODUCTS-0.14%
          Brunswick Corp.                         1,981        92,235
          -----------------------------------------------------------
          Hasbro, Inc.                            3,414        74,903
          -----------------------------------------------------------
          Mattel, Inc.                            8,423       157,089
          -----------------------------------------------------------
                                                              324,227
          -----------------------------------------------------------

          LIFE & HEALTH INSURANCE-1.04%
          AFLAC Inc.                             10,265       462,952
          -----------------------------------------------------------
          Jefferson-Pilot Corp.                   2,792       140,075
          -----------------------------------------------------------
          Lincoln National Corp.                  3,566       172,238
          -----------------------------------------------------------
          MetLife, Inc.                          15,043       739,213
          -----------------------------------------------------------
          Prudential Financial, Inc.             10,718       717,034
          -----------------------------------------------------------
          Torchmark Corp.                         2,135       111,596
          -----------------------------------------------------------
          UnumProvident Corp.                     6,086       116,547
          -----------------------------------------------------------
                                                            2,459,655
          -----------------------------------------------------------

          MANAGED HEALTH CARE-1.32%
          Aetna Inc.                              5,958       461,149
          -----------------------------------------------------------
          CIGNA Corp.                             2,694       287,585
          -----------------------------------------------------------
          Humana Inc./(a)/                        3,309       131,864
          -----------------------------------------------------------
          UnitedHealth Group Inc.                25,974     1,358,440
          -----------------------------------------------------------
          WellPoint, Inc./(a)/                   12,578       889,768
          -----------------------------------------------------------
                                                            3,128,806
          -----------------------------------------------------------

          METAL & GLASS CONTAINERS-0.06%
          Ball Corp.                              2,262        85,843
          -----------------------------------------------------------
          Pactiv Corp./(a)/                       3,026        66,633
          -----------------------------------------------------------
                                                              152,476
          -----------------------------------------------------------

          MOTORCYCLE MANUFACTURERS-0.13%
          Harley-Davidson, Inc.                   5,839       310,576
          -----------------------------------------------------------

          MOVIES & ENTERTAINMENT-2.02%
          Disney (Walt) Co. (The)                41,880     1,073,803
          -----------------------------------------------------------
          News Corp. -- Class A                  59,168       969,172
          -----------------------------------------------------------

                                                                MARKET
                                                     SHARES     VALUE
      --------------------------------------------------------------------

      MOVIES & ENTERTAINMENT-(CONTINUED)
      Time Warner Inc.                                96,125 $   1,636,048
      --------------------------------------------------------------------
      Viacom Inc. -- Class B                          33,086     1,108,050
      --------------------------------------------------------------------
                                                                 4,787,073
      --------------------------------------------------------------------

      MULTI-LINE INSURANCE-1.67%
      American International Group, Inc.              53,233     3,204,627
      --------------------------------------------------------------------
      Hartford Financial Services Group, Inc. (The)    6,085       490,268
      --------------------------------------------------------------------
      Loews Corp.                                      3,265       273,052
      --------------------------------------------------------------------
                                                                 3,967,947
      --------------------------------------------------------------------

      MULTI-UTILITIES-0.47%
      CMS Energy Corp./(a)/                            4,532        71,787
      --------------------------------------------------------------------
      Dominion Resources, Inc.                         6,984       515,838
      --------------------------------------------------------------------
      Public Service Enterprise Group Inc.             4,877       313,591
      --------------------------------------------------------------------
      Sempra Energy                                    4,907       208,548
      --------------------------------------------------------------------
                                                                 1,109,764
      --------------------------------------------------------------------

      OFFICE ELECTRONICS-0.11%
      Xerox Corp./(a)/                                19,686       260,052
      --------------------------------------------------------------------

      OFFICE SERVICES & SUPPLIES-0.14%
      Avery Dennison Corp.                             2,078       117,760
      --------------------------------------------------------------------
      Pitney Bowes Inc.                                4,721       210,462
      --------------------------------------------------------------------
                                                                   328,222
      --------------------------------------------------------------------

      OIL & GAS DRILLING-0.35%
      Nabors Industries, Ltd. (Bermuda)/(a)/           3,041       199,033
      --------------------------------------------------------------------
      Noble Corp. (Cayman Islands)                     2,773       186,290
      --------------------------------------------------------------------
      Rowan Cos., Inc.                                 2,193        74,913
      --------------------------------------------------------------------
      Transocean Inc. (Cayman Islands)/(a)/            6,689       377,460
      --------------------------------------------------------------------
                                                                   837,696
      --------------------------------------------------------------------

      OIL & GAS EQUIPMENT & SERVICES-1.08%
      Baker Hughes Inc.                                6,950       392,953
      --------------------------------------------------------------------
      BJ Services Co.                                  3,323       202,670
      --------------------------------------------------------------------
      Halliburton Co.                                 10,374       581,463
      --------------------------------------------------------------------
      National-Oilwell Varco Inc./(a)/                 3,532       184,900
      --------------------------------------------------------------------
      Schlumberger Ltd. (Netherlands)                 12,086     1,012,082
      --------------------------------------------------------------------
      Weatherford International Ltd. (Bermuda)/(a)/    2,838       179,589
      --------------------------------------------------------------------
                                                                 2,553,657
      --------------------------------------------------------------------

      OIL & GAS EXPLORATION & PRODUCTION-1.29%
      Anadarko Petroleum Corp.                         4,844       427,967
      --------------------------------------------------------------------
      Apache Corp.                                     6,732       460,469
      --------------------------------------------------------------------
      Burlington Resources Inc.                        7,914       507,367
      --------------------------------------------------------------------
      Devon Energy Corp.                               9,706       544,410
      --------------------------------------------------------------------
      EOG Resources, Inc.                              4,888       298,657
      --------------------------------------------------------------------
      Kerr-McGee Corp.                                 2,382       191,060
      --------------------------------------------------------------------
      Unocal Corp.                                     5,575       361,539
      --------------------------------------------------------------------
      XTO Energy, Inc.                                 7,404       259,806
      --------------------------------------------------------------------
                                                                 3,051,275
      --------------------------------------------------------------------

                                                           MARKET
                                                SHARES     VALUE
          -----------------------------------------------------------

          OIL & GAS REFINING & MARKETING-0.26%
          Sunoco, Inc.                            1,418 $     178,285
          -----------------------------------------------------------
          Valero Energy Corp.                     5,265       435,837
          -----------------------------------------------------------
                                                              614,122
          -----------------------------------------------------------

          OIL & GAS STORAGE &
           TRANSPORTATION-0.26%
          El Paso Corp.                          13,259       159,108
          -----------------------------------------------------------
          Kinder Morgan, Inc.                     2,225       197,714
          -----------------------------------------------------------
          Williams Cos., Inc. (The)              11,664       247,743
          -----------------------------------------------------------
                                                              604,565
          -----------------------------------------------------------

          OTHER DIVERSIFIED FINANCIAL
           SERVICES-3.14%
          Citigroup Inc.                        106,720     4,642,320
          -----------------------------------------------------------
          JPMorgan Chase & Co.                   72,185     2,536,581
          -----------------------------------------------------------
          Principal Financial Group, Inc.         6,026       264,843
          -----------------------------------------------------------
                                                            7,443,744
          -----------------------------------------------------------

          PACKAGED FOODS & MEATS-1.01%
          Campbell Soup Co.                       6,660       205,461
          -----------------------------------------------------------
          ConAgra Foods, Inc.                    10,646       241,771
          -----------------------------------------------------------
          General Mills, Inc.                     7,583       359,434
          -----------------------------------------------------------
          Heinz (H.J.) Co.                        7,160       263,345
          -----------------------------------------------------------
          Hershey Co. (The)                       4,475       285,818
          -----------------------------------------------------------
          Kellogg Co.                             7,179       325,280
          -----------------------------------------------------------
          McCormick & Co., Inc.                   2,760        95,993
          -----------------------------------------------------------
          Sara Lee Corp.                         16,146       321,790
          -----------------------------------------------------------
          Wrigley Jr. (Wm.) Co.                   4,000       284,560
          -----------------------------------------------------------
                                                            2,383,452
          -----------------------------------------------------------

          PAPER PACKAGING-0.11%
          Bemis Co., Inc.                         2,197        59,319
          -----------------------------------------------------------
          Sealed Air Corp./(a)/                   1,716        91,051
          -----------------------------------------------------------
          Temple-Inland Inc.                      2,546       101,305
          -----------------------------------------------------------
                                                              251,675
          -----------------------------------------------------------

          PAPER PRODUCTS-0.26%
          Georgia-Pacific Corp.                   5,315       181,507
          -----------------------------------------------------------
          International Paper Co.                10,030       316,948
          -----------------------------------------------------------
          MeadWestvaco Corp.                      3,823       111,708
          -----------------------------------------------------------
                                                              610,163
          -----------------------------------------------------------

          PERSONAL PRODUCTS-0.63%
          Alberto-Culver Co.                      1,726        77,877
          -----------------------------------------------------------
          Avon Products, Inc.                     9,682       316,698
          -----------------------------------------------------------
          Gillette Co. (The)                     20,465     1,098,357
          -----------------------------------------------------------
                                                            1,492,932
          -----------------------------------------------------------

          PHARMACEUTICALS-6.65%
          Abbott Laboratories                    31,789     1,482,321
          -----------------------------------------------------------
          Allergan, Inc.                          2,675       239,065
          -----------------------------------------------------------
          Bristol-Myers Squibb Co.               40,090     1,001,448
          -----------------------------------------------------------

                                                                 MARKET
                                                      SHARES     VALUE
    -----------------------------------------------------------------------

    PHARMACEUTICALS-(CONTINUED)
    Forest Laboratories, Inc./(a)/                      6,984 $     278,801
    -----------------------------------------------------------------------
    Johnson & Johnson                                  61,001     3,901,624
    -----------------------------------------------------------------------
    King Pharmaceuticals, Inc./(a)/                     4,964        55,349
    -----------------------------------------------------------------------
    Lilly (Eli) and Co.                                23,244     1,309,102
    -----------------------------------------------------------------------
    Merck & Co. Inc.                                   45,167     1,402,887
    -----------------------------------------------------------------------
    Mylan Laboratories Inc.                             4,463        77,478
    -----------------------------------------------------------------------
    Pfizer Inc.                                       152,514     4,041,621
    -----------------------------------------------------------------------
    Schering-Plough Corp.                              30,276       630,346
    -----------------------------------------------------------------------
    Watson Pharmaceuticals, Inc./(a)/                   2,259        75,451
    -----------------------------------------------------------------------
    Wyeth                                              27,458     1,256,204
    -----------------------------------------------------------------------
                                                                 15,751,697
    -----------------------------------------------------------------------

    PHOTOGRAPHIC PRODUCTS-0.07%
    Eastman Kodak Co.                                   5,871       156,991
    -----------------------------------------------------------------------

    PROPERTY & CASUALTY INSURANCE-1.39%
    ACE Ltd. (Cayman Islands)                           5,920       273,563
    -----------------------------------------------------------------------
    Allstate Corp. (The)                               13,708       839,752
    -----------------------------------------------------------------------
    Ambac Financial Group, Inc.                         2,222       159,628
    -----------------------------------------------------------------------
    Chubb Corp. (The)                                   4,018       356,879
    -----------------------------------------------------------------------
    Cincinnati Financial Corp.                          3,412       140,643
    -----------------------------------------------------------------------
    MBIA Inc.                                           2,777       168,675
    -----------------------------------------------------------------------
    Progressive Corp. (The)                             4,077       406,436
    -----------------------------------------------------------------------
    Safeco Corp.                                        2,601       142,899
    -----------------------------------------------------------------------
    St. Paul Travelers Cos., Inc. (The)                13,821       608,400
    -----------------------------------------------------------------------
    XL Capital Ltd. -- Class A (Cayman Islands)         2,873       206,339
    -----------------------------------------------------------------------
                                                                  3,303,214
    -----------------------------------------------------------------------

    PUBLISHING-0.52%
    Dow Jones & Co., Inc.                               1,444        54,193
    -----------------------------------------------------------------------
    Gannett Co., Inc.                                   5,094       371,658
    -----------------------------------------------------------------------
    Knight-Ridder, Inc.                                 1,525        95,404
    -----------------------------------------------------------------------
    McGraw-Hill Cos., Inc. (The)                        7,684       353,541
    -----------------------------------------------------------------------
    Meredith Corp.                                        930        46,035
    -----------------------------------------------------------------------
    New York Times Co. (The) -- Class A                 3,012        94,938
    -----------------------------------------------------------------------
    Tribune Co.                                         6,101       222,687
    -----------------------------------------------------------------------
                                                                  1,238,456
    -----------------------------------------------------------------------

    RAILROADS-0.55%
    Burlington Northern Santa Fe Corp.                  7,739       419,841
    -----------------------------------------------------------------------
    CSX Corp.                                           4,426       201,560
    -----------------------------------------------------------------------
    Norfolk Southern Corp.                              8,293       308,583
    -----------------------------------------------------------------------
    Union Pacific Corp.                                 5,394       379,252
    -----------------------------------------------------------------------
                                                                  1,309,236
    -----------------------------------------------------------------------

    REAL ESTATE-0.62%
    Apartment Investment & Management Co. -- Class A    1,956        86,064
    -----------------------------------------------------------------------
    Archstone-Smith Trust                               4,086       173,655
    -----------------------------------------------------------------------
    Equity Office Properties Trust                      8,360       296,362
    -----------------------------------------------------------------------
    Equity Residential                                  5,885       237,754
    -----------------------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
      -------------------------------------------------------------------

      REAL ESTATE-(CONTINUED)
      Plum Creek Timber Co., Inc.                     3,791 $     143,489
      -------------------------------------------------------------------
      ProLogis                                        3,828       174,404
      -------------------------------------------------------------------
      Simon Property Group, Inc.                      4,505       359,229
      -------------------------------------------------------------------
                                                                1,470,957
      -------------------------------------------------------------------

      REGIONAL BANKS-1.84%
      AmSouth Bancorp.                                7,263       202,710
      -------------------------------------------------------------------
      BB&T Corp.                                     11,219       469,179
      -------------------------------------------------------------------
      Compass Bancshares, Inc.                        2,527       121,827
      -------------------------------------------------------------------
      Fifth Third Bancorp                            10,702       461,256
      -------------------------------------------------------------------
      First Horizon National Corp.                    2,546       103,851
      -------------------------------------------------------------------
      Huntington Bancshares Inc.                      4,742       118,265
      -------------------------------------------------------------------
      KeyCorp                                         8,362       286,315
      -------------------------------------------------------------------
      M&T Bank Corp.                                  2,011       218,214
      -------------------------------------------------------------------
      Marshall & Ilsley Corp.                         4,367       200,533
      -------------------------------------------------------------------
      National City Corp.                            12,155       448,641
      -------------------------------------------------------------------
      North Fork Bancorp., Inc.                       9,796       268,312
      -------------------------------------------------------------------
      PNC Financial Services Group, Inc.              5,816       318,833
      -------------------------------------------------------------------
      Regions Financial Corp.                         9,503       319,681
      -------------------------------------------------------------------
      SunTrust Banks, Inc.                            6,970       506,858
      -------------------------------------------------------------------
      Synovus Financial Corp.                         6,358       188,006
      -------------------------------------------------------------------
      Zions Bancorp.                                  1,838       131,380
      -------------------------------------------------------------------
                                                                4,363,861
      -------------------------------------------------------------------

      RESTAURANTS-0.75%
      Darden Restaurants, Inc.                        3,022       104,863
      -------------------------------------------------------------------
      McDonald's Corp.                               26,022       811,106
      -------------------------------------------------------------------
      Starbucks Corp./(a)/                            7,995       420,137
      -------------------------------------------------------------------
      Wendy's International, Inc.                     2,357       121,857
      -------------------------------------------------------------------
      Yum! Brands, Inc.                               5,943       311,116
      -------------------------------------------------------------------
                                                                1,769,079
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT-0.41%
      Applied Materials, Inc.                        33,725       622,564
      -------------------------------------------------------------------
      KLA-Tencor Corp.                                4,023       207,989
      -------------------------------------------------------------------
      Novellus Systems, Inc./(a)/                     2,874        82,915
      -------------------------------------------------------------------
      Teradyne, Inc./(a)/                             4,009        62,260
      -------------------------------------------------------------------
                                                                  975,728
      -------------------------------------------------------------------

      SEMICONDUCTORS-2.91%
      Advanced Micro Devices, Inc./(a)/               8,058       161,805
      -------------------------------------------------------------------
      Altera Corp./(a)/                               7,615       166,540
      -------------------------------------------------------------------
      Analog Devices, Inc.                            7,620       298,704
      -------------------------------------------------------------------
      Applied Micro Circuits Corp./(a)/               6,302        18,969
      -------------------------------------------------------------------
      Broadcom Corp. -- Class A/(a)/                  6,003       256,748
      -------------------------------------------------------------------
      Freescale Semiconductor Inc. -- Class B/(a)/    8,214       211,511
      -------------------------------------------------------------------
      Intel Corp.                                   126,637     3,436,928
      -------------------------------------------------------------------
      Linear Technology Corp.                         6,292       244,507
      -------------------------------------------------------------------
      LSI Logic Corp./(a)/                            7,975        77,836
      -------------------------------------------------------------------

                                                             MARKET
                                                  SHARES     VALUE
         --------------------------------------------------------------

         SEMICONDUCTORS-(CONTINUED)
         Maxim Integrated Products, Inc.            6,727 $     281,659
         --------------------------------------------------------------
         Micron Technology, Inc./(a)/              12,658       150,377
         --------------------------------------------------------------
         National Semiconductor Corp.               7,160       176,924
         --------------------------------------------------------------
         NVIDIA Corp./(a)/                          3,465        93,763
         --------------------------------------------------------------
         PMC-Sierra, Inc./(a)/                      3,677        36,145
         --------------------------------------------------------------
         Texas Instruments Inc.                    34,098     1,082,952
         --------------------------------------------------------------
         Xilinx, Inc.                               7,230       204,971
         --------------------------------------------------------------
                                                              6,900,339
         --------------------------------------------------------------

         SOFT DRINKS-1.77%
         Coca-Cola Co. (The)                       46,450     2,032,652
         --------------------------------------------------------------
         Coca-Cola Enterprises Inc.                 7,215       169,553
         --------------------------------------------------------------
         Pepsi Bottling Group, Inc. (The)           4,044       117,923
         --------------------------------------------------------------
         PepsiCo, Inc.                             34,328     1,871,906
         --------------------------------------------------------------
                                                              4,192,034
         --------------------------------------------------------------

         SPECIALIZED CONSUMER SERVICES-0.08%
         H&R Block, Inc.                            3,380       192,525
         --------------------------------------------------------------

         SPECIALIZED FINANCE-0.19%
         CIT Group Inc.                             4,313       190,376
         --------------------------------------------------------------
         Moody's Corp.                              5,665       268,011
         --------------------------------------------------------------
                                                                458,387
         --------------------------------------------------------------

         SPECIALTY CHEMICALS-0.21%
         Ecolab Inc.                                4,516       151,647
         --------------------------------------------------------------
         International Flavors & Fragrances Inc.    1,797        68,142
         --------------------------------------------------------------
         Rohm and Haas Co.                          3,977       183,181
         --------------------------------------------------------------
         Sigma-Aldrich Corp.                        1,412        90,594
         --------------------------------------------------------------
                                                                493,564
         --------------------------------------------------------------

         SPECIALTY STORES-0.28%
         Office Depot, Inc./(a)/                    6,510       184,754
         --------------------------------------------------------------
         OfficeMax Inc.                             1,449        43,035
         --------------------------------------------------------------
         Staples, Inc.                             15,095       343,713
         --------------------------------------------------------------
         Tiffany & Co.                              2,942       100,116
         --------------------------------------------------------------
                                                                671,618
         --------------------------------------------------------------

         STEEL-0.14%
         Allegheny Technologies, Inc.               1,818        52,849
         --------------------------------------------------------------
         Nucor Corp.                                3,268       181,211
         --------------------------------------------------------------
         United States Steel Corp.                  2,335        99,588
         --------------------------------------------------------------
                                                                333,648
         --------------------------------------------------------------

         SYSTEMS SOFTWARE-3.28%
         Adobe Systems Inc.                        10,055       298,030
         --------------------------------------------------------------
         BMC Software, Inc./(a)/                    4,592        87,661
         --------------------------------------------------------------
         Computer Associates International, Inc.   10,887       298,848
         --------------------------------------------------------------
         Microsoft Corp.                          206,132     5,279,041
         --------------------------------------------------------------
         Novell, Inc./(a)/                          7,853        47,746
         --------------------------------------------------------------
         Oracle Corp./(a)/                         90,707     1,231,801
         --------------------------------------------------------------
         Symantec Corp./(a)/                       24,471       537,628
         --------------------------------------------------------------
                                                              7,780,755
         --------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
          ------------------------------------------------------------

          THRIFTS & MORTGAGE FINANCE-1.64%
          Countrywide Financial Corp.             12,056 $     434,016
          ------------------------------------------------------------
          Fannie Mae                              19,855     1,109,100
          ------------------------------------------------------------
          Freddie Mac                             14,175       896,994
          ------------------------------------------------------------
          Golden West Financial Corp.              5,798       377,566
          ------------------------------------------------------------
          MGIC Investment Corp.                    1,935       132,702
          ------------------------------------------------------------
          Sovereign Bancorp, Inc.                  7,480       179,445
          ------------------------------------------------------------
          Washington Mutual, Inc.                 17,996       764,470
          ------------------------------------------------------------
                                                             3,894,293
          ------------------------------------------------------------

          TIRES & RUBBER-0.04%
          Cooper Tire & Rubber Co.                 1,282        25,794
          ------------------------------------------------------------
          Goodyear Tire & Rubber Co. (The)/(a)/    3,631        63,216
          ------------------------------------------------------------
                                                                89,010
          ------------------------------------------------------------

          TOBACCO-1.35%
          Altria Group, Inc.                      42,484     2,844,729
          ------------------------------------------------------------
          Reynolds American Inc.                   2,381       198,361
          ------------------------------------------------------------
          UST Inc.                                 3,381       155,594
          ------------------------------------------------------------
                                                             3,198,684
          ------------------------------------------------------------

                                                                        MARKET
                                                        SHARES          VALUE
----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.04%
W.W. Grainger, Inc.                                      1,706      $     106,318
----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-0.34%
Nextel Communications, Inc. -- Class A/(a)/             23,048            802,070
----------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $200,905,476)                                              231,809,028
----------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
U.S. TREASURY BILLS-0.25%
2.96%, 09/15/05 (Cost $597,795)/(d)/                $  600,000/(e)/       597,697
----------------------------------------------------------------------------------
    Total U.S. Treasury Securities
     (Cost $597,795)                                                      597,697
----------------------------------------------------------------------------------

                                                        SHARES
REPURCHASE AGREEMENTS-2.09%
State Street Bank & Trust 3.12%, 08/01/05
 (Cost $4,965,345)/(f)/                              4,965,345          4,965,345
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.16% (Cost $206,468,616)                         237,372,070
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.16%)                                    (388,925)
----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $ 236,983,145
----------------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Each unit represents one common share and one paired trust share. /(c)/Each unit represents one common share and one paired Class B share. /(d)/Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
/(e)/A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 6. /(f)/Repurchase agreement entered into July 29, 2005 with a maturing value of
     $4,966,636. Collateralized by $5,115,000 of U.S. Government obligations, 3.00% due August 15, 2007 with an aggregate market value at July 31, 2005 of $5,067,420.




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2005

ASSETS:
Investments, at market value (cost $206,468,616)                       $237,372,070
------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                          172,470
------------------------------------------------------------------------------------
  Dividends and interest                                                    283,870
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            15,767
------------------------------------------------------------------------------------
Other assets                                                                 26,798
------------------------------------------------------------------------------------
    Total assets                                                        237,870,975
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                      73,017
------------------------------------------------------------------------------------
  Fund shares reacquired                                                    590,131
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         23,218
------------------------------------------------------------------------------------
  Variation margin                                                           47,735
------------------------------------------------------------------------------------
Accrued distribution fees                                                    47,088
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             1,565
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                  52,722
------------------------------------------------------------------------------------
Accrued operating expenses                                                   52,354
------------------------------------------------------------------------------------
    Total liabilities                                                       887,830
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $236,983,145
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $217,127,311
------------------------------------------------------------------------------------
Undistributed net investment income                                         305,813
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 futures contracts                                                      (11,523,689)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and futures contracts   31,073,710
------------------------------------------------------------------------------------
                                                                       $236,983,145
------------------------------------------------------------------------------------

          NET ASSETS:
          Investor Class                                  $230,083,792
          ------------------------------------------------------------
          Institutional Class                             $  6,899,353
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED
           NUMBER OF SHARES AUTHORIZED:
          Investor Class                                    17,740,361
          ------------------------------------------------------------
          Institutional Class                                  555,604
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      12.97
          ------------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $      12.42
          ------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended July 31, 2005

INVESTMENT INCOME:
Dividends                                                                      $ 4,694,672
-------------------------------------------------------------------------------------------
Interest                                                                           214,332
-------------------------------------------------------------------------------------------
    Total investment income                                                      4,909,004
-------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                      585,188
-------------------------------------------------------------------------------------------
Administrative services fees                                                        63,837
-------------------------------------------------------------------------------------------
Custodian fees                                                                      36,908
-------------------------------------------------------------------------------------------
Distribution fees -- Investor                                                      569,759
-------------------------------------------------------------------------------------------
Transfer agent fees -- Investor                                                    479,764
-------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                 5,279
-------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                           23,554
-------------------------------------------------------------------------------------------
Other                                                                              165,594
-------------------------------------------------------------------------------------------
    Total expenses                                                               1,929,883
-------------------------------------------------------------------------------------------
Less: Expensesreimbursed and expense offset arrangements                          (431,463)
-------------------------------------------------------------------------------------------
    Net expenses                                                                 1,498,420
-------------------------------------------------------------------------------------------
Net investment income                                                            3,410,584
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND FUTURES CONTRACTS:
Net realized gain from:
  Investment securities                                                          2,498,902
-------------------------------------------------------------------------------------------
  Futures contracts                                                                516,605
-------------------------------------------------------------------------------------------
                                                                                 3,015,507
-------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                         22,234,395
-------------------------------------------------------------------------------------------
  Futures contracts                                                                424,395
-------------------------------------------------------------------------------------------
                                                                                22,658,790
-------------------------------------------------------------------------------------------
Net gain from investment securities and futures contracts                       25,674,297
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $29,084,881
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2005 and 2004

                                                                                                          2005          2004
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                               $  3,410,584  $  2,302,210
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures contracts                                     3,015,507     2,709,783
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and futures contracts                  22,658,790    20,303,101
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                29,084,881    25,315,094
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Investor Class                                                                                        (3,187,004)   (2,074,514)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                     (104,063)      (58,208)
---------------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                 (3,291,067)   (2,132,722)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Investor Class                                                                                       (29,115,766)   15,729,074
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                      889,650       596,232
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (28,226,116)   16,325,306
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                               (2,432,302)   39,507,678
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                    239,415,447   199,907,769
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $305,813 and $186,296, respectively)  $236,983,145  $239,415,447
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM S&P 500 Index Fund, formerly INVESCO S&P 500 Index Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on April 1, 2002, the Fund limited public sales of its Investor Class shares to certain investors.
  The Fund's investment objective is to seek price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index (the "S & P 500"). Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan and transfer agency fees and expenses and other shareholder recordkeeping fees of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated between the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.
H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.
  Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.60% and 0.35% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.65% and 0.35% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  For the year ended July 31, 2005, AIM reimbursed expenses of $25,243 and reimbursed $365,006 and $5,165 of class level expenses of Investor and Institutional class shares respectively.

  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $30,195.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $63,837.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $479,764 for Investor Class shares and $5,279 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investor Class shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended July 31, 2005, the Investor Class shares paid $569,759.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $5,854.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2005, the Fund paid legal fees of $4,764 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--FUTURES CONTRACTS

On July 31, 2005, $600,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                     OPEN FUTURES CONTRACTS AT PERIOD END
        ---------------------------------------------------------------
                       NO. OF      MONTH/     MARKET VALUE  UNREALIZED
        CONTRACT      CONTRACTS  COMMITMENT     07/31/05   APPRECIATION
        ---------------------------------------------------------------
        S&P 500 Index    19     Sept.-05/Long  $5,874,800    $170,256
        ---------------------------------------------------------------

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                    2005       2004
         -------------------------------------------------------------
         Distributions paid from ordinary income $3,291,067 $2,132,722
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                               2005
        ----------------------------------------------------------------
        Undistributed ordinary income (accumulated losses) $    320,773
        ----------------------------------------------------------------
        Unrealized appreciation -- investments               24,201,568
        ----------------------------------------------------------------
        Temporary book/tax differences                          (14,957)
        ----------------------------------------------------------------
        Capital loss carryforward                            (4,651,550)
        ----------------------------------------------------------------
        Shares of Beneficial Interest                       217,127,311
        ----------------------------------------------------------------
        Total net assets                                   $236,983,145
        ----------------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,504,274 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 July 31, 2010                    $3,073,399
                 ---------------------------------------------
                 July 31, 2011                     1,578,151
                 ---------------------------------------------
                 Total capital loss carryforward  $4,651,550
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $9,400,887 and $27,802,629, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 45,552,179
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (21,350,611)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 24,201,568
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $213,170,502.

NOTE 9--SHARE INFORMATION

The Fund currently offers two different classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares are sold at net asset value.

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                                     YEAR ENDED JULY 31,
                                     --------------------------------------------------
                                               2005                      2004
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Investor Class                      4,536,570  $ 55,848,517   8,158,662  $ 93,393,414
----------------------------------------------------------------------------------------
  Institutional Class                   139,962     1,640,099     134,129     1,499,236
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Investor Class                        252,892     3,136,907     175,553     2,043,181
----------------------------------------------------------------------------------------
  Institutional Class                     8,746       104,063       5,219        58,200
----------------------------------------------------------------------------------------
Reacquired:/(a)/
  Investor Class                     (7,225,743)  (88,101,190) (6,947,424)  (79,707,521)
----------------------------------------------------------------------------------------
  Institutional Class                   (72,446)     (854,512)    (85,170)     (961,204)
----------------------------------------------------------------------------------------
                                     (2,360,019) $(28,226,116)  1,440,969  $ 16,325,306
----------------------------------------------------------------------------------------

/(a)/Amount is net of redemption fees of $4,356 and $121 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2005 and $16,385 and $373 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        INVESTOR CLASS
                                                                   ------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                                   ------------------------------------------------------
                                                                        2005        2004      2003       2002       2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.60       $  10.41  $   9.59  $  12.78   $  15.36
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.18           0.11      0.10      0.09       0.10
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.36           1.18      0.82     (3.19)     (2.39)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.54           1.29      0.92     (3.10)     (2.29)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.17)         (0.10)    (0.10)    (0.09)     (0.10)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --        --      (0.19)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.17)         (0.10)    (0.10)    (0.09)     (0.29)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                 0.00           0.00      0.00      0.00       0.00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.97       $  11.60  $  10.41  $   9.59   $  12.78
---------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                     13.38%         12.43%     9.73%   (24.33)%   (15.07)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $230,084       $234,090  $195,668  $135,578   $116,309
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       0.65%/(b)/     0.65%     0.65%     0.65%      0.63%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    0.83%/(b)/     1.00%     1.05%     1.01%      0.99%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   1.46%/(b)/     0.99%     1.15%     0.84%      0.75%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   4%             2%        1%        3%        43%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(b)/Ratios are based on average daily net assets of $227,903,420.

                                                                                     INSTITUTIONAL CLASS
                                                                   --------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                                   --------------------------------------------------
                                                                       2005      2004      2003       2002        2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $11.11       $ 9.97  $ 9.23      $ 12.45   $ 15.07
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.21         0.13    0.13/(a)/    0.08      0.19/(a)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    1.30         1.14    0.78        (3.11)    (2.44)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 1.51         1.27    0.91        (3.03)    (2.25)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.20)       (0.13)  (0.17)       (0.19)    (0.18)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --           --      --           --     (0.19)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                             (0.20)       (0.13)  (0.17)       (0.19)    (0.37)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest               0.00         0.00    0.00         0.00      0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $12.42       $11.11  $ 9.97      $  9.23   $ 12.45
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   13.70%       12.77%   9.98%      (24.50)%  (15.09)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,899       $5,325  $4,239      $   338   $   544
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.35%/(c)/   0.35%   0.35%        0.35%     0.35%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  0.46%/(c)/   0.67%   2.18%        7.36%     1.84%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 1.76%/(c)/   1.29%   1.35%        1.15%     1.03%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 4%           2%      1%           3%       43%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $6,171,592.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM

Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM S&P 500 Index Fund, formerly known as INVESCO S&P 500 Index Fund, (one of the funds constituting AIM Stock Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company
                                                        Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company); and CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company
                                                                                                 (3 portfolios))
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board of Trustees effective October
      4, 2004.

As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President, A
                                                        I M Distributors, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
 (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Vice President and
                                                        General Counsel, Fund Management
                                                        Company; and Senior Vice President, A I
                                                        M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.; and Director,
                                                        Fund Management Company
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
 Vice President and Treasurer                           M Advisors, Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

OFFICE OF THE FUND          SUB-ADVISOR
11 Greenway Plaza.          INVESCO Institutional (N.A.), Inc.
Suite 100                   Structural Products Group
Houston, TX 77046-1173      1166 Avenue of the Americas, 27th Floor
                            New York City, NY 10036
COUNSEL TO THE FUND
Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103-7599


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 100% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the Fund designates 100% of the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 4.46%, 3.86%, and 2.54%, respectively.


    Domestic Equity                              Sector Equity

AIM Aggressive Growth Fund                 AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                   AIM Energy Fund/1/
AIM Basic Value Fund                       AIM Financial Services Fund/1/
AIM Blue Chip Fund                         AIM Global Health Care Fund
AIM Capital Development Fund               AIM Global Real Estate Fund
AIM Charter Fund                           AIM Gold & Precious Metals Fund1
AIM Constellation Fund                     AIM Leisure Fund1
AIM Diversified Dividend Fund              AIM Multi-Sector Fund/1/
AIM Dynamics Fund1                         AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund             AIM Technology Fund/1/
AIM Large Cap Growth Fund                  AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/                   Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                   TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                 AIM Floating Rate Fund
AIM Premier Equity Fund                    AIM High Yield Fund
AIM S&P 500 Index Fund/1/                  AIM Income Fund
AIM Select Equity Fund                     AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/               AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/               AIM Money Market Fund
AIM Small Company Growth Fund/1/           AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                  AIM Total Return Bond Fund
AIM Trimark Small Companies Fund           Premier Portfolio
AIM Weingarten Fund                        Premier U.S. Government Money
                                            Portfolio/1/
*Domestic equity and income fund
                                           TAX-FREE

  International/Global Equity              AIM High Income Municipal Fund/8/
                                           AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund               AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                AIM Tax-Free Intermediate Fund
AIM European Growth Fund                   Premier Tax-Exempt Portfolio
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund              AIM Allocation Solutions
AIM Global Equity Fund
AIM Global Growth Fund                     AIM Conservative Allocation Fund
AIM Global Value Fund                      AIM Growth Allocation Fund/9/
AIM International Core Equity Fund/1/      AIM Moderate Allocation Fund
AIM International Growth Fund              AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/6/    AIM Moderately Conservative Allocation Fund
AIM Trimark Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /9/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of june 30, 2005.
--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com             I-SPI-AR-1              A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual   Retirement   Annuities   College    Separately   Offshore   Cash
Funds    Products                 Savings    Managed      Products   Management
                                  Plans      Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                              Percentage of Fees                              Percentage of Fees
                                             Billed Applicable to                            Billed Applicable to
                                              Non-Audit Services                              Non-Audit Services
                                             Provided for fiscal                             Provided for fiscal
                       Fees Billed for          year end 2005          Fees Billed for          year end 2004
                    Services Rendered to    Pursuant to Waiver of    Services Rendered to   Pursuant to Waiver of
                     the Registrant for         Pre-Approval          the Registrant for        Pre-Approval
                    fiscal year end 2005       Requirement/(1)/      fiscal year end 2004      Requirement/(1)/
                    --------------------    ---------------------    --------------------   ---------------------
Audit Fees                $   93,228                 N/A                   $  106,738                N/A
Audit-Related Fees        $        0                   0%                  $        0                  0%
Tax Fees/(2)/             $   21,802                   0%                  $   46,477                  0%
All Other Fees            $        0                   0%                  $        0                  0%
                          ----------                                       ----------
Total Fees                $  115,030                   0%                  $  153,215                  0%

PWC billed the Registrant aggregate non-audit fees of $21,802 for the fiscal year ended 2005, and $46,477 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax fees for the fiscal year end July 31, 2005 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end July 31, 2004 includes fees billed for reviewing tax returns and for tax consulting services.

Fees Billed by PWC Related to AIM and AIM Affiliates

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                    Fees Billed for Non-                              Fees Billed for Non-
                      Audit Services          Percentage of Fees         Audit Services         Percentage of Fees
                    Rendered to AIM and      Billed Applicable to     Rendered to AIM and      Billed Applicable to
                     AIM Affiliates for       Non-Audit Services       AIM Affiliates for      Non-Audit Services
                    fiscal year end 2005   Provided for fiscal year   fiscal year end 2004   Provided for fiscal year
                     That Were Required      end 2005 Pursuant to      That Were Required      end 2004 Pursuant to
                     to be Pre-Approved         Waiver of Pre-         to be Pre-Approved         Waiver of Pre-
                    by the Registrant's           Approval            by the Registrant's            Approval
                      Audit Committee           Requirement/(1)/      Audit Committee/(2)/       Requirement/(1)/
                    --------------------   ------------------------   --------------------   ------------------------
Audit-Related Fees          $  0                       0%                     $  0                      0%
Tax Fees                    $  0                       0%                     $  0                      0%
All Other Fees              $  0                       0%                     $  0                      0%
                            ----                                              ----                      -
Total Fees(2)               $  0                       0%                     $  0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II. Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III. Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. Non-Audit Services

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI. Procedures

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and
Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

     . Bookkeeping or other services related to the accounting records or financial statements of the audit client
     .    Financial information systems design and implementation
     .    Appraisal or valuation services, fairness opinions, or
          contribution-in-kind reports
     .    Actuarial services
     .    Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

     .    Management functions
     .    Human resources
     .    Broker-dealer, investment adviser, or investment banking services
     .    Legal services
     .    Expert services unrelated to the audit
     . Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not  applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of September 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of September 15, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Stock Funds

By:   /s/ ROBERT H. GRAHAM
      ---------------------------
      Robert H. Graham
      Principal Executive Officer

Date: October 7, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ ROBERT H. GRAHAM
      ----------------------------
      Robert H. Graham
      Principal Executive Officer

Date: October 7, 2005

By:   /s/ SIDNEY M. DILGREN
      ----------------------------
      Sidney M. Dilgren
      Principal Financial Officer

Date: October 7, 2005

                                  EXHIBIT INDEX

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.